UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Soliciting Material under §240.14a-12

TARGET CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy statement

and notice of annual meeting of shareholders

Wednesday, June 10, 2020 at
9:00 a.m. Central Daylight Time

Online at
virtualshareholdermeeting.com/TGT2020

Notice of 2020 annual meeting of shareholders

To our shareholders,

You are invited to attend Target Corporation’s 2020 annual meeting of shareholders (Annual Meeting) to be held as follows:

Purpose

Shareholders will vote on the following items of business:

Item	Board’s Recommendation
Election of 11 directors (page 18)	FOR each Director Nominee
Ratification of Ernst & Young LLP as our independent registered public accounting firm (page 60)	FOR
Advisory approval of executive compensation (Say on Pay) (page 62)	FOR
Approval of Target Corporation 2020 Long-Term Incentive Plan (page 63)	FOR

Due to the public health concerns regarding the novel coronavirus disease (COVID-19) pandemic, we are holding the Annual Meeting in a virtual-only meeting format to support the health and well-being of our team members and shareholders. You will not be able to attend the Annual Meeting at a physical location. For more information about the virtual-only meeting format, please see Question 12 “How can I attend the Annual Meeting?” on page 72 of the proxy statement for the Annual Meeting (Proxy Statement).

You may vote if you were a shareholder as of the record date. We urge you to read the Proxy Statement carefully and to vote in accordance with the recommendations of the Board of Directors (Board). If voting in advance, you should vote by the deadlines specified in the Proxy Statement, and may do so by telephone or Internet, or by signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you do not vote in advance and instead plan to vote during the Annual Meeting, you may do so if you enter the 16-digit control number found on your proxy card, voter instruction form, or Notice of Internet Availability of Proxy Materials, as applicable, at the time you log into the meeting at virtualshareholdermeeting.com/TGT2020.

Following the formal business of the Annual Meeting, our Chairman & Chief Executive Officer will provide prepared remarks, followed by a question and answer session.

Thank you for your continued support.

Sincerely,

Don H. Liu
Corporate Secretary	Approximate Date of Mailing of Proxy Materials or Notice of Internet Availability:
April 27, 2020

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Table of contents
Proxy summary	6
General information about corporate governance and the Board	8
Corporate governance highlights	8
Our directors	9
Board leadership structure	10
Board and shareholder meeting attendance	10
Committees	11
Risk oversight	14
Director independence	17
Policy on transactions with related persons	17
Business ethics and conduct	17
Communications with directors and shareholder outreach	18
Item one Election of directors	18
Election and nomination process	18
Board evaluations and refreshment	19
2020 nominees for director	20
Stock ownership information	27
Stock ownership guidelines	27
Beneficial ownership of directors and officers	29
Beneficial ownership of Target’s largest shareholders	30
Human Resources & Compensation Committee Report	31
Compensation Discussion and Analysis	31
Introduction	31
Executive summary	32
Our framework for executive compensation	37
Other benefit elements	42
Compensation governance	43
Compensation tables	47
Summary compensation table	47
Grants of plan-based awards in fiscal 2019	50
Outstanding equity awards at 2019 fiscal year-end	51
Option exercises and stock vested in fiscal 2019	52
Pension benefits for fiscal 2019	52
Nonqualified deferred compensation for fiscal 2019	53
Potential payments upon termination or change-in-control	54
Table of potential payments upon termination or change-in-control	55
Pay ratio disclosure	57
Director compensation	57
Equity compensation plan information	59
Other voting items	60
Item two Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm	60
Item three Advisory approval of executive compensation (Say on Pay)	62
Item four Approval of Target Corporation 2020 Long-Term Incentive Plan	63
Introduction	63
Plan corporate governance features and practices	64
Summary of the 2020 plan	65
Award terms	66
Federal income tax consequences	68
New plan benefits	69
Questions and answers about our Annual Meeting and voting	70
Appendix A Target Corporation 2020 Long-Term Incentive Plan	A-1

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Proxy summary

This summary highlights information described in other parts of this proxy statement (Proxy Statement) and does not contain all information you should consider in voting. Please read the entire Proxy Statement carefully before voting.

The Board of Directors of Target Corporation (Board) solicits the enclosed proxy for the 2020 annual meeting of shareholders (Annual Meeting) and for any adjournment of the Annual Meeting.

Target 2020 Annual Meeting

Items of business

Item	Board’s Recommendation
Election of 11 directors (page 18)	FOR each Director Nominee
Ratification of Ernst & Young as our independent registered public accounting firm (page 60)	FOR
Advisory approval of executive compensation (Say on Pay) (page 62)	FOR
Approval of Target Corporation 2020 Long-Term Incentive Plan (page 63)	FOR

Questions and answers about our Annual Meeting and voting

We encourage you to review the “Questions and answers about our Annual Meeting and voting” beginning on page 70 for answers to common questions on the rules and procedures surrounding the proxy and Annual Meeting process as well as the business to be conducted at our Annual Meeting.

Admission at the Annual Meeting

Due to the public health concerns regarding the novel coronavirus disease (COVID-19) pandemic, we are holding the Annual Meeting in a virtual-only meeting format to support the health and well-being of our team members and shareholders. You will not be able to attend the Annual Meeting at a physical location. The website for the virtual-only Annual Meeting is virtualshareholdermeeting.com/TGT2020. For more information about the virtual-only meeting format and attending the Annual Meeting, please see Question 12 “How can I attend the Annual Meeting?” on page 72.

Voting

If you held shares of Target common stock as of the record date (April 13, 2020), you are entitled to vote on the items of business.

Your vote is important. Thank you for voting.

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Advance voting methods and deadlines

Method
Instruction
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Go to the website identified on proxy card, voter instruction form, or Notice of Internet Availability of Proxy Materials.

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Enter control number on proxy card, voter instruction form, or Notice of Internet Availability of Proxy Materials.

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Follow instructions on the screen.

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Call the toll-free number identified on the enclosed proxy card or voter instruction form or, after viewing the proxy materials on the website provided in your Notice of Internet Availability of Proxy Materials, call the toll-free number for telephone voting identified on the website.

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Enter control number on the proxy card, voter instruction form, or Notice of Internet Availability of Proxy Materials.

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Follow the recorded instructions.

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Mark your selections on the enclosed proxy card or voter instruction form.

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Date and sign your name exactly as it appears on the proxy card or voter instruction form.

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Promptly mail the proxy card or voter instruction form in the enclosed postage-paid envelope.

Deadline

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

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Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 9, 2020.

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Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 8, 2020.

Return promptly to ensure proxy card or voter instruction form is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 8, 2020.

If you received a Notice of Internet Availability of Proxy Materials and would like to vote by mail, you must follow the instructions on the Notice to request a written copy of the proxy materials, which will include a proxy card or voter instruction form.

Any proxy may be revoked at any time prior to its exercise at the Annual Meeting. Please see the information in Question 3 “What is a proxy and what is a proxy statement?” on page 70.

Voting at the Annual Meeting

If you plan to vote during the Annual Meeting, you may do so if you enter the 16-digit control number found on your proxy card, voter instruction form, or Notice of Internet Availability of Proxy Materials, as applicable, at the time you log into the meeting at virtualshareholdermeeting.com/TGT2020. Please see the information in Question 6 “How do I vote?” on page 70.

Notice of internet availability of proxy materials

Important notice regarding the availability of proxy materials for the shareholders meeting to be held on June 10, 2020:
The proxy statement and annual report are available at www.proxyvote.com.

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General information about corporate governance and the Board

Corporate governance highlights

We have the core corporate governance practices listed below. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through shareholder outreach, current literature, and corporate governance organizations.

Practice	Description	More information
Accountability to shareholders
Board evaluations and refreshment	The Board regularly evaluates its performance in a variety of ways. Those evaluations, changes in business strategy and operations, and anticipated director retirements are used to identify desired characteristics for future Board members.	19
Annual elections	All directors are elected annually, which reinforces our Board’s accountability to shareholders.	18
Majority voting standard	Our Articles of Incorporation require a “majority voting” standard in uncontested director elections—each director must receive more votes “For” his or her election than votes “Against” in order to be elected.	18
Director resignation policy	An incumbent director that does not meet the majority voting standard must promptly offer to resign. The Governance Committee will make a recommendation and the Board must act on the offer within 90 days and publicly disclose its decision and rationale.	18
Proxy access	Any shareholder or group of up to 20 shareholders owning 3% or more of Target common stock continuously for at least the previous three years may nominate and include in our proxy materials director nominees totaling up to the greater of 20% of the Board or at least two directors.	74
No poison pill	We do not have a poison pill.
10% special meeting threshold	Shareholders owning 10% or more of Target’s outstanding stock have the right to call a special meeting of shareholders.
Shareholder voting rights are proportionate to economic interests
Single voting class	Target common stock is the only class of voting shares outstanding.	70
One share, one vote	Each share of Target common stock is entitled to one vote.	70
Responsiveness to shareholders
Responses to shareholder proposals

The Board responds to shareholder proposals that receive significant support by either making the proposed changes or explaining why the actions were not taken through the shareholder engagement process, proxy statement disclosure, or other means.

Understanding opposition to management proposals	As part of its shareholder engagement process, the Board seeks to understand the reasons for, and respond to, significant shareholder opposition to management proposals.
Availability of independent directors

Target’s Lead Independent Director is expected to communicate with major shareholders, as appropriate, and Target also makes other independent directors available, as appropriate, for shareholder engagement.

		10, 18
Strong, independent leadership
Independence

A majority of our directors must be independent. Currently, all of our directors other than our Chief Executive Officer (CEO) are independent, and all of our Committees consist exclusively of independent directors.

		12, 17
Lead Independent Director	Whenever our CEO is also the Chair of the Board, we require a Lead Independent Director position with specific responsibilities to provide independent oversight of management. Both the Lead Independent Director and the Chair of the Board are elected annually by the independent directors.	10
Committee membership and leadership rotations

The Governance Committee reviews and recommends Committee membership. The Board appoints members of its Committees annually, rotates Committee assignments periodically, and seeks to rotate the Lead Independent Director position and Committee Chair assignments every four to six years.

		10, 11

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Practice	Description	More information
Structures and practices enhance Board effectiveness
Diversity	The composition of our Board represents broad perspectives, experiences and knowledge relevant to our business while maintaining a balanced approach to gender and ethnic diversity.	18, 19
Director tenure policies	Our director tenure policies include mandatory retirement at age 72 and a maximum term limit of 20 years. In addition, a director is required to submit an offer of resignation for consideration by the Board upon any change in the director’s principal employment. These policies encourage Board refreshment and provide additional opportunities to maintain a balanced mix of perspectives and experiences.	19
Director overboarding policy

Any director serving as a CEO of a public company is expected to serve on no more than two public company boards (including our Board), and other directors are expected to serve on no more than four public company boards (including our Board).

Risk oversight	We disclose how risk oversight is exercised at the Board and Committee levels and how risk oversight responsibilities are allocated among the Committees.	14
Capital allocation policies and priorities	We disclose our capital allocation policies and priorities and how they are overseen by the Board and its Committees.	15
Management development and succession planning	Our Board regularly reviews management development and succession planning, with more in-depth reviews regularly conducted by the Human Resources & Compensation Committee.	16
Management incentive structures are aligned with long-term strategy
Performance goals linked to long-term strategy drive incentive awards	The Human Resources & Compensation Committee has identified short- and long-term performance goals that underpin Target’s strategy and has incorporated those goals into executive compensation plans to serve as drivers of incentive awards.	33
Communicating executive compensation to shareholders	The Compensation Discussion & Analysis explains how performance goals drive our executive compensation plans and connect to Target’s long-term strategy.	31
Follow leading compensation practices	See “Target’s executive compensation practices.”	43

For your convenience, we organized the corporate governance highlights listed above so you can see how our corporate governance practices compare favorably with the corporate governance principles developed by the Investor Stewardship Group (ISG), which includes some of the largest institutional investors and global asset managers and advocates for best practices in corporate governance. ISG’s corporate governance principles reflect common corporate governance beliefs featured in its members’ proxy voting guidelines.

Our directors

Name	Age	Director since	Most recent employer	Title	Independent	Other current public company boards
Roxanne S. Austin(1)	59	2002	Austin Investment Advisors	President	Yes	4
Douglas M. Baker, Jr.	61	2013	Ecolab Inc.	Chairman & CEO	Yes	1
George S. Barrett	65	2018	Cardinal Health, Inc.	Former Chairman & CEO	Yes	0
Brian C. Cornell	61	2014	Target Corporation	Chairman & CEO	No	1
Calvin Darden	70	2003	Darden Petroleum & Energy Solutions, LLC	Chairman	Yes	2
Henrique De Castro(1)	54	2013	Yahoo! Inc.	Former COO	Yes	2
Robert L. Edwards	64	2015	Safeway Inc.	Former President & CEO	Yes	0
Melanie L. Healey	59	2015	The Procter & Gamble Company	Former Group President, North America	Yes	3
Donald R. Knauss	69	2015	The Clorox Company	Former Chairman & CEO	Yes	2
Monica C. Lozano	63	2016	The College Futures Foundation	President & CEO	Yes	1
Mary E. Minnick	60	2005	Ocean 14 Capital	Partner	Yes	2
Kenneth L. Salazar	65	2013	WilmerHale	Partner	Yes	0
Dmitri L. Stockton	56	2018	General Electric Company	Former Senior Vice President & Special Advisor to the Chairman	Yes	3
(1) Ms. Austin and Mr. De Castro will not seek re-election and will leave the Board when their current terms end at the Annual Meeting.

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Board leadership structure

We do not have an express policy on whether the roles of Chair of the Board and CEO should be combined or separated. Instead, the Board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Target and our shareholders based on the evolving needs of the company. We currently have a combined Chair/CEO leadership structure. The Board regularly reevaluates our Board leadership structure as part of the Board evaluation process described under “Board evaluations and refreshment” on page 19 and also considers shareholder feedback on the topic. As a result of its most recent evaluation, the Board decided to continue having Mr. Cornell serve as both Chairman and CEO to allow him to coordinate the development, articulation, and execution of a unified strategy at the Board and management levels. Where the Chair/CEO roles are combined as they are currently, our Corporate Governance Guidelines require that we have a Lead Independent Director position to complement the Chair’s role and to serve as the principal liaison between the non-employee directors and the Chair. Mr. Baker currently serves as our Lead Independent Director, providing effective, independent leadership of our Board through his clearly defined and robust set of roles and responsibilities.

Our Corporate Governance Guidelines require that both the Chairman and Lead Independent Director be elected annually by the independent, non-employee directors, which ensures that the leadership structure is reviewed at least annually. The Board is committed to continuing to seek shareholder feedback on its approach as part of its ongoing shareholder outreach efforts and will continue to reassess its Board leadership structure on a regular basis.

Regular duties:

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Has the authority to convene meetings of the Board and executive sessions consisting solely of independent directors at every meeting.

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Presides at all meetings of the Board at which the Chair is not present, including executive sessions of independent directors.

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Consults with the Human Resources & Compensation Committee as it conducts the annual performance reviews of the CEO, with input from the other independent directors, and serves as the primary liaison between the CEO and the independent directors.

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Provides insights to the Human Resources & Compensation Committee as it annually approves the CEO’s compensation.

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Approves meeting schedules, agendas, and the information furnished to the Board to ensure that the Board has adequate time and information for discussion.

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Is expected to engage in consultation and direct communication with major shareholders, as appropriate.

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Coordinates with the CEO to establish minimum expectations for non-employee directors to consistently monitor Target’s operations and those of our competitors.

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Consults with the Governance Committee regarding Board and Committee composition, Committee Chair selection, the annual performance review of the Board and its Committees, and director succession planning.

Annual election: Elected annually by the independent, non-employee directors. Service: As a guideline, the Lead Independent Director should serve in that capacity for no more than four to six years.
Douglas M. Baker, Jr.
Lead Independent Director (Since 2015)

Board and shareholder meeting attendance

The Board met 7 times during fiscal 2019. All directors attended at least 85% of the aggregate total of meetings of the Board and Board Committees on which the director served during the last fiscal year.

All of our then-serving directors attended our 2019 Annual Meeting of Shareholders. The Board has a policy requiring all directors to attend all annual meetings of shareholders, absent extraordinary circumstances.

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Committees

Membership

The Board has the following Committees and Committee composition as of the date of this Proxy Statement:

Name	Audit & Finance	Human Resources & Compensation	Governance	Risk & Compliance	Infrastructure & Investment
Roxanne S. Austin(1)
Douglas M. Baker, Jr.
George S. Barrett
Calvin Darden
Henrique De Castro(2)
Robert L. Edwards
Melanie L. Healey
Donald R. Knauss
Monica C. Lozano(3)
Mary E. Minnick
Kenneth L. Salazar
Dmitri L. Stockton
Meetings held in 2019	7	6	4	3	4
= Chair	= Member

(1)

Ms. Austin will leave the Human Resources & Compensation Committee and Risk & Compliance Committee when her current Board term ends at the Annual Meeting.

(2)

Mr. De Castro will leave the Audit & Finance Committee and Infrastructure & Investment Committee when his current Board term ends at the Annual Meeting.

(3)

Ms. Lozano was named the Chair of the Human Resources & Compensation Committee, effective June 2020. At that time, she will join the Human Resources & Compensation Committee and rotate off the Audit & Finance Committee.

Determining committee composition and leadership

The Board appoints members of its Committees annually, with the Governance Committee reviewing and recommending Committee membership, and rotates Committee assignments periodically. The following considerations provide the framework for determining Committee composition and leadership:

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The guideline for rotating Committee Chair assignments is four to six years.

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The Board seeks to have each director serve on two Committees.

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The Board considers a number of factors in deciding Committee composition, including individual director experience and qualifications, prior Committee experience and increased time commitments for directors serving as a Committee Chair or Lead Independent Director.

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By virtue of the position, the Lead Independent Director is a member of the Governance Committee.

●

To enhance risk oversight coordination, the Risk & Compliance Committee must include at least one member from each of the other Committees.

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Information about our committees

All members of each Committee are independent directors. Each Committee operates under a written charter, a current copy of which is available on our company website, as described in Question 14 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 73.

Responsibilities

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Assists the Board in overseeing our financial reporting process, including the integrity of our financial statements and internal controls, the independent auditor’s qualifications and independence, performance of our internal audit function, and approval of transactions with related persons.

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Prepares the “Report of the Audit & Finance Committee” on page 61 and performs the duties and activities described in that report.

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Discusses with management our positions with respect to income and other tax obligations.

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Reviews with management our risk assessment and management policies and our major financial, accounting, and compliance risk exposures.

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Conducts a joint meeting annually with the Risk & Compliance Committee to review legal and regulatory risk and compliance matters.

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Assists the Board in overseeing our financial policies and financial condition, including our liquidity position, funding requirements, ability to access the capital markets, interest rate exposures, and policies regarding return of cash to shareholders.

Committee members Mr. Edwards (Chair) Mr. De Castro Ms. Lozano Ms. Minnick Mr. Stockton Number of meetings during fiscal 2019 7
Audit & Finance Committee(1)
(1)

The Board has determined that all members of the Audit & Finance Committee satisfy the applicable audit committee independence requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC). The Board has also determined that all members have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules. The determination for each of Mr. Edwards and Ms. Lozano was based on experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor, or actively supervising a person holding one of those positions. For Mr. De Castro, the determination was based on his experience serving as the Chief Operating Officer of Yahoo! Inc. and analyzing financial statements and financial performance of companies for Cantor Fitzgerald’s corporate venture capital arm. For Ms. Minnick, the determination was based on her experience with analyzing the financial statements and financial performance of portfolio companies of Lion Capital. For Mr. Stockton, the determination was based on his financial oversight experiences with General Electric Company.

Responsibilities

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Reviews our compensation philosophy, selection, and relative weightings of different compensation elements to balance risk, reward, and retention objectives, and the alignment of incentive compensation performance measures with our strategy.

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In consultation with the Lead Independent Director, reviews and approves goals and objectives for the CEO.

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Reviews and approves the composition and value of all executive officer compensation.

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Reviews and approves the compensation provided to non-employee members of the Board.

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Prepares the “Human Resources & Compensation Committee Report” on page 31.

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Oversees risks associated with our compensation policies and practices, and annually reviews with its compensation consultant whether those policies and practices create material risks to Target.

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Oversees management development, evaluation, and succession planning.

Committee members Ms. Austin (Chair) Mr. Barrett Mr. Darden Ms. Healey Mr. Knauss Number of meetings during fiscal 2019 6
Human Resources & Compensation Committee(2)
(2) The Board has determined that all members of the Human Resources & Compensation Committee satisfy the applicable compensation committee independence requirements of the NYSE and the SEC.

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Responsibilities

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Oversees our corporate governance practices.

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Leads director succession planning and identifies individuals qualified to become Board members.

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Makes recommendations, in consultation with the Lead Independent Director, on overall composition of the Board and its Committees, and the selection of the Committee Chairs and the Lead Independent Director.

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Leads the annual self-evaluation performance review of the Board and its Committees in consultation with the Lead Independent Director.

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Oversees corporate responsibility efforts and policies and practices regarding public advocacy and political activities.

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Periodically reviews our Committee charters and Corporate Governance Guidelines.

Committee members Mr. Baker (Chair) Mr. Darden Ms. Healey Ms. Lozano Number of meetings during fiscal 2019 4
Governance Committee

Responsibilities

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Assists the Board in overseeing management’s identification and evaluation of our principal operating, business, and compliance and ethics risks (including information security, cybersecurity, and workplace conduct).

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Oversees our risk management framework and the policies, procedures, and practices employed to manage risks.

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Oversees and monitors the effectiveness of our business ethics and compliance program.

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Supports the Audit & Finance Committee in oversight of compliance with legal and regulatory requirements.

Committee members Mr. Salazar (Chair) Ms. Austin Mr. Baker Mr. Barrett Mr. Edwards Number of meetings during fiscal 2019 3
Risk & Compliance Committee

Responsibilities

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Assists the Board in overseeing our investment activity, including alignment of investments with our strategy, and evaluating the effectiveness of investment decisions.

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Oversees management’s resource allocation plans regarding infrastructure requirements.

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Reviews management’s plans for business development, business acquisitions, and other significant business relationships, including alignment of opportunities with our strategic objectives, expected return on investment, and post-acquisition integration and performance of acquired businesses.

Committee members Ms. Minnick (Chair) Mr. De Castro Mr. Knauss Mr. Salazar Mr. Stockton Number of meetings during fiscal 2019 4
Infrastructure & Investment Committee

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Risk oversight

Overview

A summary of the current allocation of general risk oversight functions among management, the Board and its Committees is as follows:

The primary responsibility for the identification, assessment and management of the various risks that we face belongs with management. At the management level, risks are prioritized and assigned to senior leaders based on the risk’s relationship to the leader’s business area and focus. Those senior leaders develop plans to address the risks and measure the progress of risk management efforts. Our Chief Legal & Risk Officer provides centralized oversight of Target’s enterprise risk management program. Our Chairman & CEO and his direct reports meet regularly with the Chief Legal & Risk Officer to identify, assess, and manage risks facing the business. In addition, the Chief Legal & Risk Officer and other enterprise risk management team members regularly meet with leaders of business areas to inform, coordinate, and manage the enterprise risk management program.

The Risk & Compliance Committee currently coordinates the oversight of different risks by the Board and each Committee, and is structured to support that coordination by having at least one director from each Committee included in its membership. The Board’s oversight of the risks occurs as an integral and continuous part of the Board’s oversight of our business and seeks to ensure that management has processes in place to deal appropriately with risk. For example, our principal strategic risks are reviewed as part of the Board’s regular discussion and consideration of our strategy, and the alignment of specific initiatives with that strategy. Similarly, at every meeting the Board reviews the principal factors influencing our operating results, including the competitive environment, and discusses with our senior executive officers the major events, activities, and challenges affecting the company.

The Board’s ongoing oversight of risk also occurs at the Board Committee level on a more focused basis as detailed above. The Chief Legal & Risk Officer annually presents an overview of the enterprise risk management program to the Board’s Risk & Compliance Committee and provides it with regular updates on the program and status of key risks facing the business. The Risk & Compliance Committee regularly receives updates on key risk areas from members of management with primary responsibility for managing those risk areas. In addition, the Risk & Compliance Committee and Audit & Finance Committee annually conduct a joint meeting to review legal and regulatory risk and compliance matters.

The following sections provide additional detail about risk oversight of the recent COVID-19 pandemic and how risk oversight is currently exercised by the Board and its Committees over some other key risk areas.

The COVID-19 pandemic

The COVID-19 pandemic, which the United States declared a national emergency in March 2020, has profoundly affected our guests, our team, and the communities we serve. To help coordinate risk oversight in addressing the crisis, management has increased the level of Board communications and interactions. In addition, we created a task force to centrally assess, respond, manage and communicate throughout this crisis.

As the crisis has evolved, guests have relied on Target for essential items like food, medicine, cleaning products, and pantry stock-up

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items. The Board has been actively monitoring and overseeing management’s response to this crisis, including:

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implementing more rigorous cleaning processes and safety measures in our stores and distribution centers,

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increasing pay for front-line team members and enhancing team member benefits,

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adjusting the expected timing of some strategic initiatives to minimize potential disruptions to store teams and our supply chain network in their work to serve our guests,

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suspending share repurchase activity during this period of uncertainty, and

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reviewing emergency succession plans in place for key leadership roles.

Management and the Board will continue to oversee our response and the risks related to the COVID-19 pandemic.

Information security, cybersecurity, and data privacy

Securing the information we receive and store about our guests, team members, vendors, and other third parties is important to us. We have systems in place to safely receive and store that information and to detect, contain, and respond to data security incidents. While everyone at Target plays a part in managing these risks, oversight responsibility is shared by the Board, its Committees, and management:

Responsible party	Oversight area for information security, cybersecurity, and data privacy
Board	Oversight of these risks within Target’s overall risks
Risk & Compliance Committee	Delegated by the Board with primary oversight responsibility for information security, cybersecurity, and data privacy risks
Audit & Finance Committee	Internal controls designed to mitigate these risks
Management

Our Chief Information Officer, our Chief Information Security Officer, and senior members of our information security team are responsible for identifying and managing these risks, and reporting to the Risk & Compliance Committee, Audit & Finance Committee, and/or the full Board

Management provides regular updates to the Board and/or Committees of the Board on these risks throughout the year and, at least annually, the Chief Information Security Officer provides an information security program review to the Risk & Compliance Committee to inform the Committee in its oversight of these risks.

Capital allocation

Management is responsible for developing and executing our capital allocation policy with oversight by the Board and its Committees. Our disciplined and balanced approach to capital allocation is based on the following priorities, ranked in order of importance:

Priorities	Description
1. Investing in our business	Fully invest in opportunities to profitably grow our business, create sustainable long-term value, and maintain our current operations and assets
2. Annual dividend	Maintain a competitive quarterly dividend and seek to grow it annually
3. Share repurchase	Return excess cash to shareholders by repurchasing shares within the limits of our credit rating goals

Our business generates more cash than we currently need to fully invest in the growth and long-term health of our business, so we return excess cash to shareholders through an appropriate balance of dividends and share repurchase. We believe that:

●

our dividend should be competitive and sustainable,

●

share repurchase is a necessary component of efficient capital allocation as it returns excess cash to shareholders after we have met our priorities of fully investing in our business and maintaining a competitive dividend, and

●

cash returned to shareholders through share repurchase can be redeployed to its most productive use.

We use share repurchase to balance the levels of debt and equity on our balance sheet to support our credit rating goals, and have flexibility to adjust the level of share repurchase activity to respond to changes in our operating performance and investment opportunities. For example, in the past we suspended share repurchase activity during certain periods in response to changes in our operating performance, but we continued to invest in our business and grew our annual dividend during those periods. In addition, we recently suspended share repurchase activity during the period of uncertainty related to the COVID-19 pandemic.

The Board, its Committees, and management share responsibility for overseeing capital allocation among our three capital allocation priorities:

Responsible party	Oversight area for capital allocation
Board

Primary oversight responsibility over capital allocation policy, balancing the three capital allocation priorities appropriately for the growth and long-term health of our business, and authorizing dividends and share repurchase programs

Infrastructure & Investment Committee	Overall level of investments in our business and their alignment with our strategies and effectiveness in achieving appropriate returns

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Responsible party	Oversight area for capital allocation
Audit & Finance Committee

Liquidity to support operations and investments, capacity for and competitiveness of annual dividends, execution of share repurchase activity, credit rating goals, and recommendations to the full Board on amount of dividends and share repurchase levels

Human Resources & Compensation Committee	Compensation effects of all capital allocation priorities on plan design, goal-setting process, performance updates, and payouts
Management

Identifying, executing on, and monitoring performance of investment opportunities that meet strategic and return criteria, monitoring dividend policy and periodically recommending changes to maintain a competitive dividend level, and executing the share repurchase program within authorized limits and at a pace that ensures liquidity, maintains our ability to capitalize on investment opportunities, and stays within the limits of our credit ratings goals

Corporate responsibility and reputation

Target recognizes the importance of environmental, social, and governance issues. We have a longstanding dedication to improving the communities where we operate, and since 1946 we have donated 5 percent of our profit to those communities. We know that working together with our team members, guests, suppliers, and communities creates better outcomes on issues that matter to us all. Corporate responsibility is an enterprise-wide commitment informed by and integrated into our business strategy.

We publish an annual Corporate Responsibility Report to report on environmental, social, and governance performance issues most important to our business stakeholders. We align our corporate responsibility efforts to a number of industry-recognized standards and frameworks, including:

●

the Global Reporting Initiative Standards,

●

Sustainability Accounting Standards Board,

●

CDP, and

●

the United Nations Sustainable Development Goals.

Our most recent report, published in September 2019, covers a variety of environmental, social, and governance issues, including responsible sourcing practices, diversity and inclusion, sustainable products, environmental management and policies, stakeholder engagement, and community investment, and explains how we are aligned to those standards and frameworks. Through our annual Corporate Responsibility Reports, we set goals and targets and report our progress. A copy of our most recent Corporate Responsibility Report is available on our company website at https://corporate.target.com/corporate-responsibility/goals-reporting, as described in Question 14 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 73.

The Board, its Committees, and management share responsibility for overseeing corporate responsibility and reputation:

Responsible party	Oversight area for corporate responsibility and reputation
Board	Oversight of these risks within Target’s overall risks
Governance Committee	Delegated by the Board with primary oversight responsibility for corporate responsibility matters
Risk & Compliance Committee	Operating, business, compliance and ethics risks, including workplace conduct
Human Resources & Compensation Committee	Compensation policies and practices, and organizational talent and development
Management

The Vice President of Corporate Responsibility and the Corporate Responsibility team work with functional leaders across the company to determine strategies, policies, and goals related to corporate responsibility and sustainability and regularly report to and seek input from the Governance Committee on those matters, including review of the annual Corporate Responsibility Report

Management development and succession planning

One of the primary responsibilities of the Board is to ensure that Target has a high-performing management team. To meet that goal, the Board, the Human Resources & Compensation Committee, and management share responsibility for management development and succession planning:

Responsible party	Oversight area for management development and succession planning
Board

Oversight of these risks within Target’s overall risks, including regular reviews of management development and succession planning to maximize the pool of internal candidates who can assume top management positions without undue interruption

Human Resources & Compensation Committee

Primary responsibilities for organizational talent and development and management succession planning risks, including regular reviews of talent development and succession planning with a deeper focus than the full Board review, emphasizing career development of promising management talent

Management

The Chief Human Resources Officer and senior Human Resources leaders work with functional leaders across the company in developing and implementing programs to attract, assess, and develop management-level talent for possible future senior leadership positions

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Director independence

The Board believes that a majority of its members should be independent directors. The Board annually reviews all relationships that directors have with Target to affirmatively determine whether the directors are independent. If a director has a material relationship with Target, that director is not independent. The listing standards of the NYSE also detail certain relationships that, if present, preclude a finding of independence. The Board affirmatively determined that all non-employee directors are independent. Mr. Cornell is the only employee director and is not independent.

In making its independence determination, the Board specifically considered the following transactions during fiscal 2019 and concluded that none of them impaired any director’s independence:

●

Mr. Baker serves as Chairman & CEO of Ecolab Inc., from which we purchased supplies, servicing, repairs, and merchandise.

●

Ms. Minnick serves as a partner in two Lion Capital funds, one of which had one portfolio company from which we purchased wholesale merchandise.

●

Mr. Salazar serves as a partner in WilmerHale, which provided legal services to us. Mr. Salazar does not personally provide any of the legal services to Target. In addition, WilmerHale represented to us that: (a) Mr. Salazar’s compensation was not affected by the amount of legal services performed by WilmerHale for Target, (b) Mr. Salazar did not receive any of the fees from the Target relationship during each of the last three years, and (c) Mr. Salazar will not receive any of the fees from the Target relationship in the future.

Each of the transactions above involved amounts that represented an immaterial percentage of our, and the other entity’s, revenues, and were well below the amounts that would preclude a finding of independence under the NYSE listing standards. In addition, none of the above transactions are related-party transactions because none of the directors have a direct or indirect material interest in the listed transactions.

In addition to the transactions described above, the Board also considered the following and concluded that none of them impaired any director’s independence:

●

Each director’s length of service on the Board. Specifically, the Board determined that Mr. Darden and Ms. Minnick, each of whom are up for re-election and have served on the Board for more than 13 years, continue to demonstrate the independence of judgment expected of independent directors.

●

The employment of the son of Don Knauss as a sales representative by a supplier from which we purchased wholesale merchandise during fiscal 2019. The relationship is discussed in more detail under “Policy on transactions with related persons.”

Policy on transactions with related persons

The Board has adopted a written policy requiring that any transaction: (a) involving Target, (b) in which one of our directors, nominees for director, executive officers, or greater than five percent shareholders, or their immediate family members, have a direct or indirect material interest, and (c) where the amount involved exceeds $120,000 in any fiscal year, be approved or ratified by a majority of independent directors of the full Board or by a designated Committee of the Board. The Board has designated the Audit & Finance Committee as having responsibility for reviewing and approving all such transactions except those dealing with compensation of executive officers and directors, or their immediate family members, in which case it will be reviewed and approved by the Human Resources & Compensation Committee.

In determining whether to approve or ratify any such transaction, the independent directors or relevant Committee must consider, in addition to other factors deemed appropriate, whether the transaction is on terms no less favorable to Target than those involving unrelated parties. No director may participate in any review, approval, or ratification of any transaction if the director, or the director’s immediate family member, has a direct or indirect material interest in the transaction.

We ratified one related party transaction in accordance with this policy during fiscal 2019. The son of Don Knauss, a non-employee director, is employed as a sales representative by a supplier from which Target purchases wholesale merchandise. Mr. Knauss’s son represented the supplier in its relationship with Target Corporation during fiscal 2019. In fiscal 2019, we purchased approximately $0.7 million of merchandise from the supplier, which represented less than 0.1% of our annual revenues. Target’s decisions regarding purchases of merchandise from its suppliers are made by team members in the merchandising departments and no member of the Board has any input or involvement in such decisions. The transaction involving Mr. Knauss’s son did not affect Mr. Knauss’s independence and, as indicated above under “Director independence,” the Board affirmatively determined that Mr. Knauss is independent.

Business ethics and conduct

We are committed to conducting business ethically and lawfully. All of our directors and named executive officers, like all Target team members, are required to act at all times with honesty and integrity.

Our Code of Ethics, which applies to all Target team members, including our executive officers and Chief Accounting Officer & Controller, addresses a variety of topics, including putting ethics into action, working together, maintaining trust, conducting business fairly, safeguarding what’s ours, and caring for the world. Included

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within those topics is how we address conflicts of interest, fair dealing, required information disclosures, and compliance with laws, rules, and regulations, and prompt reporting. Our Code of Ethics also describes the means by which any employee can provide an anonymous report of an actual or apparent violation of our Code of Ethics. Similarly, our directors are subject to a separate Code of Ethics contained within our Corporate Governance Guidelines, which is tailored to the unique role fulfilled by members of the Board and addresses conflicts of interest, corporate opportunities, maintaining confidentiality, compliance with laws, fair dealing, and compliance procedures.

On our website we disclose any amendments to, or waivers from, any provision of the applicable Code of Ethics involving our directors, executive officers, Chief Accounting Officer & Controller, or other persons performing similar functions.

Communications with directors and shareholder outreach

Shareholders and other interested parties seeking to communicate with any individual director or group of directors may send correspondence to Target Board of Directors, c/o Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403 or email BoardOfDirectors@target.com, which is managed by the Corporate Secretary. The Corporate Secretary, in turn, has been instructed by the Board to forward all communications, except those that are clearly unrelated to Board or shareholder matters, to the relevant Board members.

We regularly engage in outreach efforts with our shareholders, both large and small, relating to our business, compensation practices, and environmental, social, and governance issues. We involve one or more independent directors in these conversations, as appropriate. While we benefit from an ongoing dialogue with many of our shareholders, we recognize that we have not communicated directly with all of our shareholders. If you would like to engage with us, please send correspondence to Target Corporation, Attn: Investor Relations, 1000 Nicollet Mall, TPN-0841, Minneapolis, Minnesota 55403 or email investorrelations@target.com.

Item one

Election of directors

Election and nomination process

Our election process is backed by sound corporate governance principles:

●

All directors are elected annually.

●

Directors are elected under a “majority voting” standard—each director in an uncontested election must receive more votes “For” his or her election than votes “Against” in order to be elected.

●

An incumbent director who is not re-elected must promptly offer to resign. The Governance Committee will make a recommendation on the offer to the full Board, and the Board must accept or reject the offer within 90 days and publicly disclose its decision and rationale.

The Governance Committee is responsible for identifying individuals qualified to become Board members and making recommendations on director nominees to the full Board. The Committee considers the following factors in its efforts to identify potential director candidates:

●

Input from the Board and management and feedback from our shareholders to identify the backgrounds and skill sets that are desired.

●

Changes in our business strategy or operating environment and the future needs of the Board in light of anticipated director retirements under our Board tenure policies.

The criteria the Board follows in determining the composition of the Board are as follows:

●

Directors are to have broad perspective, experience, knowledge, and independence of judgment.

●

The Board as a whole should consist predominantly of persons with strong business backgrounds that span multiple industries.

●

The Board does not have a specific policy regarding consideration of gender, ethnic, or other diversity criteria in identifying director candidates, but understands the value of diversity and inclusion.

The Governance Committee periodically uses a third-party search firm to assist in identifying director candidates and will also consider recommendations from shareholders. Any shareholder who wants the Governance Committee to consider a candidate should submit a written request and related information to our Corporate Secretary no later than December 31 of the calendar year preceding the next annual meeting of shareholders. Shareholders may also nominate director candidates directly if they comply with our bylaws, which are described in more detail in Question 18 “How do I submit a proposal or nominate a director candidate for the 2021 annual meeting of shareholders?” on page 74.

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Board evaluations and refreshment

Self-evaluation

The Governance Committee, in consultation with the Lead Independent Director, annually leads the performance review of the Board and its Committees. In 2019, the Board self-evaluation involved a survey completed by each director about the Board and the Committees on which the director served, followed by one-on-one conversations between the Lead Independent Director and each director seeking candid feedback. Following completion of those conversations the results were discussed by the full Board and each Committee. In 2019, the Board self-evaluation was administered by the Corporate Secretary’s office. The annual self-evaluation has periodically been conducted by a third-party consultant, as appropriate.

The self-evaluation process seeks to obtain each director’s assessment of the effectiveness of the Board, the Committees, and their leadership, Board and Committee composition, and Board/management dynamics. In addition, as part of the self-evaluation process the Board evaluates individual director performance through questions in the survey focused on obtaining candid feedback on individual directors and through the one-on-one conversations between the Lead Independent Director and each director.

The Board maintains tenure policies (contained in our Corporate Governance Guidelines) as a means of ensuring that the Board regularly benefits from a balanced mix of perspectives and experiences.

Our current Board’s composition represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors:

(1)

Our ethnically or racially diverse directors are Mr. Darden, Mr. De Castro, Ms. Healey, Ms. Lozano, Mr. Salazar, and Mr. Stockton.

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2020 nominees for director

After considering the recommendations of the Governance Committee, the Board has set the number of directors at 11 and nominated all current directors to stand for re-election, except for Roxanne Austin and Henrique De Castro who will depart the Board at the end of their current terms. The Board believes that each of these nominees is qualified to serve as a director of Target and the specific qualifications of each nominee that were considered by the Board follow each nominee’s biographical description. In addition, the Board believes that the combination of backgrounds, skills, and experiences has produced a Board that is well-equipped to exercise oversight responsibilities on behalf of Target’s shareholders and other stakeholders.

The following tables describe key characteristics of our business, the desired skills for those business characteristics, what those skills represent, and which independent members of our Board nominated for election at the Annual Meeting possess those skills.

Target’s business characteristics	Desired skill	What the skill represents
Target is a large retailer that offers everyday essentials and fashionable, differentiated merchandise at discounted prices in stores and through digital channels.	Retail Industry Experience	Large retail and/or consumer products company experience.

Target’s scale and complexity requires aligning many areas of our operations, including marketing, merchandising, supply chain, technology, human resources, property development, credit card servicing, and our community and charitable activities.

	Senior Leadership	Experience as executive officer level business leader and/or senior government leader.
Our brand is the cornerstone of our strategy to provide a relevant and affordable differentiated shopping experience for our guests.	Marketing / Brand Management	Marketing and/or managing well-known brands and/or the types of consumer products and services we sell.
We operate a large network of stores and distribution centers.	Real Estate	Real estate acquisitions and dispositions and/or property management experience.
We have a large and global workforce, which represents one of our key resources, as well as one of our largest operating expenses.	Workforce Management	Managing a large and/or global workforce.

Our business has become increasingly complex as we have expanded our offerings as well as the channels in which we deliver our shopping experience. This increased complexity requires sophisticated technology infrastructure.

	Technology	Leadership and understanding of technology, digital platforms and new media, data security, and/or data analytics.
Our business involves sourcing merchandise domestically and internationally from numerous vendors and distributing it through our network of distribution centers.	Multi-National Operations / Supply Chain Logistics	Executive officer roles at multi-national organizations and/or in global supply chain operations.
We are a large public company committed to disciplined financial and risk management, legal and regulatory compliance, and accurate disclosure.	Finance / Risk Management	Public company management, financial stewardship, and/or enterprise risk management experience.
To be successful, we must preserve, grow, and leverage the value of our reputation with our guests, team members, the communities in which we operate and our shareholders.	Public Affairs / Corporate Governance	Public sector experience, community relations, and/or corporate governance expertise.
Desired skill	Mr. Baker	Mr. Barrett	Mr. Darden	Mr. Edwards	Ms. Healey	Mr. Knauss	Ms. Lozano	Ms. Minnick	Mr. Salazar	Mr. Stockton
Retail Industry Experience
Senior Leadership
Marketing / Brand Management
Real Estate
Workforce Management
Technology
Multi-National Operations / Supply Chain Logistics
Finance / Risk Management
Public Affairs / Corporate Governance

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We believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Background

Douglas M. Baker, Jr., is Chairman & Chief Executive Officer of Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial, and energy markets. He has served as Chairman of the Board of Ecolab since May 2006 and Chief Executive Officer since July 2004. Mr. Baker previously held various leadership positions within Ecolab, including President and Chief Operating Officer.

Qualifications

Mr. Baker provides the Board with valuable global marketing, sales, and general management experience, as well as operational and governance perspectives. His current role as CEO of a large publicly-held company provides the Board with additional top-level perspective in organizational management.

Other public company boards

Douglas M. Baker, Jr.
Age 61 Director since 2013 Lead Independent Director
Committees ● Governance (Chair) ● Risk & Compliance
	Current Ecolab Inc.	Within past five years U.S. Bancorp

Background

George S. Barrett is the former Chairman & Chief Executive Officer of Cardinal Health, Inc., a global integrated healthcare services and products company. He held that position from August 2009 until the end of 2017, when he became Executive Chairman, a position he held until November 2018. Mr. Barrett previously held a number of executive positions with global pharmaceutical manufacturer Teva Pharmaceutical Industries Ltd., including Chief Executive Officer of its North American business and Executive Vice President for global pharmaceuticals.

Qualifications

Through his services in leadership positions with companies in the healthcare industry for over 30 years, Mr. Barrett provides the Board with extensive experience in the areas of executive leadership, distribution and manufacturing operations, regulatory compliance, finance, strategic planning, human resources, and corporate governance.

Other public company boards

George S. Barrett
Age 65 Director since 2018 Independent
Committees ● Human Resources & Compensation ● Risk & Compliance
	Current None	Within past five years Cardinal Health, Inc.

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Background

Brian C. Cornell has served as Chairman of the Board & Chief Executive Officer of Target Corporation since August 2014. Mr. Cornell previously served as Chief Executive Officer of PepsiCo Americas Foods, a division of PepsiCo, Inc. He also served as Chief Executive Officer & President of Sam’s Club, a division of Wal-Mart Stores, Inc., and as an Executive Vice President of Wal-Mart Stores, Inc.

Qualifications

Through his more than 30 years in escalating leadership positions at leading retail and global consumer product companies, including three CEO roles and more than two decades doing business in North America, Asia, Europe, and Latin America, Mr. Cornell provides meaningful leadership experience and retail knowledge. His experience includes time as both a vendor partner and a competitor to Target, and he brings insights from those roles to the company today.

Other public company boards

Brian C. Cornell
Age 61 Director since 2014
Committees ● None
	Current Yum! Brands, Inc.	Within past five years Polaris Industries Inc.

Background

Calvin Darden is Chairman of Darden Petroleum & Energy Solutions, LLC, a company that sells fuel products, a position he has held on a full-time basis since February 2015. Mr. Darden previously served as Chairman of Darden Development Group, LLC, a real estate development company. He had a 33-year career with the United Parcel Service of America, Inc., an express carrier and package delivery company, and served in a variety of senior management positions, ending as Senior Vice President of U.S. Operations.

Qualifications

Mr. Darden provides the Board with significant experience in supply chain networks, logistics, customer service, and management of a large-scale workforce obtained over his career in the delivery industry, and more recently has developed expertise in community relations and real estate development.

Other public company boards

Calvin Darden
Age 70 Director since 2003 Independent
Committees ● Human Resources & Compensation ● Governance
	Current Aramark Cardinal Health, Inc.	Within past five years Coca-Cola Enterprises, Inc.

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Background

Robert L. Edwards is the former President & Chief Executive Officer of Safeway Inc., a United States food and drug retail company. He also served as President & Chief Executive Officer of AB Acquisition LLC, a North American food and drug retail company, a position he held from January 2015 to April 2015 due to Albertsons’ acquisition of Safeway Inc. Mr. Edwards previously held several other executive level positions with Safeway Inc., including President & Chief Financial Officer and Executive Vice President & Chief Financial Officer. He also held executive positions at Maxtor Corporation and Imation Corporation.

Qualifications

Mr. Edwards provides the Board with substantial food and drug retail expertise and perspectives. In addition, his prior experiences as a CEO of a large publicly-held company and as CFO of multiple public companies provide the Board with extensive public company accounting and financial reporting expertise and a top-level perspective in organizational management.

Other public company boards

Robert L. Edwards
Age 64 Director since 2015 Independent
Committees ● Audit & Finance (Chair) ● Risk & Compliance
	Current None	Within past five years Blackhawk Network Holdings, Inc.

Background

Melanie L. Healey is the former Group President, North America, of The Procter & Gamble Company, one of the world’s leading providers of branded consumer packaged goods. Ms. Healey also served as Group President & Advisor to the Chairman & Chief Executive Officer of The Procter & Gamble Company from January 2015 to July 2015. Ms. Healey held a number of other leadership roles at Procter & Gamble, including Group President, Global Health, Feminine and Adult Care Sector. Prior to working at Procter & Gamble, Ms. Healey served in a variety of marketing leadership roles for Johnson & Johnson and S.C. Johnson & Sons.

Qualifications

Ms. Healey provides the Board with valuable strategic, branding, distribution, and operating experience on a global scale obtained over her more than 30-year career in the consumer goods industry at three multinational companies. Her deep experience in marketing, including her 18 years outside the United States, provides the Board with strategic and operational leadership and critical insights into brand building and consumer marketing trends globally.

Other public company boards

Melanie L. Healey
Age 59 Director since 2015 Independent
Committees ● Human Resources & Compensation ● Governance
	Current Hilton Worldwide Holdings Inc. PPG Industries, Inc. Verizon Communications Inc.	Within past five years None

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Background

Donald R. Knauss is the former Chairman & Chief Executive Officer of The Clorox Company, a leading multinational manufacturer and marketer of consumer and professional products. He also served as Executive Chairman of The Clorox Company from November 2014 to June 2015. Mr. Knauss previously served as Executive Vice President and Chief Operating Officer of Coca-Cola North America and in various other senior management roles for its subsidiary businesses, and held various marketing and sales positions with PepsiCo, Inc. and The Procter & Gamble Company. Mr. Knauss also served as an Officer in the United States Marine Corps.

Qualifications

Mr. Knauss possesses substantial senior management level experience in a variety of areas, including branded consumer products and consumer dynamics, manufacturing and supply chain, the retail environment, and sales and distribution, which strengthens the Board’s collective knowledge, capabilities, and experience.

Other public company boards

Donald R. Knauss
Age 69 Director since 2015 Independent
Committees ● Human Resources & Compensation ● Infrastructure & Investment
	Current Kellogg Company McKesson Corporation	Within past five years The Clorox Company

Background

Monica C. Lozano is President and Chief Executive Officer of The College Futures Foundation, a position she has held since December 2017. She also co-founded The Aspen Institute Latinos and Society Program and served as Chair of its Advisory Board from January 2015 to October 2019. Ms. Lozano previously served as Chairman of U.S. Hispanic Media, Inc., a leading Hispanic news and information company, from June 2014 to January 2016. Ms. Lozano previously served in the roles of Chair and Chief Executive Officer of ImpreMedia, LLC, a wholly owned subsidiary of U.S. Hispanic Media, Inc. Ms. Lozano also served as Chief Executive Officer and Publisher of La Opinion, a subsidiary of ImpreMedia, LLC, and in several management-level roles with the company.

Qualifications

Ms. Lozano possesses substantial senior management experience in areas such as operations, strategic planning and marketing, including multi-media content. She also has a deep understanding of issues that are important to Hispanics, a growing U.S. demographic. Ms. Lozano has board-level experience overseeing large organizations with diversified operations on matters such as governance, risk management, and financial reporting.

Other public company boards

Monica C. Lozano
Age 63 Director since 2016 Independent
Committees ● Audit & Finance(1) ● Governance
	Current Bank of America Corporation	Within past five years The Walt Disney Company
(1)

Ms. Lozano was named the Chair of the Human Resources & Compensation Committee, effective June 2020. At that time, she will join the Human Resources & Compensation Committee and rotate off the Audit & Finance Committee.

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Background

Mary E. Minnick has been a partner of Ocean 14 Capital, an Impact Fund dedicated to supporting the UN SDG 14: Life Below Water, since December 2019. She also is an advisor to Lion Capital LLP, a consumer-focused private investment firm, a position she has held since November 2018. Previously, she served as a Partner of Lion Capital LLP from May 2007 to November 2018. Ms. Minnick had a 23-year career with The Coca-Cola Company, a manufacturer, marketer and distributor of nonalcoholic beverage concentrates and syrups, and served in a variety of senior management positions, including Chief Operating Officer of the Asian region, Division President roles in the Japan, South Pacific and Asian regions, and ending as the company’s Chief Marketing Officer and Global President of Strategy and Innovation.

Qualifications

Ms. Minnick provides the Board with substantial expertise in operations management, building brand awareness, product development, marketing, distribution, and sales on a global scale obtained over her career with The Coca-Cola Company. Her current position with Lion Capital provides the Board with additional insights into the retail business and consumer marketing trends outside the United States.

Other public company boards

Mary E. Minnick
Age 60 Director since 2005 Independent
Committees ● Infrastructure & Investment (Chair) ● Audit & Finance
	Current Glanbia plc Leo Holdings Corp.	Within past five years Heineken NV The WhiteWave Foods Company

Background

Kenneth L. Salazar is a Partner at WilmerHale, a full service business law firm, a position he has held since June 2013. Mr. Salazar previously served as the U.S. Secretary of the Interior. He also served Colorado as a U.S. Senator and as Attorney General. Mr. Salazar serves on the Mayo Clinic Board of Trustees and is a member of its Audit & Compliance Committee, Finance & Investment Committee, and Information Management & Technology Governance Committee. Mr. Salazar and his family are farmers and ranchers in Colorado.

Qualifications

Mr. Salazar has substantial public policy and executive level management experience at both the state and federal levels. Mr. Salazar provides the Board with additional insights on public policy issues, government regulation, and leadership on matters involving multiple stakeholder stewardship.

Other public company boards

Kenneth L. Salazar
Age 65 Director since 2013 Independent
Committees ● Risk & Compliance (Chair) ● Infrastructure & Investment
	Current None	Within past five years None

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Background

Dmitri L. Stockton is the former Senior Vice President & Special Advisor to the Chairman of General Electric Company, a global infrastructure and technology conglomerate. He held that position from July 2016 to March 2017. He served as Chairman, President, & Chief Executive Officer of GE Asset Management Incorporated, a global asset management company, and Senior Vice President of General Electric Company from May 2011 to December 2016. Mr. Stockton previously served as President & Chief Executive Officer of GE Capital Global Banking and Senior Vice President of General Electric Company based in London, President & Chief Executive Officer of GE Consumer Finance, Central & Eastern Europe, and Vice President of General Electric Company.

Qualifications

Mr. Stockton’s 30 year career with General Electric Company has provided him with substantial experience in managing worldwide financial operations. His expertise gives the Board additional skills in the areas of leadership, financial oversight, risk management, consumer banking, asset management, employee benefits, governance, regulatory compliance, and the alignment of financial and strategic initiatives.

Other public company boards

Dmitri L. Stockton
Age 56 Director since 2018 Independent
Committees ● Audit & Finance ● Infrastructure & Investment
	Current Deere & Company Ryder System, Inc. Stanley Black & Decker, Inc.	Within past five years Synchrony Financial

The Board recommends that shareholders vote For each of the nominees named above for election to our Board.

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Stock ownership information

Stock ownership guidelines

Stock ownership that must be disclosed in this Proxy Statement includes shares directly or indirectly owned and shares issuable or options exercisable that the person has the right to acquire within 60 days. Our stock ownership guidelines vary from the SEC’s required ownership disclosure in that they do not include any options, but do include share equivalents held under deferred compensation arrangements as well as unvested restricted stock units (RSUs) and performance-based RSUs (PBRSUs) at the minimum share payout. We believe our stock ownership guidelines for our directors and executive officers are aligned with shareholders’ interests because the guidelines reflect equity that has economic exposure to both upside and downside risk.

Ownership guidelines by position	Directors Fixed value of $500,000	CEO 7x base salary	Other NEOs 3x base salary
Equity used to meet stock ownership guidelines	Yes
●

Outstanding shares that the person beneficially owns or is deemed to beneficially own, directly or indirectly, under the federal securities laws.

●

PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level) and RSUs, whether vested or unvested.

●

Deferred compensation amounts that are indexed to Target common stock, but ultimately paid in cash.

		No	● Options, regardless of when they are exercisable. ● Performance Share Units (PSUs) because their minimum share payout is 0% of the at-goal payout level.

All directors and executive officers are expected to achieve the required levels of ownership under our stock ownership guidelines within five years of their election or appointment. If a director or executive officer has not satisfied the ownership guideline amounts after five years, he or she must retain all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until compliance is achieved. In addition, if an executive officer is below the ownership guideline amounts during the first five years after becoming an executive officer, he or she must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until compliance is achieved.

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The following table shows the holdings of our current directors and named executive officers (NEOs) recognized for purposes of our stock ownership guidelines as of April 7, 2020 and the respective ownership guidelines calculations.

	RSUs & PBRSUs	Share equivalents	Other shares held	Total stock ownership for guidelines (# of shares)(1)	Stock ownership guidelines calculation
Directors					Total value(2)
Roxanne S. Austin	34,838	0	10,000	44,838	$4,405,782
Douglas M. Baker, Jr.	26,200	0	0	26,200	$2,574,412
George S. Barrett	7,724	0	0	7,724	$758,960
Calvin Darden	34,838	884	0	35,722	$3,510,012
Henrique De Castro	23,748	0	0	23,748	$2,333,478
Robert L. Edwards	13,999	0	10,000	23,999	$2,358,142
Melanie L. Healey	13,406	0	0	13,406	$1,317,274
Donald R. Knauss	13,999	0	11,030	25,029	$2,459,335
Monica C. Lozano	12,175	0	0	12,175	$1,196,316
Mary E. Minnick	73,941	505	886	75,332	$7,402,161
Kenneth L. Salazar	19,929	0	0	19,929	$1,958,224
Dmitri L. Stockton	8,422	0	0	8,422	$827,546
Current named executive officers					Multiple of base salary(2)
Brian C. Cornell	119,411	9,345	402,406	531,162	37.3
Michael J. Fiddelke	11,665	0	8,722	20,387	3.2
John J. Mulligan	56,626	0	174,981	231,607	22.8
Michael E. McNamara	37,495	0	59,149	96,644	13.1
Don H. Liu	28,316	0	33,420	61,736	9.3
Cathy R. Smith	14,563	0	21,386	35,949	4.4
(1)

The “Total stock ownership for guidelines” calculation, like the required disclosure of “Total shares beneficially owned” on page 29, includes “Other shares held” but differs by (a) excluding all options, regardless of whether they can be converted into common stock on or before June 6, 2020 and (b) including (i) share equivalents that are held under deferred compensation arrangements and (ii) RSUs and PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level), whether vested or unvested, even if they will be converted into common stock more than 60 days from April 7, 2020.

(2)

Based on closing stock price of $98.62 as of April 7, 2020.

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Beneficial ownership of directors and officers

The following table includes information about the shares of Target common stock (our only outstanding class of equity securities) which are beneficially owned on April 7, 2020 or which the person has the right to acquire within 60 days of that date for each director, named executive officer in the “Summary compensation table” on page 47, and all current Target directors and executive officers as a group.

Directors	Shares issuable within 60 days(1)	Stock options exercisable within 60 days	Other shares held	Total shares beneficially owned(2)
Roxanne S. Austin	33,555	11,524	10,000	55,079
Douglas M. Baker, Jr.	23,758	5,570	0	29,328
George S. Barrett	5,621	0	0	5,621
Calvin Darden	33,555	0	0	33,555
Henrique De Castro	22,465	5,570	0	28,035
Robert L. Edwards	12,716	0	10,000	22,716
Melanie L. Healey	12,123	0	0	12,123
Donald R. Knauss	12,716	0	11,030	23,746
Monica C. Lozano	10,892	0	0	10,892
Mary E. Minnick	72,658	0	886	73,544
Kenneth L. Salazar	18,646	3,601	0	22,247
Dmitri L. Stockton	6,319	0	0	6,319
Named executive officers
Brian C. Cornell	0	294,551	402,406	696,957
Michael J. Fiddelke	0	36,819	8,722	45,541
John J. Mulligan	0	147,276	174,981	322,257
Michael E. McNamara	0	147,276	59,149	206,425
Don H. Liu	0	147,276	33,420	180,696
Cathy R. Smith	0	147,276	21,386	168,662
All current directors and executive officers
As a group (25 persons)	265,024	1,419,234	896,102(3)	2,580,360

(1)

Includes shares of common stock that the named individuals may acquire on or before June 6, 2020 pursuant to the conversion of vested RSUs into common stock.

(2)

All directors and executive officers as a group own less than 1% of Target’s outstanding common stock. The persons listed have sole voting and investment power with respect to the shares listed.

(3)

Includes shares of common stock owned by executive officers in the Target Corporation 401(k) Plan (Target 401(k) Plan) as of April 7, 2020.

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Beneficial ownership of Target’s largest shareholders

The following table includes certain information about each person or entity known to us to be the beneficial owner of more than five percent of our common stock:

Name and address of >5% beneficial owner	Number of common shares beneficially owned	Percent of class(1)
State Street Corporation One Lincoln Street Boston, Massachusetts 02111	41,967,000(2)	8.4%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	41,271,963(3)	8.3%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	38,016,168(4)	7.6%

(1)

Based on shares outstanding on April 7, 2020.

(2)

State Street Corporation (State Street) reported its direct and indirect beneficial ownership in various fiduciary capacities (including as trustee under the Target 401(k) Plan) on a Schedule 13G filed with the SEC on February 14, 2020. The filing indicates that as of December 31, 2019, State Street had sole voting power for 0 shares, shared voting power for 38,937,427 shares, sole dispositive power for 0 shares and shared dispositive power for 41,892,802 shares.

(3)

The Vanguard Group (Vanguard) reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on February 12, 2020. The filing indicates that as of December 31, 2019, Vanguard had sole voting power for 753,827 shares, shared voting power for 145,042 shares, sole dispositive power for 40,419,189 shares and shared dispositive power for 852,774 shares.

(4)

BlackRock, Inc. (BlackRock) reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on February 6, 2020. The filing indicates that as of December 31, 2019, BlackRock had sole voting power for 31,843,648 shares, shared voting power for 0 shares, sole dispositive power for 38,016,168 shares and shared dispositive power for 0 shares.

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Human Resources & Compensation Committee Report

The Human Resources & Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and discussion, the Human Resources & Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K and this Proxy Statement.

Human Resources & Compensation Committee

Roxanne S. Austin, Chair
George S. Barrett
Calvin Darden
Melanie L. Healey
Donald R. Knauss

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (CD&A) focuses on how our Named Executive Officers (NEOs) were compensated for fiscal 2019 (February 3, 2019 through February 1, 2020) and how their fiscal 2019 compensation aligned with our pay for performance philosophy.

For fiscal 2019, our NEOs were:

Name and principal position	Brian C. Cornell	Chairman & Chief Executive Officer
	Michael J. Fiddelke	Executive Vice President & Chief Financial Officer
	John J. Mulligan	Executive Vice President & Chief Operating Officer
	Michael E. McNamara	Executive Vice President & Chief Information Officer
	Don H. Liu	Executive Vice President and Chief Legal & Risk Officer
	Cathy R. Smith	Strategic Advisor and Former Chief Financial Officer

On November 1, 2019, Mr. Fiddelke was appointed to the position of Executive Vice President & Chief Financial Officer. In connection with his appointment, he received equity grants of PSUs and PBRSUs consistent with the grants made to other executive officers in March 2019 and a STIP payout for fiscal 2019 performance, pro-rated based on time in his role as Senior Vice President, Operations and Executive Vice President & Chief Financial Officer during fiscal 2019. In accordance with previously announced succession plans, Ms. Smith stepped down from her role as Executive Vice President & Chief Financial Officer and assumed a strategic advisory role effective November 1, 2019.

CD&A table of contents	Executive summary Our framework for executive compensation Other benefit elements Compensation governance	32 37 42 43

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Executive summary

The retail industry has undergone a significant transformation in recent years, primarily driven by growing consumer preference toward digital commerce. This has challenged traditional “brick and mortar” retailers to find ways to both stay relevant and profitable in this new competitive environment. In early 2017, we purposely reduced our near-term profitability in order to address this challenge; making substantial investments in our stores, supply chain and fulfillment network, new proprietary brands, and higher wages for our team members. These investments over the last three years are working, as evidenced by the 2019 financial highlights noted below and the substantial appreciation in our stock price.

(1)

Adjusted EPS, a non-GAAP metric, excludes the impact of certain items. See page 21 of our annual report on Form 10-K for fiscal 2019 (2019 Annual Report) for a reconciliation of Adjusted EPS to GAAP diluted earnings per share from continuing operations (EPS) and page 17 of our 2019 Annual Report for the calculation of the “Adjusted EPS growth” provided above.

(2)

ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to operating income. The calculation of the number provided above is disclosed on page 22 of our 2019 Annual Report.

With respect to the COVID-19 pandemic discussed on page 14, the rapid development and fluidity of the situation precludes any prediction as to the ultimate impact of the pandemic on our business, financial condition, and financial performance, which could be material. Our pay programs are structured based on operational performance and shareholder outcomes. As a result, the effects of the pandemic on these outstanding programs are unknown at this time.

The balance of this CD&A provides an explanation of how our NEOs were compensated in fiscal 2019, in accordance with our pay for performance philosophy.

Shareholder support for our 2019 advisory vote on executive compensation and shareholder outreach program

At our 2019 annual meeting of shareholders, shareholders approved our Say on Pay proposal in support of our executive compensation program by a vote of 94.8%, consistent with the 2018 vote of 94.9% and 2017 vote of 93.9%. We believe open dialogue with our shareholders and incorporation of their feedback into our executive compensation program have been instrumental in obtaining shareholder support for our compensation program.

We regularly communicate with our shareholders relating to a variety of topics and involve one or more independent directors in these conversations, as appropriate. We use the information gathered through these outreach efforts to help inform our compensation decisions. We look forward to continued dialogue on compensation matters and other issues relevant to our business.

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Pay for performance

We have a long-standing belief that our executive compensation should be directly linked to performance and the creation of long-term value for our shareholders. We do that by providing our NEOs a mix of base salary, short-term and long-term incentives with compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Annual total direct compensation (Annual TDC) is the summed at-goal value of each pay component and is used by the Human Resources & Compensation Committee as the measure of the intended total value of pay at the time the pay decision is made, understanding that the actual amount earned will be higher or lower based on actual performance.

Consistent with our guiding principles, 90% of CEO Annual TDC and 84% of other NEO Annual TDC is performance-based. In addition, 100% of our annual long-term incentive (LTI) grants feature relative performance-based metrics.

Importantly, the financial metrics we use for our pay programs are either based directly on GAAP financial measures, or in the specific circumstances where they are not, we explain how and why they deviate from GAAP.

(1)

Annual TDC differs from the “Total” for fiscal 2019 in the “Summary compensation table” on page 47 because it (a) includes STIP opportunity at-goal as approved, rather than the actual payout that was earned, (b) includes the annual PBRSU and PSU grants based on the dollar value used by the Human Resources & Compensation Committee in determining the number of shares granted, rather than the aggregate grant date fair value of awards, as computed in accordance with FASB ASC Topic 718, (c) excludes the items shown under the “Change in pension value and nonqualified deferred compensation earnings” and “All other compensation” columns, and (d) excludes the “Durable Model Awards” that are not part of our ongoing LTI program.

How annual CEO pay is tied to performance

The following pay elements are performance-based and represent a significant percentage of Annual TDC. The payout ranges below are based on awards outstanding as of the end of fiscal 2019.

●

STIP — Payouts range from 0% to 200% of goal depending on Sales and Incentive Operating Income performance.

●

PSUs — Payouts range from 0% to 200% of goal depending on Adjusted Sales growth, EPS growth, and ROIC performance relative to our retail peer group. Payout value is also tied to stock price performance.

●

PBRSUs — Payouts range from 75% to 125% of goal depending on total shareholder return (TSR) performance relative to our retail peer group. Payout value is also tied to stock price performance.

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Performance highlights

The following graphs highlight our historical performance on key metrics that we used in our executive compensation programs over each of the last three years. The metrics used in our compensation program are described in more detail in the CD&A narratives for each compensation element, as well as in the footnotes below.

(1)

Adjusted Sales, a non-GAAP metric, is one of the metrics used in our PSU compensation element and covers a three-year performance period. Adjusted Sales is calculated by starting with sales as reported on page 34 of our 2019 Annual Report (Sales) for all three years, and adjusting fiscal 2017, which was a 53-week accounting year, to reflect a 52-week accounting year to ensure consistent comparison with the PSUs’ fiscal 2016 base year. Fiscal 2017 Adjusted Sales of $70,619 million excluded $1,167 million, which was the amount of Sales attributable to the extra accounting week, from fiscal 2017 Sales calculated under GAAP. We use Sales calculated under GAAP as one of the metrics used in our STIP compensation element. Sales calculated under GAAP for 2019, 2018, and 2017 were $77,130 million, $74,433 million, and $71,786 million, respectively.

(2)

Operating Income is as reported on page 34 of our 2019 Annual Report and provides the basis for Incentive Operating Income, which is one of the metrics we use in our STIP compensation element. Incentive Operating Income, a non-GAAP metric, represents Operating Income on a pre-short-term-incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income.

(3)

EPS is as reported on page 34 of our 2019 Annual Report. We use EPS as reported above as one of the metrics in our PSU compensation element.

(4)

ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to operating income. For fiscal 2019 and fiscal 2018 it is as reported on page 22 of our 2019 Annual Report and, for fiscal 2017, page 23 of our annual report on Form 10-K for fiscal 2018 (2018 Annual Report). We use ROIC as reported above as one of the metrics in our PSU compensation element. In calculating the ROIC metric used in our PSU compensation element, we did not adjust our results or those of our peers for the discrete tax benefits of the Tax Cuts and Jobs Act of 2017 (Tax Act). However, for context, on page 23 of our 2018 Annual Report we disclose that ROIC excluding discrete impacts of Tax Act for fiscal 2018 and 2017 would have been 14.6% and 13.6%, respectively.

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Fiscal 2019 performance measures and actual performance

Actual payouts vary based on performance against goals approved by the Human Resources & Compensation Committee at the beginning of the performance period. Our ongoing incentive programs have a proven track record of variable payouts based on performance over time.

●

For our NEOs, our STIP is based on a combination of annual absolute financial goals and progress made toward key strategic priorities. Our CEO STIP is based exclusively on absolute financial goals. As shown in the table below, our financial performance resulted in payouts modestly above goal. For further discussion of our fiscal 2019 financial goals and performance, refer to page 38. For additional information on our 2019 team scorecard assessment, refer to page 39.

●

100% of our ongoing LTI program features performance-based metrics and is tied to relative performance versus our retail peers over a three-year time period. In fiscal 2019, we complemented our ongoing LTI program with the Durable Model Award, described below.

					Actual payout percentage of goal
		Goal(1)	Result(1)	Actual performance percentage of goal	CEO	Other NEO
2019 STI Performance Metrics	Sales	$77,692	$77,130	99.3%	119%	125%
	Incentive Operating Income(2)	$4,738	$5,033	106.2%
	Team Scorecard				N/A

			Performance rank relative to peers	Payout percentage		Total payout
2017-2019 LTI Performance Metrics	PSUs	Market Share	10 of 18	86%		103.5%
		EPS growth	10 of 18	83%
		ROIC	5 of 18	142%
			Performance rank relative to peers	TSR		Total payout
	PBRSUs	TSR	5 of 17	85.6%		125%
(1)

In millions.

(2)

Refer to “Performance highlights” tables and footnotes on page 34 for a description of how Incentive Operating Income is calculated from our financial statements.

Fiscal 2019 Durable Model Award

Strategic context. We are nearing the end of our accelerated investment cycle, and the challenge now facing management is to prove that Target can sustainably and reliably grow sales and profitability in a climate of ever-increasing concentration of digitally originated sales and direct-to-consumer fulfillment. To address that challenge, the Human Resources & Compensation Committee determined that a supplemental award (the “Durable Model Award”) was appropriate to incent senior management to deliver on the durable financial model needed to ensure that Target remains a top tier retailer for years to come.

Challenging absolute performance goals. The number of shares earned under the Durable Model Award will depend on Target’s performance over the next three years based on three absolute financial performance goals that are critical in producing a sustainable long-term model, as follows:

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	Durable Model Award metrics	Performance goals
Grow sales, do it profitably, while effectively managing capital	Sales growth (three-year compound annual growth rate (CAGR))	Goal: low-single digit comp growth Maximum: 6% CAGR
	Operating income dollar growth (three-year CAGR)	Goal: mid-single digit operating income growth Maximum: 10% CAGR
	Three-year average ROIC	Goal: mid-teen ROIC Maximum: 16%

The performance goals are challenging relative to both our and our retail peers’ historical performance. In approving these goals, the Human Resources & Compensation Committee considered a back-testing analysis showing that Target has never met all of the goals at once within the last four three-year periods.

In addition, among our 17 company retail peer group, within the last four three-year periods:

●

Only three peers had met all of the three goals within any single one of those periods.

●

No single peer company achieved all of the goals in every period.

Though challenging, goal level performance aligns with our long-term financial expectations.

Actual performance against the absolute performance metrics described above produce a payout of 0% to 200% of goal. The payout is further subject to an incremental additive or subtractive modification based on sales growth compared to Target’s Census addressable market growth over the performance period, for a total maximum opportunity of 250%. Target’s Census addressable market (Census) is comprised of certain categories from the U.S. Census Bureau’s published Retail Trade and Food Services Report. Sales growth outperformance relative to Census implies market share gains for Target while underperformance implies loss in market share. Regardless of how Target performs on the absolute goals, the modifier will serve to reward or penalize participants for performance relative to the macroeconomic environment.

Complements the ongoing LTI program. The Durable Model Award’s absolute performance goals complement the relative performance-based metrics in our ongoing LTI program. In particular, its absolute performance goals are intended to keep management focused on achieving consistent superior results over time in an era where “winners” and “losers” within the retail industry continue to grow further apart. The relative performance-based metrics of our ongoing LTI program are designed to incent outperformance of our retail peer group on key financial metrics in any economic environment.

Unlike our ongoing LTI program, which utilizes customary retirement eligibility vesting provisions, Durable Model Awards are completely forfeited if the executive leaves or retires within the three-year performance period.

Award amounts. In determining the size of the Durable Model Awards, the Human Resources & Compensation Committee considered the rigor of the absolute performance goals, the grant date present value of the annual LTI grants for the most recently completed fiscal year and the projected unvested equity levels (i.e., retentive power) after the vesting events in 2020. The following chart shows the size of the Durable Model Awards relative to the value of the annual LTI:

Executive(1)	Durable Model Award at-goal value(2)	% of annual LTI grant for fiscal 2019(2)
Mr. Cornell	$2,500,000	24%
Mr. Fiddelke	$1,250,000	N/A
Mr. Mulligan	$1,250,000	25%
Mr. McNamara	$1,250,000	37%
Mr. Liu	$1,000,000	40%
(1)

Ms. Smith did not receive a Durable Model Award.

(2)

The “Stock Awards” column of the “Summary compensation table” on page 47 includes the grant date fair values for the Durable Model Award grants, as well as annual LTI grants made in March 2019. Mr. Fiddelke was named Executive Vice President & Chief Financial Officer in November 2019; therefore, he did not receive a full fiscal 2019 annual grant as an Executive Officer on the Leadership Team.

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Our framework for executive compensation

Guiding principles

We believe executive compensation should be directly linked to performance and long-term value creation for our shareholders. With that in mind, three principles guide our compensation program:

●

Deliver on our pay for performance philosophy in support of our strategy.

●

Provide a framework that encourages outstanding financial results and shareholder returns over the long-term.

●

Attract, retain, and motivate a premier management team to sustain our distinctive brand and its competitive advantage in the marketplace.

A significant portion of our executive compensation is at risk and, therefore, may vary from targeted compensation based upon the level of achievement of specified performance objectives and stock price performance.

Elements of Annual TDC(1)

	Element	Key characteristics	Link to shareholder value	How we determine amount
Fixed	Base salary	Fixed compensation component payable in cash, representing less than 20% of Annual TDC for our NEOs. Reviewed annually and adjusted when appropriate.	A means to attract and retain talented executives capable of driving superior performance.	Consider individual contributions to business outcomes, the scope and complexity of each role, future potential, market data, and internal pay equity.

Performance-based	Short-term incentives	Variable compensation component payable in cash based on performance against annually established financial goals and assessment of team performance (excluding CEO).

Incentive targets are tied to achievement of key annual financial measures.

NEOs other than the CEO are also evaluated against identified strategic initiatives important to driving profitable sales growth.

Our CEO’s STIP is exclusively tied to financial measures.

Financial component of award based on:

●

Sales

●

Incentive Operating Income

For NEO STIP (excluding CEO), there is a team scorecard component based on the Human Resources & Compensation Committee’s assessment of management’s progress toward strategic priorities.

	Performance share unit awards	PSUs cliff vest at the end of the three-year performance period and payouts are based on relative three-year performance versus our retail peer group.	PSUs recognize our executive officers for achieving superior long-term relative performance on three key metrics: ● Adjusted Sales growth ● EPS growth ● ROIC

Grant award levels based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.

Actual award payout based on performance versus retail peer group over the three-year performance period.

	Performance-based restricted stock unit awards	PBRSUs cliff vest at the end of the three-year performance period with the number of shares based on relative three-year TSR performance versus our retail peer group.	Fosters a culture of ownership, aligns the long-term interests of Target’s executive officers with our shareholders and rewards or penalizes based on relative TSR performance.	Grant award levels based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.
(1)

See page 33 for a description of how the Human Resources & Compensation Committee uses Annual TDC and how it differs from the “Total” in the “Summary compensation table” on page 47.

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Base salary

We provide base salary as a means to deliver a stable amount of cash compensation to our executive officers. In alignment with our pay for performance philosophy, it represents the smallest portion of Annual TDC.

Short-term incentives

All NEOs are eligible to earn cash awards under our STIP program, which is designed to motivate and reward executives for performance on key annual measures. The financial component of our STIP program is based on two financial metrics: Sales (50%) and Incentive Operating Income (50%). The CEO STIP design is exclusively based on the financial component. See the “Performance highlights” tables and footnotes on page 34 for a description of where Sales are reported in, and how Incentive Operating Income is calculated from, our financial statements.

For our non-CEO NEOs, 67% of their STIP is based on the financial component. The remaining 33% of their STIP is based on a team scorecard, designed to strongly align pay to Target’s strategic agenda. The following table shows financial and scorecard payouts expressed as a percentage of salary.

In March 2019, the Human Resources & Compensation Committee approved increases to STI at-goal pay opportunity for CEO and NEOs from 190% to 200% and from 90% to 100%, respectively, to maintain market competitiveness relative to our retail and general industry peers.

		Fiscal 2019 (payout as a % of salary)
	Component	Weight	Threshold	Goal	Maximum
CEO	Financial (Sales 50%, Incentive Operating Income 50%)	100%	75%	200%	400%

Other NEOs	Financial (Sales 50%, Incentive Operating Income 50%)	67%	13%	67%	134%
	Team Scorecard	33%	7%	33%	66%
	Total		20%	100%	200%

Fiscal 2019 financial STIP design, performance goals, and how we performed in comparison to these goals

The fiscal 2019 goals and actual performance were:

	Fiscal 2019 goal(1)		Fiscal 2019 actual(1)
Metric	$	vs Fiscal 2018	$	vs Fiscal 2018
Sales	$77,692	+4.4%	$77,130	+3.6%
Incentive Operating Income	$4,738	+3.1%	$5,033	+9.6%
(1) In millions.

When approving the design and specific goals for fiscal 2019, the Human Resources & Compensation Committee took into account our business strategies, the current economic environment, and how the annual goals align with our longer-term financial expectations for the durable financial model we have been developing over the last several years.

As we near the end of our accelerated investment cycle, our focus continues to center around sustainably and reliably growing sales and profit.

The financial performance level at-goal for Sales was based on achieving overall sales growth of 4.4%. Threshold and maximum performance amounts are -/+2% of the Sales goal, respectively.

The financial performance level at-goal for Incentive Operating Income was based on achieving a 3.1% increase over the prior year, which equates to a 7.0% increase in Operating Income. Threshold and maximum performance amounts are -/+10% of the Incentive Operating Income goal, respectively.

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Fiscal 2019 team scorecard assessment

The team scorecard provides a general structure for discussing and measuring performance of the management team as a group, excluding our CEO. Throughout the year, our CEO provided the Human Resources & Compensation Committee interim assessments of team scorecard performance. The team scorecard portion of the STIP for our non-CEO NEOs in 2019 was focused on continued business momentum and scaling strategic initiatives, while continuing to lead the industry in retail best practices by investing in our core processes.

For fiscal 2019, primary team scorecard progress indicators included: market share gains in Apparel & Accessories, Home, Essentials & Beauty, Food & Beverage, and at the enterprise level; digital channel sales that continue to outpace the industry; advanced brand portfolio management capabilities; and numerous new store openings and remodels.

Our management team drove meaningful progress against these key indicators, including:

●

Gained market share in every major category and maintained market share at the enterprise level.

●

Achieved digital sales growth of 29% that continues to outpace the industry.

●

Improved economics of our digital channel sales, largely driven by same-day fulfillment options: in-store pick up, Drive-Up, and Shipt.

●

Advanced brand portfolio management capabilities, which resulted in a significant reduction in markdowns.

●

Completed more than 290 store remodels, delivering an average of over 2% sales lift, and opened 26 new stores.

Taking into consideration the outcomes described above, the CEO recommended, and the Human Resources & Compensation Committee approved, a team scorecard payout of 45% of base salary, out of a maximum opportunity of 66% of base salary, for our non-CEO NEOs.

Fiscal 2019 STIP payout

Given actual financial performance and progress made on the primary team scorecard indicators previously mentioned, the total fiscal 2019 STIP payout for our CEO and other NEOs is detailed below as a percentage of goal:

	Components	Actual payout percentage of goal
CEO	Financial	119%

Other NEOs	Financial + Scorecard	125%

Long-term incentives

To align our executive officers’ pay outcomes with long-term performance, 100% of our annual LTI grants feature relative performance-based metrics and comprises the majority of each NEO’s total compensation.

Value of LTI awarded at grant

In determining the amount of individual LTI awards, the Human Resources & Compensation Committee considered each NEO’s individual contributions to business outcomes during the fiscal year, potential future contributions, historical annual grant amounts, and retention considerations, as well as market data for comparable executives from our retail and general industry peer groups. The annual LTI grants are made in March of each year to ensure the full-year financial results for the most recently completed fiscal year may be considered prior to making the grants. Once the total annual grant amount for a NEO is determined, the Human Resources & Compensation Committee grants 60% of that value in PSUs and 40% in PBRSUs. Under this approach, strong long-term performance relative to peers becomes the key driver of compensation realized by executive officers.

The Human Resources & Compensation Committee made two changes to the annual LTI grants versus the prior year. Mr. Cornell’s annual LTI grant was increased by $860,000, to position his Annual TDC at approximately the median of our combined retail and general industry peer groups. In addition, Mr. McNamara’s LTI grant was increased by $100,000 in recognition of driving significant business outcomes and superior leadership.

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PSUs

Our PSUs have a three-year performance period and are settled in stock. The plan payout is intended to reflect the same metrics we use to manage our business, drive shareholder returns, and incent management to outperform the retail peer group over the long term. The three relative metrics used in our PSU plan are:

●

Adjusted Sales growth. The compound annual growth rate in Adjusted Sales over the performance period, relative to our retail peer group.

●

EPS growth. The compound annual growth rate of our EPS versus the reported EPS of our retail peer group.

●

ROIC. Three-year average net operating profit after-tax divided by average invested capital for both our results and our retail peer group, excluding discontinued operations.

See the “Performance highlights” tables and footnotes on page 34 for a description of where EPS and ROIC are reported in, and how Adjusted Sales is calculated from, our financial statements. With these three independent metrics, our PSU program supports the critical drivers of our success: to grow the top-line relative to the retail sector, to grow it profitably, and to ensure prudent deployment of capital to drive the business. The following example illustrates PSU payouts at various levels of performance:

Relative performance measurement approach
Retail peer group
200%
175%
150%
125%
100%
75%
50%
25%
0%
payout % of goal
21st percentile
Rank #14
Anchored at 0%
58th percentile
Rank #8
Anchored at 100%
79th percentile
Rank #4
Anchored at 200%
Bottom 21st percentile
(Ranks 14-17)
0% of goal payout
Below 58th percentile
(Ranks 9-13)
Payout interpolated between 0% and 100%
Above 58th percentile
(Ranks 5-7)
Payout interpolated between 100% and 200%
Top 21st percentile
(Ranks 1-4)
200% of goal payout
performance

For more information about our peer groups, see pages 44-45.

PSU adjustments

The intent of our PSU program is to measure performance relative to our peer group on the previously described metrics. To achieve this measurement objectively, we base the initial rankings on annual reported financial results of each member of the retail peer group and Target (unless determined otherwise at the time of grant). The Human Resources & Compensation Committee has reserved discretion to adjust the reported financial results for Target or any member of the retail peer group if it believes such adjustments necessary to properly gauge Target’s relative performance.

Historically, adjustments to Target’s results have included items that did not reflect our ongoing core operations or were needed to ensure consistent time frame comparisons over the performance period. These adjustments typically decreased participants’ resulting payouts. The Human Resources & Compensation Committee does not make adjustments that are inconsistent with Target’s performance.

For items known at the time of grant, the Human Resources & Compensation Committee addresses them as part of the grant approval. For items arising after the time of grant, adjustments are typically made before or at the time payouts are determined by the Human Resources & Compensation Committee.

Consistent with those past practices, the Human Resources & Compensation Committee approved the following:

●

At the time of grant, excluded the 53rd week from our Sales and those of our peers to ensure a consistent time frame comparison.

●

Prior to the payout, removed Staples from the retail peer group because of its going private transaction and adjusted the percentile rankings to reflect that removal.

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2017-2019 PSU payout

In April 2020, the NEOs received payouts with respect to the PSU awards that were granted in January 2017 for the three-year performance period ended February 1, 2020. These awards were paid at 103.5% of the goal number of shares. The following table summarizes the rankings and payout results for awards granted in fiscal 2017. This outcome is based on comparing our results to those of the retail peer group we disclosed in our proxy statement covering the time of grant. The market share and EPS growth metrics utilize a base year of fiscal 2016 and a final performance year of fiscal 2019, while for ROIC we use an average of 2017, 2018, and 2019.

Metric	Performance rank relative to peers	Payout percentage	Total payout
Market share	10 of 18	86%	103.5%
EPS growth	10 of 18	83%
ROIC	5 of 18	142%

PBRSUs

Our PBRSUs have a three-year performance period with the number of shares based on relative three-year TSR performance versus our retail peer group. The PBRSU amount will be adjusted up or down by 25 percentage points if Target’s TSR is in the top one-third or bottom one-third for the retail peer group, respectively, over the three-year vesting period. These stock-settled awards cliff vest at the end of the performance period.

Relative performance measurement approach

Retail peer group

150%
125%
100%
75%
50%
25%
0%
payout % of goal
Bottom 5
Rank #12-16
75% of Goal Payout
Middle 6
Rank #6-11
100% of Goal Payout
Top 5
Rank #1-5
125% of Goal Payout
TSR performance ranking(1)

(1) The retail peers for PBRSUs exclude Publix. The value of Publix's stock price is established on an annual basis, making them an inappropriate comparator for the purpose of assessing our relative TSR performance.

2017-2019 PBRSU payout

In March 2020, the NEOs received payouts with respect to the PBRSU awards that were granted in January 2017 for the three-year performance period ended February 1, 2020. With a TSR ranking of 5 out of 17 relative to our retail peers, these awards were paid at 125% of the goal number of shares. This outcome is based on comparing our results to those of the retail peer group we disclosed in our proxy statement covering the time of grant.

Consistent with our PSU adjustment, prior to the payout, the Human Resources & Compensation Committee approved removing Staples from the retail peer group because of its going private transaction and adjusting the performance rankings to reflect that removal.

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Other benefit elements

We offer other benefits designed to encourage retention of key talent:

●

Pension plan. No pension plan is available to any employee hired after January 2009. We maintain a pension plan for team members hired prior to January 2009 who meet certain eligibility criteria. We also maintain supplemental pension plans for those team members who are subject to IRS limits on the basic pension plan or whose pensions are adversely impacted by participating in our deferred compensation plan. Our pension formula under these plans is the same for all participants—there are no enhanced benefits provided to executive officers beyond extending the pension formula to earnings above the qualified plan limits or contributed to our deferred compensation plan.

●

401(k) plan. Available to all team members who completed 1,000 hours for the company. There is no enhanced benefit for executives.

●

Deferred compensation plan. For a broad management group we offer a non-qualified, unfunded, individual account deferred compensation plan. The plan has investment options that generally mirror the Target 401(k) Plan, but also includes a fund based on Target common stock.

●

Perquisites. We provide certain perquisites to our executive officers, principally to allow them to devote more time to our business and to promote their health and safety. In addition, we provide benefits to our NEOs that we believe serve a business purpose for Target, but which are considered perquisites under SEC disclosure rules. The Human Resources & Compensation Committee reviews perquisites annually to ensure they are consistent with our philosophy and appropriate in magnitude. Mr. Cornell is only eligible for perquisites that serve a business purpose for Target or support his safety, health and well-being, such as home security, parking, executive physical, and personal use of company-owned aircraft for security reasons.

Greater detail on these benefits is provided in the footnotes and tables that follow the “Summary compensation table” on page 47.

Income continuation plan

We provide an Income Continuation Plan (ICP) to executive officers who are involuntarily terminated without cause to assist in their occupational transitions. The maximum payment under this plan (paid during regular pay cycles over two years) is two times the sum of base salary and the average of the last three years of short-term incentive payments. In addition, any NEO who receives severance payments under our ICP also receives a $30,000 allowance for outplacement services.

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Compensation governance

Target’s executive compensation practices

Practice	Description	More information
Pay for performance	A significant percentage of the total direct compensation package features performance-based metrics, including 100% of our annual LTI.	33
Robust stock ownership guidelines	We have stock ownership guidelines for executive officers of 7x base salary for CEO, 3x base salary for non-CEO executive officers, and $500,000 for directors.	27
Annual shareholder “Say on Pay”	We value our shareholders’ input on our executive compensation programs. Our Board seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in our CD&A, tabular disclosures, and related narrative of this Proxy Statement.	62
Double trigger change-in-control	We grant equity awards that require both a change-in-control and an involuntary termination or voluntary termination with good reason before vesting.	54
Annual compensation risk assessment	A risk assessment of our compensation programs is performed on an annual basis to ensure that our compensation programs and policies do not incentivize excessive risk-taking behavior.	45
Clawback policy	Our policy allows recovery of incentive cash, equity compensation, and severance payments where a senior executive’s intentional misconduct results in material financial or reputational harm or results in a need for a restatement of our consolidated financial statements.	45
Independent compensation consultant	The Human Resources & Compensation Committee retains an independent compensation consultant to advise on the executive compensation program and practices.	43
No hedging of company stock	Executive officers and members of the Board may not directly or indirectly engage in transactions intended to hedge or offset the market value of Target common stock owned by them.	46
No pledging of company stock	Executive officers and members of the Board may not directly or indirectly pledge Target common stock as collateral for any obligation.	46
No tax gross-ups	We do not provide tax gross-ups to our executive officers.
No dividends on unearned performance awards	We do not pay dividends on unearned performance awards.	51
No repricing or exchange of underwater stock options	Our equity incentive plan does not permit repricing or exchange of underwater stock options without shareholder approval.
No employment contracts	We do not use employment contracts with our NEOs, except in special circumstances.

Process for determining executive compensation (including NEOs)

Human Resources & Compensation Committee

The Human Resources & Compensation Committee is responsible for determining the composition and value of the pay packages for all of our executive officers, including the CEO. The Human Resources & Compensation Committee receives assistance from two sources: (a) an independent compensation consulting firm, Semler Brossy, and (b) our internal executive compensation staff, led by our Executive Vice President & Chief Human Resources Officer. All decisions regarding executive compensation are made solely by the Human Resources & Compensation Committee. The Human Resources & Compensation Committee may not delegate its primary responsibility of overseeing executive officer compensation, but it may delegate to management authority for our compensation plans that do not involve the setting of compensation levels for executive officers. In addition, the Human Resources & Compensation Committee has established an Equity Subcommittee comprised of Ms. Austin, Mr. Barrett, Mr. Darden, and Ms. Healey for the purposes of granting equity awards to members of the Board and any officers who are subject to Section 16 of the Exchange Act and to take any action required to be performed by a committee or subcommittee of “non-employee directors” to preserve the exemption available under Rule 16b-3 of the Exchange Act.

Human Resources & Compensation Committee’s independent consultant

Semler Brossy has been retained by and reports directly to the Human Resources & Compensation Committee and does not have any other consulting engagements with management or Target. The Committee assessed Semler Brossy’s independence in light of the SEC and NYSE listing standards and determined that no conflict of interest or independence concerns exist.

With respect to CEO compensation, Semler Brossy provides an independent recommendation to the Human Resources &

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Compensation Committee, in the form of a range of possible outcomes, for the Human Resources & Compensation Committee’s consideration. In developing its recommendation, Semler Brossy relies on its understanding of Target’s business and compensation programs and their own independent research and analysis. Semler Brossy does not meet with our CEO with respect to CEO compensation. Semler Brossy provides an independent assessment of the CEO’s recommendations on NEO compensation to the Human Resources & Compensation Committee.

Compensation of other executive officers and role of management

In developing compensation recommendations for other executive officers, the Executive Vice President & Chief Human Resources Officer provides our CEO with market data on pay levels and compensation design practices provided by management’s external compensation consultants, Willis Towers Watson and Korn Ferry Hay Group, covering our retail and general industry peer group companies. Management’s outside consultants do not have any interaction with either the Human Resources & Compensation Committee or our CEO, but do interact with the Executive Vice President & Chief Human Resources Officer and her staff. In addition to providing market data, management’s external compensation consultants perform other services for Target unrelated to the determination of executive compensation.

Our Executive Vice President & Chief Human Resources Officer and the CEO work together to develop our CEO’s compensation recommendations to the Human Resources & Compensation Committee for other executive officers. The CEO alone is responsible for providing final compensation recommendations for the other executive officers to the Human Resources & Compensation Committee.

Benchmarking using compensation peer groups

Peer group market positioning is another important factor considered in determining each executive officer’s Annual TDC.

The Annual TDC levels and elements described in the preceding pages are evaluated annually for each executive officer relative to our retail and general industry peer group companies. The market comparisons are determined by use of compensation data obtained from publicly available proxy statements analyzed by Semler Brossy and proprietary survey data assembled by Willis Towers Watson and Korn Ferry Hay Group.

Due to a range of factors, including the scope of NEO positions, tenure in role, and company-specific concerns, there is an imperfect comparability of NEO positions between companies. As such, market position served as a reference point in the Annual TDC determination process rather than a formula-driven outcome.

The retail peer group was formulated based on an initial screen of companies in the Global Industry Classification Standard retailing index with revenue from core retail operations greater than $15 billion. The retail peer group is also used within our LTI plans. Target’s relative performance compared to this peer group on key metrics determines overall payout for our PSU and PBRSU awards.

General industry companies are also included as a peer group because they represent companies with whom we compete for talent. Like the selected retailers, the general industry companies are large and among the leaders in their industries.

The composition of the peer groups is reviewed annually to ensure it is appropriate in terms of company size and business focus, and any changes made are reviewed with Semler Brossy and approved by the Human Resources & Compensation Committee. In fiscal 2019, we removed Gap Inc. and Sears Holdings Corporation from the retail peer group and added Nordstrom, Inc. Cigna Corporation replaced Express Scripts Holding Company within the general industry peer group due to its merger with Express Scripts Holding Company.

2019 peer groups	Retail	Amazon.com, Inc.	Lowe’s Companies, Inc.	General industry	3M Company	McDonald’s Corporation
		Best Buy Co., Inc.	Macy’s Inc.		Abbott Laboratories	MetLife, Inc.
		Costco Wholesale Corporation	Nordstrom, Inc.		Anthem, Inc.	Mondelez International, Inc.
		CVS Health Corporation	Publix Super Markets, Inc.		Archer-Daniels-Midland Company	NIKE, Inc.
		Dollar General Corporation	Rite Aid Corporation		Cigna Corporation	PepsiCo, Inc.
		Dollar Tree, Inc.	The TJX Companies, Inc.		The Coca-Cola Company	The Procter & Gamble Company
		The Home Depot, Inc.	Walgreens Boots Alliance, Inc.		FedEx Corporation	Starbucks Corporation
		Kohl’s Corporation	Walmart, Inc.		General Mills, Inc.	United Parcel Service, Inc.
		The Kroger Co.			Johnson & Johnson	United Technologies Corporation
					Johnson Controls International plc	UnitedHealth Group Incorporated
Marriott International, Inc.

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The following table summarizes our scale relative to our retail and general industry peer groups. The financial information reflects fiscal year-end data available as of February 1, 2020:

	2019 peer group comparison(1)(2)
	Retail			General industry
	Revenues	Market cap	Employees	Revenues	Market cap	Employees
25th Percentile	$24,971	$17,128	125,000	$26,509	$45,791	73,800
Median	$42,879	$42,052	190,000	$64,656	$91,259	103,000
75th Percentile	$136,866	$100,563	295,000	$74,094	$161,139	248,150
Target Corporation	$78,112	$56,116	368,000	$78,112	$56,116	368,000
(1) All amounts in millions, except employees. (2) Data Sources: CapIQ and Equilar.

Compensation policies and risk

Compensation risk assessment

As part of our regular review of our compensation practices, we conduct an analysis of whether our compensation policies and practices for our employees create material risks to the company. Our risk assessment is two pronged. First, we take a “top-down” approach by evaluating whether our compensation programs and policies exacerbate top enterprise-wide risks. Next, we take a “bottom-up” approach to assess the following key compensation risk areas: performance measures, pay mix, goal setting and performance curve, leverage, magnitude of pay, calculation of performance, participant communication, severance, and corporate governance.

The results of this analysis, which concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company, were reviewed by the Human Resources & Compensation Committee’s independent consultant and discussed with the Human Resources & Compensation Committee. More specifically, this conclusion was based on the following considerations:

Compensation risk considerations
Pay mix

Compensation mix of base salary and short-term and long-term incentives provides compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Performance metrics

A variety of distinct performance metrics are used in both the short-term and long-term incentive plans. This “portfolio” approach to performance metrics encourages focus on sustained and holistic overall company performance.

Performance goals

Goals are approved by our independent directors and take into account our historical performance, current strategic initiatives, and the expected macroeconomic environment. In addition, short-term and long-term incentive compensation programs are designed with payout curves and leverage that support our pay for performance philosophy.

Equity incentives

Equity incentive programs and stock ownership guidelines are designed to align management and shareholder interests by providing vehicles for executive officers to accumulate and maintain an ownership position in the company.

Risk mitigation policies

We incorporate several risk mitigation policies into our officer compensation program, including:

●

The Human Resources & Compensation Committee’s ability to use “negative discretion” to determine appropriate payouts under formula-based plans,

●

A clawback policy to recover incentive compensation if an executive officer’s intentional misconduct results in material financial or reputational harm, or results in a need for a restatement of our consolidated financial statements,

●

Stock ownership guidelines for executive officers and directors, and

●

Anti-hedging and anti-pledging policies.

Clawback policy

Our clawback policy, allows for recovery of compensation if a senior executive’s intentional misconduct:

●

violates the law, our code of ethics, or any significant ethics or compliance policy, and

●

results in material financial or reputational harm or results in a need for a restatement of our consolidated financial statements.

The compensation elements that are subject to recovery under this policy include all:

●

amounts paid under the STIP (including any discretionary payments),

●

awards under our LTI plans whether exercised, vested, unvested, or deferred, and

●

amounts paid under the ICP.

All recoveries are determined in the discretion of the Human Resources & Compensation Committee.

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Anti-hedging and anti-pledging policy

Executive officers and members of the Board may not directly or indirectly engage in capital transactions intended to hedge or offset the market value of Target common stock owned by them, nor may they pledge Target common stock owned by them as collateral for any loan. All of our executive officers and members of the Board are in compliance with this policy. Target’s anti-hedging and anti-pledging policies do not apply to other employees.

Grant timing practices

The following practices have not been formalized in a written policy, but have been regularly followed:

●

Our annual LTI grant coincides with a regularly scheduled Board meeting that is scheduled more than one year in advance. Currently, the annual LTI grant is made at the March Board meeting. The Board has retained discretion to change the annual grant date in the future under appropriate circumstances.

●

We have no practice or policy of coordinating or timing the release of company information around our grant dates.

●

We occasionally grant equity compensation to executive officers outside of our annual LTI grant cycle for new hires, promotions, recognition, retention, or other purposes. If the grant date is after the approval date, it must be on a date specified at the time of approval.

Compensation tax approach

Consistent with our guiding principles, our annual short-term incentives and long-term equity awards impose performance conditions for our CEO and named executive officers. Prior to the Tax Act passing in fiscal 2017, we were able to deduct most of our performance-based executive compensation under Section 162(m) of the Internal Revenue Code (IRC). While the Tax Act significantly reduced the amount of compensation we can deduct under IRC Section 162(m), our pay-for-performance philosophy remains central to our compensation programs.

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Compensation tables

Summary compensation table

The following “Summary compensation table” contains values calculated and disclosed according to SEC reporting requirements. Salary, Bonus, and Non-Equity Incentive Plan compensation amounts reflect the compensation earned during each fiscal year. Stock Awards reflect awards with a grant date during each fiscal year.

Name and principal position	Fiscal year	Salary	Bonus(1)	Stock awards(2)(3)(4)	Option awards(2)	Non-equity incentive plan compensation(5)	Change in pension value and nonqualified deferred compensation earnings(6)	All other compensation(7)	Total
Brian C. Cornell Chairman & Chief Executive Officer	2019	$1,400,000	$0	$13,623,153	$0	$3,322,667	$0	$592,543	$18,938,363
	2018	$1,384,615	$0	$9,995,883	$0	$5,266,195	$0	$557,376	$17,204,069
	2017	$1,300,000	$0	$0	$2,000,001	$4,836,000	$0	$263,208	$8,399,210
Michael J. Fiddelke(8) Executive Vice President & Chief Financial Officer	2019	$540,192	$138,563	$2,190,598	$0	$348,413	$10,897	$85,817	$3,314,480

John J. Mulligan Executive Vice President & Chief Operating Officer	2019	$1,000,000	$450,000	$6,491,932	$0	$795,067	$178,491	$1,576,064	$10,491,554
	2018	$1,000,000	$350,000	$5,126,087	$0	$1,270,933	$9,396	$819,317	$8,575,733
	2017	$1,000,000	$540,000	$0	$1,000,004	$1,241,333	$82,067	$545,102	$4,408,506
Michael E. McNamara Executive Vice President & Chief Information Officer	2019	$725,000	$326,250	$4,762,233	$0	$576,423	$0	$203,108	$6,593,014
	2018	$725,000	$253,750	$3,332,033	$0	$921,427	$0	$123,958	$5,356,168
	2017	$725,000	$391,500	$0	$1,000,004	$899,967	$0	$56,596	$3,073,067
Don H. Liu Executive Vice President & Chief Legal & Risk Officer	2019	$650,000	$292,500	$3,620,968	$0	$516,793	$0	$120,372	$5,200,633
	2018	$650,000	$227,500	$2,563,081	$0	$826,107	$0	$64,676	$4,331,364
	2017	$650,000	$351,000	$0	$1,000,004	$806,867	$0	$85,061	$2,892,932
Cathy R. Smith(9) Strategic Advisor and Former Chief Financial Officer	2019	$800,000	$360,000	$0	$0	$636,053	$0	$154,053	$1,950,106
	2018	$800,000	$280,000	$3,332,033	$0	$1,016,747	$0	$151,915	$5,580,695
	2017	$800,000	$432,000	$0	$1,000,004	$993,067	$0	$87,266	$3,312,337

(1)

For NEOs other than our CEO, the “Bonus” amount shows actual payouts earned under our STIP for the team scorecard component. The CEO has no team scorecard component to his STIP payout. Mr. Fiddelke’s “Bonus,” like the other NEOs other than the CEO, includes the team scorecard component attributable to time spent as a NEO upon becoming Executive Vice President & Chief Financial Officer, but also includes the actual payouts made under the discretionary component of STIP applicable to the time he served in his prior role as Senior Vice President, Operations during fiscal 2019.

(2)

Amounts represent the aggregate grant date fair value of awards made each fiscal year, as computed in accordance with FASB ASC Topic 718. See Notes 21 and 22, Share-Based Compensation, to our consolidated financial statements in our 2019 Annual Report and our 2018 Annual Report, respectively, for a description of our accounting and the assumptions used.

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(3)

Represents the aggregate grant date fair value of PSUs, PBRSUs, and Durable Model Awards that were computed based on the probable outcome of the performance conditions as of the grant date. Actual payments will be based on degree of attainment of the performance conditions and our stock price on the settlement date. The Durable Model Awards, which were an off-cycle grant and are described in the CD&A on pages 35-36, cause the amounts for fiscal 2019 to be higher than fiscal 2018 and fiscal 2017. The range of payments for the PSUs and Durable Model Awards granted in fiscal 2019 is as follows:

Name	Minimum amount	Amount reported	Maximum amount
Mr. Cornell
PSU Granted 3/13/19	$0	$6,366,011	$12,732,022
Durable Model Award Granted 1/20/20	$0	$2,500,100	$6,250,250
Mr. Fiddelke
PSU Granted 3/13/19	$0	$200,021	$400,042
PSU Granted 11/1/19	$0	$252,017	$504,034
Durable Model Award Granted 1/20/20	$0	$1,250,109	$3,125,273
Mr. Mulligan
PSU Granted 3/13/19	$0	$3,000,006	$6,000,012
Durable Model Award Granted 1/20/20	$0	$1,250,109	$3,125,273
Mr. McNamara
PSU Granted 3/13/19	$0	$2,010,068	$4,020,136
Durable Model Award Granted 1/20/20	$0	$1,250,109	$3,125,273
Mr. Liu
PSU Granted 3/13/19	$0	$1,500,042	$3,000,084
Durable Model Award Granted 1/20/20	$0	$1,000,017	$2,500,043
(4)

During fiscal 2017 we shifted the timing of our annual equity grants so that those grants occur in March of each year, instead of our previous practice of granting equity to executive officers in January, which is the last month of our fiscal year. Due to that timing shift, there were no Stock Awards granted in fiscal 2017, and executive officers’ compensation for fiscal 2017 was significantly lower than fiscal 2018 and fiscal 2019.

(5)

The “Non-equity incentive plan compensation” amount shows actual payouts earned under the financial component of our STIP.

(6)

For fiscal 2019, the change in the qualified pension plan amount was $10,897 for Mr. Fiddelke and $178,491 for Mr. Mulligan. Mr. Cornell, Mr. McNamara, Mr. Liu, and Ms. Smith are not eligible for the Target Corporation Pension Plan (Pension Plan) or any supplemental pension plans because they were hired after January 2009. Consistent with applicable law, the accrued benefits under the Pension Plan cannot be reduced; however, the present value of the benefit is dependent on the discount rate used. The discount rates used in fiscal 2019, 2018, and 2017 were 3.13%, 4.28%, and 3.94%, respectively. The “Change in pension value” column reflects the additional pension benefits attributable to additional service, increases in eligible earnings, and changes in the discount rate.

(7)

The “All other compensation” amounts reported for fiscal 2019 include the elements in the following table.

Name	Restored match credits	Life insurance	SPP credits	Perquisites	Total
Mr. Cornell	$333,343	$23,760	$0	$235,440	$592,543
Mr. Fiddelke	$47,732	$3,358	$31,505	$3,222	$85,817
Mr. Mulligan	$131,047	$138	$1,376,930	$67,949	$1,576,064
Mr. McNamara	$93,475	$15,480	$0	$94,153	$203,108
Mr. Liu	$85,180	$15,480	$0	$19,712	$120,372
Ms. Smith	$104,837	$15,480	$0	$33,736	$154,053

Restored match credits. Restored match credits represent up to a maximum of 5% of eligible pay allocated between the participant’s Target 401(k) Plan and executive deferred compensation plan (EDCP) accounts. Restored match credits represent matching contributions made by Target into a participant’s EDCP account where matching contributions for eligible pay are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits. The 5% match rate is the same for all team members.

Life insurance. Life insurance represents the dollar value of life insurance premiums paid by Target.

SPP Credits. SPP credits represent additional accruals of supplemental pension plan benefits that are credited to their EDCP accounts. These benefits are based on our normal pension formulas. As applicable, they are affected by final average pay, service, age, and changes in interest rates. See the narrative following the “Pension benefits for fiscal 2019” table for more information about our pension plans. The increase in the “All other compensation” amounts from fiscal 2018 to fiscal 2019 for Mr. Mulligan was due to a larger amount of SPP credits, which was primarily driven by a significant decline in interest rates.

Perquisites. The perquisites for our NEOs other than Mr. Cornell consist of reimbursement of financial management expenses, reimbursement of home security expenses, on-site parking, spousal travel on business trips, limited personal use of company-owned aircraft (including use to travel to outside board meetings), executive physicals, and fees paid to an outside placement firm to assist selected NEOs in finding public company board positions as part of their overall development. Mr. Cornell is eligible only for perquisites that serve a business purpose for Target or support his safety, health, and well-being, namely: reimbursement of home security expenses, on-site parking, executive physical, and personal use of company-owned aircraft (including use to travel to outside board meetings) for security reasons. The only individual perquisites that exceeded $25,000 were Mr. Cornell’s personal use of company-owned aircraft for security reasons, which amounted to $215,798, Mr. Mulligan’s personal use of company-owned aircraft for travel to outside board meetings, which amounted to $43,599, and fees paid to an outside placement firm to assist Mr. McNamara in finding a public company board position, which amounted to $78,670 in fiscal 2019. No tax gross-ups are provided on these perquisites.

The dollar amount of perquisites represents the incremental cost of providing the perquisite. We generally measure incremental cost by the additional variable costs attributable to personal use, and we disregard fixed costs that do not change based on usage. Incremental cost for personal use of company-owned aircraft was determined by including fuel cost, landing fees, on-board catering, and variable maintenance costs attributable to personal flights, and related unoccupied

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positioning, or “deadhead,” flights. In addition to the perquisites included in the table in this footnote, the NEOs occasionally use support staff time for personal matters, principally to allow them to devote more time to our business, and receive personal use of empty seats on business flights of company-owned aircraft, and personal use of event tickets when such tickets are not being used for business purposes, each of which are benefits for which we have no incremental cost.

(8)

On November 1, 2019, Mr. Fiddelke was appointed to the position of Executive Vice President & Chief Financial Officer. In connection with his appointment, he received equity grants of PSUs and PBRSUs and a target STIP payout opportunity consistent with the grants made to other executive officers in March 2019, pro-rated based on his appointment date. In addition to the compensation he received as Executive Vice President & Chief Financial Officer, his reported compensation for fiscal 2019 includes payments made to him in his prior role as Senior Vice President, Operations. See page 31 of the CD&A and the “Grants of plan-based awards in fiscal 2019” table for more information.

(9)

Ms. Smith is a NEO because she was our Executive Vice President & Chief Financial Officer through October 31, 2019. As we previously announced, we entered into a transition agreement with Ms. Smith in connection with her retirement. Under that agreement Ms. Smith continued serving as Chief Financial Officer until she was succeeded by Mr. Fiddelke, and continues to be employed by Target as a non-executive officer in a strategic advisory capacity until May 1, 2020. Throughout the term of the agreement, she will continue to receive the same base salary in effect prior to her change in position. She received an annual STIP payout for fiscal 2019 on the same terms as other NEOs, as described in Notes 1 and 5 to this table. Based on her May 1, 2020 retirement date, she is not eligible to receive an annual STIP payout for fiscal 2020. In addition, Ms. Smith is not eligible for any severance payments under our ICP. However, under the terms of her transition agreement, if she releases any claims against us and agrees to non-competition and non-solicitation covenants, she will be entitled to a cash payment of $1.5 million, paid in two equal installments on May 1, 2021 and May 1, 2022.

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Grants of plan-based awards in fiscal 2019

Name	Grant date		Estimated possible payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards(3) (#)	Grant date fair value of stock awards(4)
			Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Brian C. Cornell	3/13/19		$1,050,000	$2,800,000	$5,600,000
	3/13/19					41,328	55,103	68,879		$4,757,042
	3/13/19					0	82,654	165,308		$6,366,011
	1/20/20					0	21,383	53,458		$2,500,100
Michael J. Fiddelke	3/13/19	(5)	$95,017	$190,034	$332,560
	3/13/19	(5)							3,896	$300,070
	3/13/19	(5)				0	2,597	5,194		$200,021
	11/1/19	(6)	$20,925	$107,842	$215,685
	11/1/19	(6)				1,168	1,557	1,947		$188,381
	11/1/19	(6)				0	2,335	4,670		$252,017
	1/20/20					0	10,692	26,730		$1,250,109
John J. Mulligan	3/13/19		$130,000	$670,000	$1,134,000
	3/13/19					19,476	25,968	32,460		$2,241,817
	3/13/19					0	38,951	77,902		$3,000,006
	1/20/20					0	10,692	26,730		$1,250,109
Michael E. McNamara	3/13/19		$94,250	$485,750	$971,500
	3/13/19					13,050	17,399	21,749		$1,502,056
	3/13/19					0	26,098	52,196		$2,010,068
	1/20/20					0	10,692	26,730		$1,250,109
Don H. Liu	3/13/19		$84,500	$435,500	$871,000
	3/13/19					9,738	12,984	16,230		$1,120,909
	3/13/19					0	19,476	38,952		$1,500,042
	1/20/20					0	8,553	21,383		$1,000,017
Cathy R. Smith	3/13/19		$104,000	$536,000	$1,072,000
(1)

Awards represent potential payments under the financial component of our annual STIP in fiscal 2019, which are based on specified target levels of Incentive Operating Income and Sales, as described on pages 38-39 of the CD&A. The actual payouts earned under the financial component of our annual STIP are reflected in the “Non-equity incentive plan compensation” column of the “Summary compensation table.” Our CEO’s annual STIP is 100% based on the financial component. For NEOs other than our CEO, 67% of the annual STIP is based on the financial component, and 33% is based on the team scorecard component, as described on pages 38-39. The actual payouts earned under the team scorecard component and, for Mr. Fiddelke’s 3/13/19 grant date, the discretionary component of his annual STIP applicable to the time he served during fiscal 2019 in his prior role, are reflected in the “Bonus” column of the “Summary compensation table.” The threshold, goal, and maximum payouts for the team scorecard component as a percentage of base salary, which are not included in the table above, are described on page 38 of the CD&A. To be eligible for a payment under the annual STIP, executive officers must be employed on the date the payments are made (typically in March of each year with respect to the preceding fiscal year), except in the event of death, disability, or retirement eligibility (termination other than for cause after age 55 with at least five years of service). The maximum payment for our annual STIP is the annual plan maximum, which is generally four times salary for our CEO and two times salary for executive officers other than our CEO.

(2)

Awards represent potential payments under PSUs, PBRSUs, and Durable Model Awards granted in fiscal 2019. See the CD&A for a more detailed description of the performance measures for those awards. The other terms of the PSUs, PBRSUs, and Durable Model Awards are described in Note 3 to the “Outstanding equity awards at 2019 fiscal year-end” table.

(3)

Awards represent RSUs granted in fiscal 2019. The other terms of the RSUs are described in Note 2 to the “Outstanding equity awards at 2019 fiscal year-end” table. Mr. Fiddelke is the only NEO who was granted RSUs in fiscal 2019.

(4)

Grant date fair value for PSUs, PBRSUs, Durable Model Awards, and RSUs was determined pursuant to FASB ASC Topic 718.

(5)

The March 2019 grants were made to Mr. Fiddelke in connection with his prior role, and represent the potential payments under the pro-rata portion of the non-discretionary component of his annual STIP attributable to his time in that role and the potential payments under the annual equity grants of PSUs and RSUs, respectively.

(6)

The November 2019 grants were made to Mr. Fiddelke in connection with his appointment to the position of Executive Vice President & Chief Financial Officer, and represent the potential payments under the pro-rata portion of the financial component of his annual STIP attributable to his time in that role and potential payments under a pro-rata equity grant consisting of PSUs and PBRSUs, respectively, on terms consistent with the awards granted to Target’s other executive officers in March 2019.

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Outstanding equity awards at 2019 fiscal year-end

Name	Option awards				Stock awards
	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable(1)	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested(#)(2)	Market value of shares or units of stock that have not vested(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(3)
Brian C. Cornell	0	294,551	$55.60	04/17/2024			538,083	$59,587,311
Michael J. Fiddelke	0	36,819	$55.60	04/17/2024	8,594	$951,700	43,736	$4,843,325
John J. Mulligan	0	147,276	$55.60	04/17/2024			265,347	$29,384,527
Michael E. McNamara	0	147,276	$55.60	04/17/2024			184,089	$20,386,016
Don H. Liu	0	147,276	$55.60	04/17/2024			140,705	$15,581,672
Cathy R. Smith	0	147,276	$55.60	04/17/2024			82,015	$9,082,341
(1)

Recipients of Price-Vested Options must be continuously employed with Target until April 17, 2020 before the Price-Vested Options vest and can be exercised. If the recipient’s involuntary termination occurs before April 17, 2020, then 50% of the Price-Vested Options vest, the remaining 50% are forfeited, and the vested portion must be exercised, if at all, between April 17, 2020 and the first anniversary of the recipient’s termination date. If a recipient dies or becomes disabled before April 17, 2020, then 100% of the Price-Vested Options vest and must be exercised, if at all, between April 17, 2020 and April 17, 2021.

(2)

Represents shares issuable under outstanding RSUs granted to Mr. Fiddelke in roles he had with Target prior to being appointed to the position of Executive Vice President & Chief Financial Officer on November 1, 2019. Those RSUs vest in one-fourth increments on each of the first four anniversaries of the grant date. After vesting, the RSUs will be converted into shares of our common stock on a 1:1 basis. Dividend equivalents are accrued (in the form of additional units) on the RSUs during the vesting period and converted to shares if and after the underlying RSUs vest. Mr. Fiddelke must generally be continuously employed for four years from the grant date in order to receive the shares, except vesting of 100% of the outstanding RSUs is accelerated in the event of death or disability.

(3)

The shares reported in these columns represent potentially issuable shares under outstanding PSUs, PBRSUs, and Durable Model Awards. PSUs, PBRSUs, and Durable Model Awards represent the right to receive a variable number of shares based on actual performance over the performance period. The number of shares reported is based on our actual performance results through the end of fiscal 2019 under the applicable performance measures and assuming that the payout will occur at the next highest level (threshold, target, or maximum). The performance levels required for payouts on outstanding awards are described in the CD&A. The market value of stock reported is calculated by multiplying the number of shares by our 2019 fiscal year-end closing stock price of $110.74. As of the end of the 2019 fiscal year, actual performance results for the PSUs, PBRSUs, and Durable Model Awards were at or above the target level. Based on that performance, the amounts in these columns represent payouts at the maximum level.

Dividend equivalents are accrued (in the form of additional units) on PSUs, PBRSUs, and Durable Model Awards, respectively, during the vesting period and are subject to the same performance and other conditions as the underlying PSUs, PBRSUs, and Durable Model Awards. The dividend equivalents are converted to shares if and after the underlying PSUs, PBRSUs, and Durable Model Awards vest.

The payment date of the awards, to the extent they are earned, will generally be within 90 days after the date the Human Resources & Compensation Committee certifies the financial results following completion of the performance period. Recipients must be continuously employed during the performance period to become vested, except that vesting will also occur, and any shares earned upon certification of the financial results following completion of the performance period will be paid, if a termination occurs under the following circumstances prior to the end of the performance period (referred to as “vesting-extension provisions”):

●

Death or disability,

●

For PSUs and PBRSUs only, executive officer is age 55 or greater and has at least 5 years of service,

●

For PSUs only, the executive officer is age 45-54, has at least 15 years of service, and has worked for a specified minimum amount of the performance period (1-2 years, depending on age), or

●

For PBRSUs only, 50% of the shares subject to an award will vest if the recipient is involuntarily terminated without cause prior to the scheduled vesting date.

To receive these vesting-extension provisions, the executive officer must sign an agreement that releases any claims against us and includes non-competition and non-solicitation covenants. If the termination is voluntary, the executive officer must also have commenced discussions with the company regarding the executive officer’s consideration of termination at least six months prior to termination. These vesting-extension provisions are not available if an executive officer’s employment is terminated for cause. If an executive officer’s employment is terminated for cause, then all PSUs, PBRSUs, and Durable Model Awards are forfeited.

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Option exercises and stock vested in fiscal 2019

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise(1)	Number of shares acquired on vesting (#)	Value realized on vesting(2)
Brian C. Cornell	0	$0	161,169	$16,305,910
Michael J. Fiddelke	3,331	$113,646	7,400	$692,677
John J. Mulligan	139,018	$6,155,661	84,837	$8,583,223
Michael E. McNamara	0	$0	55,147	$5,579,400
Don H. Liu	0	$0	58,240	$5,952,339
Cathy R. Smith	0	$0	55,147	$5,579,400
(1)

“Value realized on exercise” is calculated as the difference between the market value of Target common stock on the respective exercise date(s) and the exercise price of the option(s).

(2)

“Value realized on vesting” is calculated by multiplying the number of shares acquired on vesting by the market value of Target common stock on the respective vesting date(s), except that where the Human Resources & Compensation Committee must certify the number of shares earned, “Value realized on vesting” is calculated by multiplying the number of shares earned by the market value of Target common stock on the date the Human Resources & Compensation Committee certifies the shares that were earned.

Pension benefits for fiscal 2019

Name(1)	Plan name	Age at FYE	Number of years credited service(#)	Present value of accumulated benefit	Payments during last fiscal year
Michael J. Fiddelke	Target Corporation Pension Plan	43	15	$90,145	$0
John J. Mulligan	Target Corporation Pension Plan	54	23	$627,316	$0
(1) Mr. Cornell, Mr. McNamara, Mr. Liu, and Ms. Smith are not eligible for the Target Corporation Pension Plan or any supplemental pension plans because they were hired after January 2009.

Pension plan

The “Pension benefits for fiscal 2019” table reports benefits under the Pension Plan, which is a tax qualified retirement plan that provides retirement benefits to eligible team members who were hired prior to January 2009. The Pension Plan uses two different benefit formulas: Final Average Pay and Personal Pension Account. Team members who were active participants in the Pension Plan prior to 2003 had the choice to have benefits for their service after December 31, 2002 calculated using either the Final Average Pay formula or the Personal Pension Account formula. The Pension Plan benefit for Mr. Mulligan is based on the Final Average Pay formula. Since Mr. Fiddelke joined Target in 2003, his benefit is based on the Personal Pension Account formula.

Final Average Pay Formula

The Final Average Pay Formula is calculated using final average pay as limited by the IRC. The final average pay benefit, expressed as a monthly, single life annuity commencing at age 65, is equal to the sum of: (a) 0.8% of the participant’s final average monthly pay multiplied by the years of service (not to exceed 25 years of service), plus (b) 0.25% of the participants final average monthly pay multiplied by the years of service in excess of 25 years of service, plus (c) 0.5% of the participant’s final average monthly pay in excess of 12.5% of the average of the Social Security Taxable Wage Base for the 35-year period ending when the participant terminates employment multiplied by the years of service (not to exceed 25 years of service). Participants can elect among annuity forms that have an actuarially equivalent value. Early retirement payments may commence at age 55.

Personal Pension Account Benefit

The Personal Pension Account benefit is determined by the value of the participant’s personal pension account balance, which is credited each calendar quarter with both pay credits and interest credits. Pay credits to a participant’s personal pension account are based on a fixed percentage of the participant’s eligible pay for the quarter, subject to the annual IRC limit, ranging from 1.5% to 6.5%, depending upon the participant’s combined age and service. Interest credits to a participant’s personal pension account are generally made on the last day of the quarter based on the value of the account at the beginning of the quarter and at an interest rate of 4.64%. A participant’s personal pension account balance is payable to the participant at any time after termination of employment in a form elected by the participant.

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Supplemental pension plans

We also provide benefits under supplemental pension plans, which are reflected in the “Nonqualified deferred compensation for fiscal 2019” table. The Target Corporation Supplemental Pension Plan I (SPP I) restores the lost qualified Pension Plan benefit due to an officer’s eligible pay being greater than the annual compensation limits imposed by the IRC, and is based on the same benefit formulas used for determining benefits under the Pension Plan. The Target Corporation Supplemental Pension Plan II (SPP II) restores the lost qualified Pension Plan benefit due to amounts being deferred under the EDCP (our current deferred compensation plan) and therefore not considered for benefit purposes under the Pension Plan or SPP I.

Each year, the annual change in the actuarial lump-sum amount of a participant’s vested benefits under SPP I and II is calculated and added to, or deducted from, the participant’s EDCP account. A final calculation and an EDCP account adjustment occurs upon termination of employment. Because of the feature that annually transfers amounts to a participant’s EDCP account, the benefits accrued under SPP I and II are reflected as EDCP deferrals in the “Nonqualified deferred compensation for fiscal 2019” table.

Nonqualified deferred compensation for fiscal 2019

The amounts in the following table represent deferrals under the EDCP, which includes the supplemental pension benefits discussed in the preceding section.

Name	Executive contributions in last FY(1)	Registrant contributions in last FY(2)	Aggregate earnings in last FY(3)	Aggregate withdrawals/ distributions in last FY	Aggregate balance at last FYE(4)
Brian C. Cornell	$236,167	$319,343	$521,429	$0	$2,731,032
Michael J. Fiddelke	$70,604	$64,742	$58,316	$0	$630,508
John J. Mulligan	$112,253	$1,493,977	$648,314	$142,596	$6,384,733
Michael E. McNamara	$437,591	$81,009	$79,717	$0	$1,042,052
Don H. Liu	$113,429	$71,180	$21,537	$0	$351,135
Cathy R. Smith	$0	$90,837	$126,855	$0	$982,288
(1)

All amounts of Executive contributions in the table have been reported in the current year “Summary compensation table.”

(2)

All registrant contributions from the table have been reported in the current year “Summary compensation table.” Registrant contributions include transfers of supplemental pension benefits, net of any negative credits, and restored match credits on executive deferrals into the EDCP (i.e., matching contributions made into a participant’s EDCP account where matching contributions are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits). Restored match credits became subject to a vesting requirement during fiscal 2017. Contributions made in fiscal 2017 and later years cliff vest five years after an executive first becomes eligible to participate in EDCP. The restored match credits made to Mr. Cornell, Mr. Fiddelke, and Mr. Mulligan in 2019 are vested, while those made to Mr. McNamara, Mr. Liu, and Ms. Smith are not.

(3)

No amounts from aggregate earnings in the table have been reported in the current year “Summary compensation table.”

(4)

The following amounts of the aggregate balance from the table were reported in the summary compensation tables covering fiscal years 2006-2018.

Reported in prior years’ summary compensation tables
Mr. Cornell	$1,435,807
Mr. Fiddelke	$0
Mr. Mulligan	$3,380,476
Mr. McNamara	$330,472
Mr. Liu	$87,680
Ms. Smith	$705,563

Participants in the EDCP may generally elect to defer up to 80% of their salary, Bonus, and Non-Equity Incentive Plan payments. At any time, EDCP participants are permitted to choose to have their account balance indexed to crediting rate alternatives that generally mirror the investment choices and actual rates of return available under the Target 401(k) Plan, except that the EDCP alternatives also include a Target common stock fund. Target invests general corporate assets through various investment vehicles to offset a substantial portion of the economic exposure to the investment returns earned under EDCP. See Note 22, Defined Contribution Plans, to the consolidated financial statements in our 2019 Annual Report for additional information.

At the time of deferral, participants can elect to receive a distribution of their EDCP account at a fixed date or upon termination of employment. EDCP payouts at a fixed date will be made as lump-sum payments. EDCP payouts made on termination of employment can be made as a lump-sum payment, or installment payments over five or ten years commencing immediately or one

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year after termination of employment. EDCP payouts are also made in the case of the termination of EDCP, a qualifying change-in-control, or unforeseeable financial emergency of the participant creating severe financial hardship.

The EDCP is intended to comply with IRC Section 409A. As a result, payments to executive officers based on a termination of employment will be delayed six months. The EDCP is an unfunded plan and represents a general unsecured obligation of Target. Participants’ account balances will be paid only if Target has the ability to pay. Accordingly, account balances may be lost in the event of Target’s bankruptcy or insolvency.

Potential payments upon termination or change-in-control

This section explains the payments and benefits to which our currently employed NEOs are entitled in various termination of employment and change-in-control scenarios. The potential payments to the currently employed NEOs are hypothetical situations only, and assume that termination of employment and/or change-in-control occurred on February 1, 2020, the last day of our 2019 fiscal year, and that any change-in-control was at our fiscal year-end closing stock price of $110.74 per share (Year-End Stock Price).

In general terms, we will experience a change-in-control, as defined in our compensation plans, whenever any of the following events occur:

●

Our continuing directors cease to constitute a majority of our Board (any director who assumes office as a result of an actual or threatened contested election will not be considered to be a continuing director),

●

Any person or group acquires 30% or more of our common stock,

●

We merge with or into another company and our shareholders own less than 60% of the combined company, or

●

Our shareholders approve an agreement or plan to liquidate or dissolve our company.

Where there is a change-in-control, a double-trigger generally applies to RSUs, PBRSUs, PSUs, Durable Model Awards, and Price-Vested Options, meaning that no outstanding awards of those types granted will accelerate upon a change-in-control unless, within two years after a change-in-control, an involuntary termination of employment without cause or a voluntary termination of employment for good reason occurs. Good reason generally means a material reduction in compensation or responsibilities, or a required relocation following a change-in-control.

The intent of this section is to isolate those payments and benefits for which the amount, vesting, or time of payment is altered by the described termination or change-in-control situations. Because of that focus, this section does not cover all amounts the NEOs will receive following termination. Specifically, NEOs:

●

under all employment termination scenarios, are entitled to receive their vested balances under our pension and deferred compensation plans, as disclosed in the “Pension benefits for fiscal 2019” and “Nonqualified deferred compensation for fiscal 2019” tables, and

●

retain any vested stock options unless the termination is for cause (generally defined as deliberate and serious disloyal or dishonest conduct).

The following table shows the payments and benefits for which the amount, vesting, or time of payment is altered by each employment termination situation. The footnotes to the table explain the general provisions applicable to each situation. In addition, our plans do not provide for any gross-ups for taxes due on any payments described in this section.

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Table of potential payments upon termination or change-in-control

Name/ Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary or voluntary good reason termination
Brian C. Cornell(1)
ICP Payments (Severance)(2)	$0	$9,564,797	$0	$0	$0	$9,564,797
PBRSU Vesting(3)(5)	$9,470,845	$4,735,464	$9,470,845	$9,470,845	$0	$12,627,793
PSU Vesting(3)(5)	$0	$0	$0	$0	$0	$18,941,302
Durable Model Award Vesting(3)(5)	$0	$0	$0	$0	$0	$2,367,953
Price-Vested Options(4)(5)	$0	$8,120,771	$16,241,542	$16,241,542	$0	$16,241,542
Life Insurance Proceeds(6)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(7)	$0	$0	$0	$420,000	$0	$0
Total	$9,470,845	$22,421,032	$28,712,387	$26,132,387	$0	$$59,743,387
Michael J. Fiddelke
ICP Payments (Severance)(2)	$0	$1,938,638	$0	$0	$0	$1,938,638
RSU Vesting(3)(5)	$0	$0	$754,250	$754,250	$0	$754,250
PBRSU Vesting(3)(5)	$0	$65,115	$130,064	$130,064	$0	$173,419
PSU Vesting(3)(5)	$0	$0	$0	$0	$0	$833,208
Durable Model Award Vesting(3)(5)	$0	$0	$0	$0	$0	$1,184,032
Price-Vested Options(4)(5)	$0	$1,015,100	$2,030,200	$2,030,200	$0	$2,030,200
Life Insurance Proceeds(6)	$0	$0	$2,293,957	$0	$0	$0
Excess LTD Plan(7)	$0	$0	$0	$420,000	$0	$0
Total	$0	$3,018,853	$5,208,471	$3,334,514	$0	$6,913,747
John J. Mulligan(1)
ICP Payments (Severance)(2)	$0	$4,498,177	$0	$0	$0	$4,498,177
PBRSU Vesting(3)(5)	$0	$2,331,741	$4,663,206	$4,663,206	$0	$6,217,608
PSU Vesting(3)(5)	$0	$0	$0	$0	$0	$9,326,191
Durable Model Award Vesting(3)(5)	$0	$0	$0	$0	$0	$1,184,032
Price-Vested Options(4)(5)	$0	$4,060,399	$8,120,799	$8,120,799	$0	$8,120,799
Life Insurance Proceeds(6)	$0	$0	$50,000	$0	$0	$0
Excess LTD Plan(7)	$0	$0	$0	$420,000	$0	$0
Total	$0	$10,890,317	$12,834,005	$13,204,005	$0	$29,346,807
Michael E. McNamara
ICP Payments (Severance)(2)	$0	$3,269,429	$0	$0	$0	$3,269,429
PBRSU Vesting(3)(5)	$0	$1,537,736	$3,075,277	$3,075,277	$0	$4,100,370
PSU Vesting(3)(5)	$0	$0	$0	$0	$0	$6,150,167
Durable Model Award Vesting(3)(5)	$0	$0	$0	$0	$0	$1,184,032
Price-Vested Options(4)(5)	$0	$4,060,399	$8,120,799	$8,120,799	$0	$8,120,799
Life Insurance Proceeds(6)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(7)	$0	$0	$0	$0	$0	$0
Total	$0	$8,867,564	$14,196,076	$11,196,076	$0	$22,824,797

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Name/ Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary or voluntary good reason termination
Don H. Liu
ICP Payments (Severance)(2)	$0	$2,869,316	$0	$0	$0	$2,869,316
PBRSU Vesting(3)(5)	$0	$1,166,092	$2,331,852	$2,331,852	$0	$3,109,136
PSU Vesting(3)(5)	$0	$0	$0	$0	$0	$4,663,594
Durable Model Award Vesting(3)(5)	$0	$0	$0	$0	$0	$947,159
Price-Vested Options(4)(5)	$0	$4,060,399	$8,120,799	$8,120,799	$0	$8,120,799
Life Insurance Proceeds(6)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(7)	$0	$0	$0	$420,000	$0	$0
Total	$0	$8,095,807	$13,452,651	$10,872,651	$0	$19,710,004
Cathy R. Smith(8)
PBRSU Vesting(3)(5)	$0	$801,425	$1,602,795	$1,602,795	$0	$2,137,061
PSU Vesting(3)(5)	$0	$0	$0	$0	$0	$3,205,480
Price-Vested Options(4)(5)	$0	$4,060,399	$8,120,799	$8,120,799	$0	$8,120,799
Life Insurance Proceeds(6)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(7)	$0	$0	$0	$420,000	$0	$0
Total	$0	$4,861,824	$12,723,594	$10,143,594	$0	$13,463,340
(1)

A “Retirement Eligible NEO” is a NEO who has met the age and years of service requirements described in Note 3 to the “Outstanding equity awards at 2019 fiscal year-end” table. The only Retirement Eligible NEOs are Mr. Cornell, for PBRSUs and PSUs, and Mr. Mulligan, for PSUs only.

(2)

See page 42 of the CD&A for a description of our ICP. Each of the NEOs other than Ms. Smith is eligible for 24 months of income continuation payments under the ICP, conditioned on the NEO releasing any claims against us and agreeing to non-competition and non-solicitation covenants.

(3)

Amounts are determined by multiplying the number of shares for which vesting is accelerated by our Year-End Stock Price. For PBRSUs, PSUs, and Durable Models Awards, shares are based either on actual performance at the end of the performance period (Earned Payout) or the at-goal payout (Goal Payout). Where the share amount is determined based on Earned Payout, the table uses the minimum amount that can be earned, which is 75% of the at-goal payout for PBRSUs and 0% of the at-goal payout for PSUs and Durable Model Awards. The number of shares for which vesting is accelerated for each employment termination situation is as follows:

Voluntary termination. All unvested shares are forfeited, except that for a Retirement Eligible NEO vesting is accelerated for 100% of the Earned Payout shares for PBRSUs and PSUs and 100% of any RSUs.

Involuntary termination. Vesting is accelerated for 50% of the Earned Payout shares for PBRSUs, and the remaining unvested shares are forfeited. All unvested shares are forfeited for RSUs, PSUs, and Durable Model Awards, except that for a Retirement Eligible NEO vesting is accelerated for 100% of the Earned Payout shares for PSUs.

Death/disability. Vesting is accelerated for 100% of the Earned Payout shares for PBRSUs, PSUs, and Durable Model Awards, and 100% of any RSUs.

Change-in-control. RSUs, PBRSUs, PSUs, and Durable Model Awards, are subject to a double-trigger. Where both triggers occur, vesting is accelerated for 100% of the Goal Payout shares for PBRSUs, PSUs, and Durable Model Awards, and 100% of any RSUs. We use 100% of the Goal Payout for PBRSUs, PSUs, and Durable Model Awards in connection with a change-in-control to eliminate arbitrary results that could occur with a shortened performance period and in case calculation of actual or comparable performance metrics would be unfeasible following the change-in-control.

(4)

Amounts are determined by multiplying the number of Price-Vested Options for which vesting is accelerated by the difference between our Year-End Stock Price and the exercise price. Even where vesting is accelerated, Price-Vested Options will not be exercisable until April 17, 2020. The number of Price-Vested Options for which vesting is accelerated for each employment termination situation is as follows:

Voluntary termination. All unvested Price-Vested Options are forfeited.

Involuntary termination. Vesting is accelerated for 50% of the Price-Vested Options, and the remaining unvested portion is forfeited.

Death/disability. Vesting is accelerated for 100% of the Price-Vested Options.

Change-in-control. Price-Vested Options are subject to a double-trigger. Where both triggers occur, vesting is accelerated for 100% of the Price-Vested Options.

(5)

Additional detail about the accelerated vesting provisions of the RSUs, PBRSUs, PSUs, Durable Model Awards, and Price-Vested Options can be found in the notes under the “Outstanding equity awards at 2019 fiscal year-end” table.

(6)

Depending on the level of coverage elected by the participant, life insurance proceeds range from $50,000 to an amount equal to three times the sum of the prior year’s annual base salary, plus the most recent Bonus and Non-Equity Incentive Plan payments, up to a maximum of $3 million.

(7)

Represents annual payments under our Excess Long-Term Disability Plan (Excess LTD Plan), a self-insured unfunded plan, which provides monthly disability income payments with respect to the portion of annualized salary and three-year average Bonus and Non-Equity Incentive Plan compensation above the annual compensation limit (currently set at $300,000), but not exceeding $1 million, for our widely available qualified long-term disability plan (Base LTD Plan). The Excess LTD plan replaces 60% of a participant’s eligible compensation. A participant who becomes disabled before age 65 is eligible to receive payments under the plan while he or she is totally and permanently disabled through age 65 (with a minimum of three years of disability payments) or death, if sooner. In order to receive payments under the Excess LTD Plan, the NEO must be enrolled in the Base LTD Plan. Mr. McNamara is not enrolled in the Base LTD Plan, so he would not receive any benefit.

(8)

As described in Note 9 to the “Summary compensation table” on page 49, we entered into an agreement that governs Ms. Smith’s transition from Chief Financial Officer in connection with her retirement and provides for certain compensation related to that transition. The amount, vesting, and timing of the compensation paid in connection with that agreement is not altered by the scenarios described in the table above and, as a result, is not included in the table. Ms. Smith’s expected retirement on May 1, 2020, is a voluntary termination, so she will receive the amounts listed in the table for that section. However, under the terms of her transition agreement, if she releases any claims against us and agrees to non-competition and non-solicitation covenants, she will be entitled to a cash payment of $1.5 million, paid in two equal installments on May 1, 2021 and May 1, 2022.

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Pay ratio disclosure

As disclosed in the “Summary compensation table” on page 47, the fiscal 2019 total annual compensation for our CEO was $18,938,363. We estimate that the fiscal 2019 total annual compensation for the median of all Target team members was $23,080. The median team member is employed part-time. The resulting ratio of our CEO’s total annual compensation to that of the median of all Target team members, excluding our CEO, for fiscal 2019 is 821 to 1. The median team member’s fiscal 2019 total annual compensation was calculated in the same manner used to calculate the CEO’s compensation in the “Summary compensation table” on page 47.

To determine the median team member we used W-2 wages or their equivalent for the 2019 calendar year for team members employed as of February 1, 2020, the last day of fiscal 2019. For all permanent team members who were employed for less than the full calendar year, we calculated a daily pay rate and then annualized their W-2 wages. Team members hired after December 31, 2019 do not have W-2s, so we used annual base salary for exempt permanent team members hired after that date, and for non-exempt permanent team members hired after that date we multiplied their hourly compensation rate by the average hours worked by all U.S. non-exempt team members to approximate their annual compensation. These estimates and assumptions were used to annualize each permanent team member’s compensation without treating any part-time team member as a full-time equivalent. We included all non-U.S. team members in determining the median team member, treated in the same manner described above, except that for non-U.S. team members not paid in U.S. dollars, the foreign currency was converted into U.S. dollars using the applicable currency conversion rate as of February 1, 2020. To ensure the compensation of temporary or seasonal team members is not annualized, we used their W-2 wages without adjustments.

Director compensation

Our philosophy with respect to director compensation is to align the interests of non-employee directors with the interests of our shareholders and to provide market competitive compensation commensurate with the work required to serve on Target’s Board. In developing compensation recommendations for directors, our external compensation consultant, Semler Brossy, relies on its understanding of Target’s business and compensation programs, as well as retail and general industry peer group benchmarking. Peer group comparisons are determined by use of compensation data obtained by management from publicly available proxy statements and analyzed by Semler Brossy.

In November of each year, Semler Brossy provides an independent recommendation for director compensation for the following year to the Human Resources & Compensation Committee for approval.

General description of director compensation

Our non-employee director compensation program allows directors to choose one of two forms of annual compensation:

●

a combination of cash and RSUs, or

●

RSUs only.

Each form under the compensation program is intended to provide $280,000 in value to non-employee directors as follows:

	Cash	RSUs
Combination (Cash and RSUs)	$100,000	$180,000
RSUs Only	$0	$280,000

The forms of annual compensation have the following terms:

●

The cash retainer is paid pro-rata in quarterly installments. Directors may defer receipt of all or a portion of any cash retainer into the Director Deferred Compensation Plan (DDCP). Deferrals earn market returns based on the investment alternatives chosen by them from the funds offered by the Target 401(k) Plan, except that the DDCP alternatives also include a Target common stock fund.

●

RSUs are settled in shares of Target common stock immediately following a director’s departure from the Board. Dividend equivalents are paid on RSUs in the form of additional RSUs. RSUs are granted in March each year and vest quarterly over a one-year period.

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The Lead Independent Director and Committee Chairs receive additional compensation for those roles, which is paid: (a) in cash if the director elects a combination of cash and RSUs, or (b) in RSUs if the director elects all RSUs. Compensation for the Lead Independent Director and Committee Chairs is as follows:

Role	Amount
Lead Independent Director	$30,000
Audit & Finance Committee Chair	$30,000
Human Resources & Compensation Committee Chair	$20,000
Governance Committee Chair	$15,000
Risk & Compliance Committee Chair	$15,000
Infrastructure & Investment Committee Chair	$15,000

New directors also receive a one-time grant of RSUs with a $50,000 grant date fair value upon joining the Board, as well as a pro-rated portion of the annual compensation based on the date they joined the Board using the combination of cash and RSUs.

Director compensation table

Name	Fees earned or paid in cash	Stock awards(1)(2)	Option awards(1)(2)	Total(3)
Roxanne S. Austin(4)	$120,000	$180,073	$0	$300,073
Douglas M. Baker, Jr.(4)	$0	$325,024	$0	$325,024
George S. Barrett	$0	$280,045	$0	$280,045
Calvin Darden	$100,000	$180,073	$0	$280,073
Henrique De Castro	$100,000	$180,073	$0	$280,073
Robert L. Edwards(4)	$130,000	$180,073	$0	$310,073
Melanie L. Healey	$100,000	$180,073	$0	$280,073
Donald R. Knauss	$100,000	$180,073	$0	$280,073
Monica C. Lozano	$100,000	$180,073	$0	$280,073
Mary E. Minnick(4)	$115,000	$180,073	$0	$295.073
Kenneth L. Salazar(4)	$115,000	$180,073	$0	$295.073
Dmitri L. Stockton	$100,000	$180,073	$0	$280,073
(1)

Amounts represent the aggregate grant date fair value of awards that were granted in fiscal 2019, as computed in accordance with FASB ASC Topic 718, Stock Compensation. See Note 21, Share-Based Compensation, to our consolidated financial statements in our 2019 Annual Report for a description of our accounting and the assumptions used. Details on the stock awards granted during fiscal 2019, all of which are RSUs, are as follows:

	Stock awards
Name	# of units	Grant date fair value
Ms. Austin	2,338	$180,073
Mr. Baker	4,220	$325,024
Mr. Barrett	3,636	$280,045
Mr. Darden	2,338	$180,073
Mr. De Castro	2,338	$180,073
Mr. Edwards	2,338	$180,073
Ms. Healey	2,338	$180,073
Mr. Knauss	2,338	$180,073
Ms. Lozano	2,338	$180,073
Ms. Minnick	2,338	$180,073
Mr. Salazar	2,338	$180,073
Mr. Stockton	2,338	$180,073

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(2)

None of the directors held outstanding RSUs that were unvested at fiscal year-end. The following directors held unexercised stock options (which were granted in years prior to fiscal 2013) in the amounts listed below:

Name	Stock options
Ms. Austin	11,524
Mr. Baker	5,570
Mr. De Castro	5,570
Mr. Salazar	3,601
(3)

In addition to the amounts reported, all directors also receive a 10% discount on merchandise purchased at Target stores and Target.com, both during active service and following retirement. Non-employee directors are also provided with $100,000 of accidental death life insurance.

(4)

The following directors received additional compensation in fiscal 2019 for their roles as Committee Chairs and, in the case of Mr. Baker, as Lead Independent Director. The additional compensation is reflected in “Fees earned or paid in cash” and/or “Stock awards” based on the form of annual compensation selected by the director as described under the heading “General description of director compensation.”

Name	Role(s) during fiscal 2019
Ms. Austin	Human Resources & Compensation Chair
Mr. Baker	Lead Independent Director Governance Chair
Mr. Edwards	Audit & Finance Chair
Ms. Minnick	Infrastructure & Investment Chair
Mr. Salazar	Risk & Compliance Chair

Equity compensation plan information

The following table provides information about our common stock that may be issued under all of our stock-based compensation plans in effect as of February 1, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of February 1, 2020		Weighted-average exercise price of outstanding options, warrants and rights as of February 1, 2020	Number of securities remaining available for future issuance under equity compensation plans as of February 1, 2020 (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	10,369,077	(1)	$55.72	16,942,458
Equity compensation plans not approved by security holders	0			0
TOTAL	10,369,077		$55.72	16,942,458
(1)

This amount includes 7,891,546 RSU, PBRSU, PSU, and Durable Model Award shares potentially issuable upon settlement of RSUs, PBRSUs, PSUs, and Durable Model Awards issued under our Long-Term Incentive Plan and Amended and Restated 2011 Long-Term Incentive Plan. The actual number of PSU and Durable Model Award shares to be issued depends on our financial performance over a period of time and the actual number of PBRSU shares to be issued depends on our total shareholder return over a period of time. RSUs, PBRSUs, PSUs, and Durable Model Awards do not have an exercise price and thus they have been excluded from the weighted average exercise price calculation in column (b).

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Other voting items

Item two

Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm

The Audit & Finance Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit & Finance Committee appointed Ernst & Young LLP as the independent registered public accounting firm for Target and its subsidiaries for the fiscal year ending January 30, 2021. Ernst & Young LLP has been retained in that capacity since 1931. In the process of carrying out its duties and determining the registered public accounting firm’s independence, our Audit & Finance Committee:

●

Reviews all non-audit services and engagements provided by Ernst & Young LLP, specifically with regard to the impact on the firm’s independence,

●

Conducts an annual assessment of Ernst & Young LLP’s qualifications, service quality, sufficiency of resources, quality of communications, independence, working relationship with our management, objectivity, and professional skepticism,

●

Conducts regular private meetings separately with each of Ernst & Young LLP and our management,

●

Interviews and approves the selection of Ernst & Young LLP’s new lead engagement partner with each rotation, which occurs every five years,

●

At least annually obtains and reviews a report from Ernst & Young LLP describing all relationships between the independent auditor and Target, and

●

Periodically considers whether the independent registered public accounting firm should be rotated and the advisability and potential impact of selecting a different independent registered public accounting firm.

The members of the Audit & Finance Committee believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of our company and its shareholders.

As a good corporate governance practice, the Board is seeking shareholder ratification of the appointment even though ratification is not legally required. Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment by the Audit & Finance Committee of Ernst & Young LLP as the independent registered public accounting firm for Target and its subsidiaries for the fiscal year ending January 30, 2021.

A representative from Ernst & Young LLP will be at the Annual Meeting and will have the opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Annual Meeting.

Audit and non-audit fees

The following table presents fees for professional services performed by Ernst & Young LLP for the annual audit of our consolidated financial statements for fiscal 2019 and 2018, the review of our interim consolidated financial statements for each quarter in fiscal 2019 and 2018, and for audit-related, tax, and all other services performed in 2019 and 2018:

	Fiscal year-end
	February 1, 2020	February 2, 2019
Audit fees(1)	$5,377,000	$4,774,000
Audit-related fees(2)	590,000	375,000
Tax fees:
Compliance(3)	197,000	69,000
Planning & advice(4)	801,000	644,000
All other fees	--	--
Total	$6,965,000	$5,862,000
(1)

Includes annual integrated audit, statutory audits of certain foreign subsidiaries, consents for securities offerings and registration statements, accounting consultations, and other agreed-upon procedures.

(2)

Includes benefit plan audits, accounting consultations, and other attestation services.

(3)

Includes tax return preparation and other tax compliance services, including tax methods analysis and support.

(4)

Includes tax-planning advice and assistance with tax audits and appeals.

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The Audit & Finance Committee’s current practice requires pre-approval of all audit services and permissible non-audit services to be provided by the independent registered public accounting firm. The Audit & Finance Committee reviews each non-audit service to be provided and assesses the impact of the service on the firm’s independence. In addition, the Audit & Finance Committee has delegated authority to grant certain pre-approvals to the Audit & Finance Committee Chair. Pre-approvals granted by the Audit & Finance Committee Chair are reported to the full Audit & Finance Committee at its next regularly scheduled meeting.

The Audit & Finance Committee recommends that shareholders vote For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Report of the Audit & Finance Committee

The role of the Audit & Finance Committee is to assist the Board in fulfilling its responsibility to oversee Target’s financial reporting process. Management has primary responsibility for our consolidated financial statements and reporting process, including our systems of internal controls. Target’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of our consolidated financial statements with accounting principles generally accepted in the United States. In addition, the independent registered public accounting firm will express its opinion on the effectiveness of our internal control over financial reporting.

A copy of the Audit & Finance Committee Charter, which has been adopted by our Board and further describes the role of the Audit & Finance Committee in overseeing our financial reporting process, is available online at investors.target.com (hover over “investors,” then click on “corporate governance” in the “investors” column, then click on “More about Board Committees”). All members of the Audit & Finance Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC and have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules.

In performing its functions, the Audit & Finance Committee:

●

Met with Ernst & Young LLP, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, and their evaluations of Target’s internal controls,

●

Reviewed and discussed with management the audited financial statements included in our Annual Report,

●

Discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC, and

●

Received from Ernst & Young LLP the written disclosures and the representations required by PCAOB standards regarding Ernst & Young LLP’s independence, and discussed with them matters relating to their independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit & Finance Committee referred to above and in the Audit & Finance Committee Charter, the Audit & Finance Committee approved that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2020.

Audit & Finance Committee

Robert L. Edwards, Chair
Henrique De Castro
Monica C. Lozano
Mary E. Minnick
Dmitri L. Stockton

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Item three

Advisory approval of executive compensation (Say on Pay)

Consistent with the views expressed by shareholders at our 2017 annual meeting of shareholders, the Board has determined to seek an annual non-binding advisory vote from shareholders to approve the executive compensation as disclosed in the CD&A, tabular disclosures, and related narrative of this Proxy Statement.

Our compensation programs are structured to align the interests of our executive officers with the interests of our shareholders. They are designed to attract, retain, and motivate a premier management team to sustain our distinctive brand and its competitive advantage in the marketplace, and to provide a framework that encourages outstanding financial results and shareholder returns over the long term. Shareholders are urged to read the CD&A, which discusses in-depth how our executive compensation programs are aligned with our performance and the creation of shareholder value.

At our 2019 annual meeting of shareholders, 94.8% of shareholder votes were cast in support of our executive compensation program for our Say on Pay proposal.

The Board, upon recommendation of the Human Resources & Compensation Committee, recommends that shareholders vote For approval of the following non-binding resolution:

“Resolved, that the shareholders approve the compensation awarded to the named executive officers, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in this Proxy Statement.”

Effect of item

The Say on Pay resolution is non-binding. The approval or disapproval of this item by shareholders will not require the Board or the Human Resources & Compensation Committee to take any action regarding Target’s executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address shareholder disapproval remains with the Board and the Human Resources & Compensation Committee.

The Board believes that the Human Resources & Compensation Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Target and its shareholders.

The Board values the opinions of Target’s shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions.

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Item four

Approval of Target Corporation 2020 Long-Term Incentive Plan

Introduction

The Board considers stock-based incentive compensation an essential tool to attract and retain team members and to align the interests of our management and Board with the interests of our shareholders. Consistent with this view, in March 2020, the Board approved, subject to shareholder approval, the 2020 Long-Term Incentive Plan (referred to as the “2020 Plan” or the “Plan”) that allows us to grant different types of stock-based compensation awards and gives us flexibility to adapt awards to changes in corporate strategy and the market. The 2020 Plan will become effective on the date it is approved by our shareholders, and at that time we will cease making awards under our current plan, the Amended and Restated Target Corporation 2011 Long-Term Incentive Plan (referred to as the “Prior Plan”).

Authorized shares. The number of our shares that may be the subject of awards and issued under the 2020 Plan is 35,000,000, plus the shares subject to any awards outstanding under the Prior Plan as of the date the 2020 Plan becomes effective that subsequently expire, are forfeited or canceled, or are settled for cash. Awards under the Prior Plan will continue to be subject to the terms of the Prior Plan.

Awards outstanding and shares available for grant. The table below shows, as of April 7, 2020, the number of our shares reserved for outstanding awards under the Prior Plan and available for future grant under our 2020 Plan. The table also shows the number of shares that will be available for future grants under each equity compensation plan following approval of the 2020 Plan by our shareholders. We do not expect to grant a significant amount of equity awards under the Prior Plan between April 7, 2020 and the date of the Annual Meeting.

	As of April 7, 2020			After approval of 2020 Plan
	Shares reserved for issuance of outstanding awards(1)	Shares available for future awards		Shares reserved for issuance of outstanding awards	Shares available for future awards
Prior Plan(2)	20,190,078	13,586,457	(2)	20,190,078	0
2020 Plan	0	0		0	35,000,000	(3)
Total	20,190,078	13,586,457		20,190,078	35,000,000
(1)

Shares reserved for outstanding awards as of April 7, 2020 consist of the following, with the shares reserved for full value awards reported assuming maximum payouts and reserving two shares for each share subject to a full value award.

	Types of awards
	Options	Full value awards	Weighted average exercise price of options	Weighted average term to expiration
Prior Plan(2)	2,421,020	17,769,058	$55.73	3.36 years
(2)

Following shareholder approval of the 2020 Plan, no further equity awards may be granted under the Prior Plan, except any shares that would return to the Prior Plan as a result of an award expiring or being forfeited, cancelled, or settled for cash will become available under the 2020 Plan.

(3)

The 2020 Plan authorizes 35,000,000 shares for awards.

Any shares remaining available for future awards under the Prior Plan as of the effective date of the 2020 Plan will not be carried over into the 2020 Plan.

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Comparing the 2020 Plan to the Prior Plan. We believe the features of the 2020 Plan are consistent with the interests of our shareholders and sound corporate governance practices. The 2020 Plan includes many of the same features of the Prior Plan. Some of these key features as well as certain changes implemented by the 2020 Plan are as follows:

●

Provides that any dividends or dividend equivalents payable with respect to shares or share equivalents subject to the unvested portion of any full value award will be subject to the same restrictions and risk of forfeiture as the underlying shares or share equivalents. This provision applied only to performance-based awards in the Prior Plan. The 2020 Plan expands the application of this provision to cover grants of restricted stock, time-based restricted stock units, and other stock-based awards.

●

Permits all categories of awards to be granted subject to performance-based vesting conditions.

●

Adds additional categories of permitted awards that are not classified as stock options, SARs, restricted stock, or stock units and consist of awards of our common stock or that are valued in whole or in part by reference to, or are otherwise based upon or settled in, our common stock.

●

Preserves a minimum performance period of one year for performance-based awards but shortens the minimum vesting period for time-based awards from three years to one year in order to increase flexibility with respect to award design while maintaining compliance with governance principles.

●

Changes the default for acceleration of restricted stock, stock units, and other stock-based awards (collectively referred to as “full value awards”) upon a change-in-control to double-trigger full acceleration, rather than double-trigger pro-rata acceleration, consistent with the provisions of award agreements granted in recent years.

Plan corporate governance features and practices

The 2020 Plan and our equity grant practices follow many leading corporate governance practices:

Feature	Description
Plan provisions and our practices
Independent administration	Administered by our independent Human Resources & Compensation Committee.
Fungible share pool	Uses a fungible share pool model in which full value awards count as two shares against the Plan reserve.
Individual limits for performance-based awards

Contains limits on all types of equity awards granted to a participant over any consecutive 36-month period:

●

4,000,000 share limit for options and/or stock appreciation rights,

●

2,000,000 share limit for full value awards, and

●

$15,000,000 limit for cash-settled full value awards.

Fixed 10-year term	Has a fixed 10-year term ending on June 10, 2030.
Minimum exercise price	Requires that stock options and stock appreciation rights must have an exercise price of no less than fair market value.
Minimum vesting requirements	Generally requires a minimum vesting period of one year for time-based awards and a minimum performance period of one year for performance-based awards.
Dividends and dividend equivalents

Requires that any dividend or dividend equivalents payable on full value awards be subject to the same restrictions as the underlying shares or share equivalents, and prohibits dividend equivalents on stock options and stock appreciation rights.

Clawback policy	Contemplates that awards will be subject to any compensation recovery, or “clawback,” policy in effect at the time.
No repricing or buyouts	Option and stock appreciation right repricing and cash buyouts are prohibited without explicit shareholder approval.
No evergreen features	Does not contain any evergreen features which would automatically provide for an increase in the shares available for grant.
No liberal share recycling

Does not permit liberal share recycling of either full value awards or options or stock appreciation rights. In particular, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares we repurchase using option exercise proceeds, and any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise may not be used again for new grants.

No option reloading	We do not grant reload options.
Change-in-control
No liberal change-in-control definition	Our change-in-control definition does not permit acceleration of equity awards unless an actual change-in-control occurs and the terms of the equity awards provide for such acceleration.
Double-trigger vesting of equity awards	The Plan default is double-trigger full accelerated vesting of all full value, stock option and stock appreciation right awards if the awards are continued, assumed, or replaced.
No excise tax gross-ups	Excise tax gross-ups are not permitted on any equity award grants.

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Summary of the 2020 plan

The principal features of the 2020 Plan are summarized below. The summary is subject, in all respects, to the terms of the 2020 Plan, which is attached as Appendix A to this Proxy Statement.

Name of Plan; effective date. The Plan will be named the “Target Corporation 2020 Long-Term Incentive Plan.” The 2020 Plan will become effective June 10, 2020 upon receipt of shareholder approval at the Annual Meeting.

Purpose. The purpose of the Plan is to advance the performance and long-term growth of Target by offering long-term incentives to directors and team members of Target and our subsidiaries and to our advisors or consultants who the Human Resources & Compensation Committee determines will contribute to our growth and performance for the benefit of shareholders. The Plan is also intended to facilitate recruiting and retaining team members.

Plan administration. Our independent Human Resources & Compensation Committee or an authorized subcommittee (for purposes of this Item four, the “Committee”) will administer all aspects of the Plan. The Committee is composed of persons who are both non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and meet the director independence criteria established by the NYSE. The Committee has the authority to, among other things:

●

select participants to receive awards, determine the timing of awards, and determine the types of awards and number of shares covered by the awards,

●

establish the terms of awards, including the performance criteria and restrictions of the awards, and whether the awards are settled in cash or shares,

●

administer outstanding awards, including approval of any amendment to an award, and

●

establish rules interpreting the Plan.

The Committee also may delegate to our officers its authority to determine and administer awards to persons who are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934.

Eligibility. Any officer, team member, or director of Target or any of its subsidiaries and certain of our advisors or individual consultants are eligible for any type of award, except for incentive stock options which can only be granted to team members of Target or its subsidiaries. We currently have over 360,000 employees and 12 non-employee directors. The selection of participants and the nature and size of grants and awards are within the discretion of the Committee, subject to the terms of the Plan. Consequently, we cannot specifically identify those team members, directors, or other participants to whom awards may be granted under the Plan since no such determination has been made.

Types of awards; dividends and dividend equivalents. The Plan provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, stock units, and other stock awards. Any award may be a performance-based award. The Plan permits dividends on restricted stock, provided that any dividends, must be subject to the same restrictions as the underlying shares of restricted stock. The Plan also permits dividend equivalents on other full value awards if determined by the Committee, provided that any dividend equivalents on such full value awards must be subject to the same restrictions as the underlying awards. The Plan does not permit dividends or dividend equivalents on stock options or stock appreciation rights.

Authorized shares; individual limits. The 2020 Plan authorizes the issuance of 35,000,000 shares.

In determining the number of shares that remain available for grant, each stock option or stock appreciation right granted under the Plan will reduce the number of shares available for grant by one share for every one share granted, and except as provided below, each full value award will reduce the number of shares available for grant by two shares for every one share granted.

Any shares of common stock subject to an award under the 2020 Plan, or to an award under the Prior Plan that is outstanding on the date the 2020 Plan is originally adopted, that expires, is forfeited, or is settled or exchanged for cash or other property will, to the extent of such expiration, forfeiture, settlement, or exchange, automatically again become available for issuance under the 2020 Plan. Each share that again becomes available for issuance will be added back as (i) one share if the share was subject to an option or stock appreciation right granted under either the Plan or the Prior Plan, or (ii) as two shares if the share was subject to a full-value award under the Plan or the Prior Plan. However, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares we repurchase using option exercise proceeds, and any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise may not be used again for new grants.

Awards granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries will not reduce the number of shares of common stock authorized for issuance under the Plan. Additionally, if a company acquired by us or any of our subsidiaries has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the Plan and will not reduce the shares authorized for issuance under the Plan, but only if the shares are used for awards made to individuals who were not employed by or providing services to us or any of our subsidiaries immediately prior to such acquisition.

No participant may be granted awards under the 2020 Plan during any consecutive 36-month period that could result in the individual receiving, earning or acquiring:

●

Stock options and stock appreciation rights, in the aggregate, for more than 4,000,000 shares of common stock,

●

Full value awards (e.g., restricted stock, stock units, and other stock-based awards) in the aggregate, for more than 2,000,000 shares of common stock, and

●

Cash-settled full value awards with a value exceeding $15,000,000.

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Award terms

Stock options. The Committee may grant to participants options to purchase common stock that qualify as incentive stock options for purposes of Section 422 of the IRC (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”), or a combination of those types. The terms and conditions of stock option grants, including the number of shares, exercise price, vesting periods, and other conditions on exercise, will be determined by the Committee.

The per share exercise price for stock options will be determined by the Committee in its discretion, but may not be less than the fair market value of one share of our common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. On April 7, 2020, the fair market value of a share of common stock was $98.26 based on the closing sale price of our common stock on the NYSE on such date.

Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant.

At the Committee’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, in shares of our common stock held by the participant, by withholding a number of shares otherwise deliverable upon exercise of the option, or in any manner acceptable to the Committee (including one or more forms of broker-assisted “cashless” exercise).

Stock appreciation rights. The Committee may grant to a participant an award of stock appreciation rights, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the stock appreciation right exercise price, times (ii) the number of shares of common stock with respect to which the stock appreciation right is exercised. The payment to the participant upon exercise of a stock appreciation right may be in cash, shares of common stock, or any combination thereof, as approved by the Committee in its sole discretion.

The per share exercise price for a stock appreciation right will be determined by the Committee in its discretion, but may not be less than the fair market value of one share of our common stock on the date when the stock appreciation right is granted. Stock appreciation rights must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant.

Restricted stock and restricted stock units. The Committee may award to a participant shares of common stock subject to specified restrictions. Shares of restricted stock are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified vesting period, subject to limited exceptions for certain termination events, and/or the attainment of specified company performance objectives over a specified performance period.

The Committee also may award stock units to a participant, with each stock unit representing the right to receive in the future, in cash and/or shares of our common stock as determined by the Committee, the fair market value of a share of common stock subject to the achievement of one or more goals relating to the completion of a specified period of service by the participant and/or the achievement of specified performance or other objectives. The terms and conditions of restricted stock and stock unit awards are determined by the Committee.

Other stock-based awards. The Committee may award to a participant other awards of our common stock and other awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, our common stock. The terms and conditions of such other stock-based awards are determined by the Committee, consistent with the terms and purposes of the 2020 Plan.

Performance-based awards. The Committee may grant any of the foregoing types of awards subject to performance-based vesting conditions and other restrictions. For awards subject to performance-based vesting conditions, the Committee establishes the performance goals on or before the date of grant of the award and within a reasonable period of time after the beginning of the performance period. The Committee also establishes the performance period (not less than one year) and specifies the goal (or target) payout amount. The Committee may provide for variable payout amounts based on performance above or below the performance threshold corresponding to the goal payout amount and, in its discretion, adjust any amount otherwise determined by the application of the performance goals to be otherwise payable in connection with an award. At any time prior to payment, the Committee also can adjust awards for the effect of unforeseen events that have a substantial effect on the performance goals and would otherwise make application of the performance goals unfair. The performance goals are set at the sole discretion of the Committee and may be based upon criteria including one or more of the following:

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Performance measures
● Cash flow return on investment	● Operating cash flow
● Comparable store sales	● Operating income
● Debt leverage	● Return on assets
● Earnings before interest and taxes	● Return on equity
● Earnings before interest, taxes, depreciation, and amortization	● Return on invested capital
● Earnings before taxes	● Return on sales
● Earnings per share	● Sales
● Economic value added	● Selling, general, and administrative expense rate
● Free cash flow	● Target Corporation share price
● Gross margin rate	● Total net debt
● Interest coverage	● Total revenue
● Net debt to earnings before interest, taxes, depreciation, amortization, and rent expense ratio	● Total shareholder return
● Net earnings	● Working capital

The Committee may also specify any other financial, operational, or strategic measure approved by the Committee as a performance measure. Any performance goal based on one or more financial performance measures may be expressed in absolute amounts, on a per share basis, relative to one or more of the other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies, indices or other external measures, and may relate to one or any combination of corporate, group, unit, division, subsidiary, or individual performance. In specifying the performance goals applicable to any performance period, the Committee may provide that one or more adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the SEC.

Changes in capitalization and fundamental changes; change-in-control. In the event of a change in our capitalization that constitutes an equity restructuring, such as a stock split, the Committee will make adjustments to the number of authorized shares and the individual limitations set forth above, and the Committee may, but need not, make adjustments in the case of other changes in capitalization. In the event of certain fundamental changes, such as a merger or sale of all or substantially all of our assets, the Committee may provide for assumption of outstanding awards by the successor entity or cash-out stock options and stock appreciation rights based on the consideration to be received by shareholders in the fundamental change transaction.

Under the 2020 Plan, in general Target will experience a “change-in-control” whenever any of the following events occur:

●

Our continuing directors cease to constitute a majority of our Board (any director who assumes office as a result of an actual or threatened contested election will not be considered to be a continuing director),

●

Any person or group acquires 30% or more of our common stock,

●

We merge with or into another company and our shareholders own less than 60% of the combined company, or

●

Our shareholders approve an agreement or plan to liquidate or dissolve our company.

Unless otherwise provided in an award agreement, the 2020 Plan provides for double-trigger accelerated vesting in full at the time of the change-in-control of any equity awards that are continued, assumed, or replaced and single-trigger accelerated vesting in full of any equity awards that are not continued, assumed, or replaced (with options and SARs remaining exercisable for one year thereafter). For these purposes, a performance-based equity award will be deemed to have achieved the applicable performance goals at the goal level (100%) payout amount upon the change-in-control. Double-trigger acceleration requires both a change-in-control and the participant’s employment terminating within two years of the change-in-control without “cause” or for “good reason”. For this purpose, “cause” is as defined in any agreement with the participant or otherwise means the participant’s uncured failure to substantially perform his or her duties for Target or our subsidiaries or deliberate and serious disloyal or dishonest conduct in the course of employment that justifies and results in prompt discharge under our policies and practices. A termination is for “good reason” if the participant’s position, authority, duties, or responsibilities are significantly diminished, the participant’s compensation, incentive opportunities, or aggregate employee benefits are reduced, or if the participant is required to work at a place that is more than 40 miles from the participant’s principal work site prior to the change-in-control.

If the equity awards are continued, assumed, or replaced and a termination without cause or resignation for good reason occurs within two years of the change-in-control, all unvested options and stock appreciation rights become immediately vested and exercisable for a period of one year thereafter and all full value awards (including performance-based full value awards that have been deemed to have achieved performance goals at goal payout level of 100%) will immediately vest in full.

Term. The Plan has a 10-year term that will expire on June 10, 2030 or any earlier termination of the Plan by the Board or the distribution of all shares under the Plan.

Amendment or termination. The Board may terminate or amend the Plan at any time, except that shareholder approval is required for any amendment that requires shareholder approval under the rules of the NYSE. Except as required by law, termination or amendment of the Plan may not materially impair the rights of any participant without his or her consent. The Committee may unilaterally amend the terms of any outstanding award agreement, except that no such amendment may materially impair the right of the participant under the applicable agreement without the participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules. In addition, no “underwater” option or stock appreciation right may be repriced in any manner (except for anti-dilution adjustments) without shareholder approval.

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Withholding. Distributions under the Plan are subject to any required withholding taxes and other withholdings. The Plan provides that we may require a participant to pay cash to cover required withholdings, or pay part or all of the withholdings by having shares of common stock withheld, or by tendering already owned shares of common stock having a market value equal to the required withholding.

Federal income tax consequences

The following summary constitutes a brief overview of the principal U.S. Federal income tax consequences relating to awards that may be granted under the Plan based upon current tax laws. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences.

Non-qualified stock options. A participant will realize no taxable income at the time a non-qualified option is granted under the Plan, but generally at the time such non-qualified option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. Upon a disposition of those shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of a non-qualified option.

Incentive stock options. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with that exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition”, see below), the excess of the fair market value of the shares over the option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the option price and the fair market value of such shares on the date of exercise of such option. Generally any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition,” we will be allowed a deduction for Federal income tax purposes in an amount equal to the compensation realized by such participant.

If the participant pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the optionee will be treated for tax purposes as having made a “disqualifying disposition” of such shares.

Exercise with shares. An optionee who pays the purchase price upon exercise of an option, in whole or in part, by delivering already owned shares of our common stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances relating to incentive stock options. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

SARs. A grant of SARs has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value of the shares and cash received is generally taxable to the grantee as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted stock. A participant receiving restricted stock under the Plan may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse, or (ii) makes a special election to pay tax in the year the grant is made. At either time, the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until disposition of the stock.

Stock units. In general, no taxable income is realized by a participant in the Plan upon the grant of a stock unit award. Such participant generally would include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Awards other than options, SARs, restricted stock, and stock units. As to other awards granted under the Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (i) the amount of cash received or, as applicable, (ii) the excess of (A) the fair market value of the shares received (determined as of the date of receipt) over (B) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Section 162(m) limit. Section 162(m) of the IRC prevents us from taking a federal income tax deduction for compensation paid in excess of $1 million to our “covered employees” which includes the CEO, CFO and the three other most highly compensated executive officers of the Company as of the end of the applicable calendar year, and any other person who was considered a covered employee in a previous taxable year (but not earlier than 2017). Any awards we grant pursuant to the 2020 Plan to covered employees, whether performance-based or otherwise, will be subject to the $1 million annual deduction limitation.

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Parachute payment limitations. The 2020 Plan also provides that if any payments or benefits provided to a participant under the 2020 Plan or any other of our compensation programs or arrangements in connection with a change-in-control would constitute “parachute payments” within the meaning of Section 280G of the IRC, and would otherwise result in the imposition of an excise tax under Section 4999 of the IRC, then the amount of such payments and benefits will either (i) be reduced to the extent necessary to avoid characterization as parachute payments and the imposition of the excise tax, or (ii) be paid in full and remain subject to the imposition of the excise tax, whichever results in the participant’s receipt on an after-tax basis of the greatest amount of payments and benefits.

New plan benefits

As described above, the Committee, in its discretion, will select the participants who receive awards and the size and types of those awards, if the 2020 Plan is approved by shareholders. It is, therefore, not possible to predict the awards that will be made to particular individuals or groups under the 2020 Plan at this time.

Information regarding awards made under the Prior Plan during fiscal 2019 to our directors and named executive officers is provided elsewhere in this Proxy Statement. Please see the “Director compensation table” section of this Proxy Statement for additional information regarding grants of restricted stock units under the Prior Plan to non-employee directors during the fiscal 2019. In addition, please refer to the “Grants of plan-based awards in fiscal 2019” table for a listing of awards granted to our named executive officers during fiscal 2019 under the Prior Plan.

The Board recommends that shareholders vote For approval of the Target Corporation 2020 Long-Term Incentive Plan

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Questions and answers about
our Annual Meeting and voting

1.

What is the purpose of our Annual Meeting?

Our Annual Meeting provides shareholders with the opportunity to act upon the items of business described in the accompanying Notice of 2020 Annual Meeting of Shareholders. In addition, the Annual Meeting serves as a forum where our management reports on Target’s performance and governance during fiscal 2019 and responds to questions from shareholders.

2.

What is included in the proxy materials?

The proxy materials for our Annual Meeting include the accompanying Notice of 2020 Annual Meeting of Shareholders, this Proxy Statement, and our 2019 Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

3.

What is a proxy and what is a proxy statement?

A proxy is your legal designation of another person to vote the shares you own. The person you designate is called a proxy or proxy holder. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Any proxy may be revoked at any time prior to completion of voting at the Annual Meeting by delivering either a proper written notice of revocation of your proxy or a later-dated proxy to our Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403. We have designated three of our officers as proxies for the Annual Meeting—Brian C. Cornell, Michael J. Fiddelke, and Don H. Liu. A proxy statement is the document that contains the information the SEC rules require us to provide when we ask you to sign a proxy designating individuals to vote on your behalf.

4.

What is the difference between holding shares as a registered shareholder and as a beneficial owner?

If your shares are registered directly in your name with Target’s transfer agent, EQ Shareowner Services, you are considered a registered shareholder with respect to those shares. If your shares are held through a broker, trustee, bank, or other nominee, you are considered the “beneficial owner” of those shares.

5.

Who may vote and what constitutes a quorum for the Annual Meeting?

Only registered shareholders or beneficial owners holding our outstanding shares at the close of business on the record date (April 13, 2020) are entitled to receive notice of the Annual Meeting and to vote. Target common stock is the only class of voting shares we have outstanding. Each share of common stock will have one vote for each director nominee and one vote on each item of business to be voted on. As of the record date, 499,828,552 shares of our common stock were outstanding.

We need a quorum to be able to hold the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether there is a quorum.

6.

How do I vote?

Depending on how you hold your shares, you have up to three options for voting in advance:

●

Internet. If you are a registered shareholder or a beneficial owner holding shares through the Target 401(k) Plan, you may vote through the Internet by going to the website identified on your proxy card or Notice of Internet Availability of Proxy Materials (Notice), entering the control number found on your proxy card or Notice, and following the instructions on the website. If you are a beneficial owner holding shares outside of the Target 401(k) Plan you may vote through the Internet if your broker, trustee, bank, or nominee makes that method available by going to the website identified on your voter instruction form or Notice, entering the control number found on the voter instruction form or Notice, and following the instructions on that website. Internet voting is available 24 hours a day, seven days a week up to the deadline. The Internet voting deadline for shares held by a beneficial owner through the Target 401(k) Plan is 6:00 a.m. Eastern Daylight Time on June 8, 2020. For all registered shareholders or other beneficial owners, the deadline is 11:59 p.m. Eastern Daylight Time on June 9, 2020.

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●

Telephone. If you are a registered shareholder or a beneficial owner holding shares through the Target 401(k) Plan, you may vote by touch-tone telephone by either calling the toll-free number identified on your proxy card or, after viewing the proxy materials on the website provided in your Notice, calling the toll-free number for telephone voting identified on the website, and following the recorded instructions during the call. If you are a beneficial owner holding shares outside of the Target 401(k) Plan you may vote by touch-tone telephone if your broker, trustee, bank, or nominee makes that method available by either calling the toll-free number identified on your voter instruction form or, after viewing the proxy materials on the website provided in your Notice, calling the toll-free number for telephone voting identified on that website, and following the recorded instructions during the call. Telephone voting is available 24 hours a day, seven days a week up to the deadline. The telephone voting deadline for shares held by a beneficial owner through the Target 401(k) Plan is 6:00 a.m. Eastern Daylight Time on June 8, 2020. For all registered shareholders or other beneficial owners, the deadline is 11:59 p.m. Eastern Daylight Time on June 9, 2020.

●

Mail. If you are a registered shareholder or a beneficial owner holding shares through the Target 401(k) Plan, you may vote by completing, properly signing, and mailing a written proxy card. If you are a beneficial owner holding shares outside of the Target 401(k) Plan you may vote by completing, properly signing, and mailing a written voter instruction form. If you did not receive a proxy card or voter instruction form by mail, you must request a written copy of the proxy materials, which will include a proxy card or voter instruction form, by visiting www.proxyvote.com, dialing 1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a written copy of the proxy materials, please be prepared to provide your control number, which can be found in your Notice. Those shareholders voting by mail should return their proxy card or voter instruction form promptly to ensure it is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 8, 2020.

In addition, you may vote at the Annual Meeting if you follow these procedures:

●

At the Annual Meeting. You must enter the 16-digit control number found on your proxy card, voter instruction form, or Notice, as applicable, at the time you log into the meeting at virtualshareholdermeeting.com/TGT2020. For information about attending the Annual Meeting, please see Question 12 “How can I attend the Annual Meeting?” on page 72.

7.

What happens if I do not provide instructions on how to vote or if other matters are presented for determination at the Annual Meeting?

If you are a registered shareholder and return your proxy card without instructions, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

If you are a beneficial owner and do not vote your shares at the Annual Meeting, you must instead instruct your broker, trustee, bank, or nominee how to vote your shares using the voting instruction form provided by that intermediary. If you do not vote your shares at the Annual Meeting and do not provide voting instructions, whether your shares can be voted by your broker, bank, or nominee depends on the type of item being considered.

●

Non-Discretionary Items. If you do not provide voting instructions for any of the non-discretionary items at the Annual Meeting, your broker, bank, or nominee cannot vote your shares, resulting in a “broker non-vote.” All items of business other than Item 2 (Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm) are non-discretionary items. Shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the Annual Meeting, but generally are not counted or deemed to be present in person or by proxy for the purpose of voting on any of the non-discretionary items.

●

Discretionary Items. Even if you do not provide voting instructions, your broker, bank, or nominee may vote in its discretion on Item 2 (Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm) because it is a discretionary item.

If you hold shares through a trust, whether your trustee can vote your shares if you do not provide voting instructions depends on the agreement governing the trust holding your shares. Voting for shares held in the Target 401(k) Plan is detailed in the following Question 8 “How will shares in the Target 401(k) Plan be voted?”.

As of the date of this Proxy Statement, we know of no matters that will be presented for determination at the Annual Meeting other than those referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

8.

How will shares in the Target 401(k) Plan be voted?

This Proxy Statement is being used to solicit voting instructions from participants in the Target 401(k) Plan with respect to shares of our common stock that are held by the trustee of the plan for the benefit of plan participants. If you are a plan participant and also own other shares as a registered shareholder or beneficial owner, you will separately receive proxy materials to vote those other shares you hold outside of the Target 401(k) Plan. If you are a plan participant, you must instruct the plan trustee to vote your shares in advance of the Annual Meeting by utilizing one of the methods described on the voting instruction form that you receive in connection with your shares held in the Target 401(k) Plan. If you do not give voting instructions, the trustee generally will vote the shares allocated to your Target 401(k) Plan account in proportion to the instructions actually received by the trustee from participants who give voting instructions. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the Annual Meeting, and may not be voted by a participant at the Annual Meeting.

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9.

What items are being voted upon, how does the board recommend that I vote, and what are the standards for determining whether any item has been approved?

Item of business	Board recommendation	Voting approval standard	Effect of abstention	Effect of broker non-vote
Item 1: Election of 11 directors	FOR each Director Nominee	More votes “FOR” than “AGAINST”	No effect	No effect
Item 2: Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm	FOR	Majority of shares present and entitled to vote(1)	Vote against	Not applicable
Item 3: Advisory approval of executive compensation	FOR	More votes “FOR” than “AGAINST”	No effect	No effect
Item 4: Approval of Target Corporation 2020 Long-Term Incentive Plan	FOR	Majority of shares present and entitled to vote(1)	Vote against	No effect(2)
(1)

This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the Annual Meeting.

(2)

If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

An item of business will not be considered to be approved unless it meets the applicable “Voting approval standard” listed above. However, we believe in being responsive to shareholder input, and will consider whether there is majority opposition to management proposals or majority support for shareholder proposals (whether binding or non-binding) using a simple majority of more votes “FOR” than “AGAINST” in determining the level of support for purposes of the Board’s response.

10.

May I vote confidentially?

Subject to the described exceptions, where the shareholder has requested confidentiality on the proxy card, our policy is to treat all proxies, ballots, and voting tabulations of a shareholder confidentially.

If you so request, your proxy will not be available for examination and your vote will not be disclosed prior to the tabulation of the final vote at the Annual Meeting, except: (a) to meet applicable legal requirements, (b) to allow the independent election inspectors to count and certify the results of the vote, or (c) if there is a proxy solicitation in opposition to the Board, based upon an opposition proxy statement filed with the SEC. The independent election inspectors may at any time inform us whether a shareholder has voted.

Voting instructions for shares held in the Target 401(k) Plan will be confidential as required by the terms of the Target 401(k) Plan administered by the trustee.

11.

May I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time by:

●

mailing a later-dated proxy card,

●

voting again via telephone or Internet before the applicable deadline, or

●

voting at the Annual Meeting by entering the 16-digit control number found on your proxy card, voter instruction form, or Notice, as applicable.

Please see the instructions under Question 6 “How do I vote?” on page 70.

12.

How can I attend the Annual Meeting?

Due to the public health concerns regarding the COVID-19 pandemic we are holding the Annual Meeting in a virtual-only meeting format to support the health and well-being of our team members and shareholders. You will not be able to attend the Annual Meeting at a physical location.

If you are a registered shareholder or beneficial owner of common stock holding shares at the close of business on the record date (April 13, 2020), you may attend the Annual Meeting by visiting virtualshareholdermeeting.com/TGT2020 and logging in by entering the 16-digit control number found on your proxy card, voter instruction form, or Notice, as applicable. If you lost your 16-digit control number or are not a shareholder, you will be able to attend the meeting by visiting virtualshareholdermeeting.com/TGT2020 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting. You may log into

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virtualshareholdermeeting.com/TGT2020 beginning at 8:45 a.m. Central Daylight Time on June 10, 2020. The Annual Meeting will begin promptly at 9:00 a.m. Central Daylight Time on June 10, 2020. If you experience any technical difficulties during the meeting, a toll free number will be available on our virtual shareholder meeting site for assistance.

If you have additional questions about the Annual Meeting, please contact Target’s Investor Relations Department by email at investorrelations@target.com or by telephone at (800) 775-3110.

13.

How will the Annual Meeting be conducted?

The Annual Meeting will be conducted in a virtual-only meeting format. An Annual Meeting program containing rules of conduct for the Annual Meeting, similar to that used for our regular in-person meetings, will be provided to attendees at virtualshareholdermeeting.com/TGT2020. Only shareholders who entered the Annual Meeting by entering the 16-digit control number found on their proxy cards, voter instruction forms, or Notices, as applicable, may vote and ask questions at the Annual Meeting. Questions by those shareholders may be submitted in real time during the Annual Meeting at virtualshareholdermeeting.com/TGT2020.

14.

How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?

You may access our Proxy Statement, 2019 Annual Report, SEC filings, key corporate governance documents, and other information in a number of different ways, free of charge:

Methods of access
	Website	Electronic delivery	Hard copy
Proxy Materials Proxy Statement 2019 Annual Report	investors.target.com Register to receive email alerts by entering your email address under “investor email alerts.”	Sign up at investors.target.com (hover over “investors,” then click on “shareholder services” in the “investors” column and click on “sign up for e-delivery”)

Contact Investor Relations
Email
investorrelations@target.com
Phone (800) 775-3110
Mail
Target Corporation
Attn: Investor Relations
1000 Nicollet Mall, TPN-0841
Minneapolis, Minnesota 55403
Online
investors.target.com
(hover over “investors,” then click on “shareholder services” in the “investors” column and click on “Request company materials”)

Other Information Other Periodic Reports: ● Forms 10-Q ● Forms 8-K	investors.target.com Register to receive email alerts by entering your email address under “investor email alerts.”	Contact Investor Relations Email investorrelations@target.com	Contact Investor Relations Email investorrelations@target.com Phone (800) 775-3110 Mail Target Corporation Attn: Investor Relations 1000 Nicollet Mall, TPN-0841 Minneapolis, Minnesota 55403
Corporate Governance Documents: ● Articles of Incorporation ● Bylaws ● Corporate Governance Guidelines (includes Director Code of Ethics) ● Board Committee Charters ● Code of Ethics	investors.target.com (hover over “investors,” then click on “corporate governance” in the “investors” column)
Corporate Responsibility Report	https://corporate.target.com/ corporate-responsibility/goals-reporting

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15.

What is householding?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to continue to receive individual copies. This will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you and other shareholders with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case, you would like to receive only a single copy of the annual report or proxy statement for your household, please contact our Investor Relations Department by email, phone or mail using the information in the “Hard Copy” column of Question 14.

If you participate in householding and would like to receive a separate copy of our 2019 Annual Report or this Proxy Statement, please contact us in the manner described in the immediately preceding paragraph. We will deliver the requested documents to you promptly upon receipt of your request.

16.

How are proxies being solicited and who pays the related expenses?

Proxies are being solicited principally by mail, by telephone, and through the Internet. In addition to sending you these materials, some of our directors and officers, as well as management employees, may contact you by telephone, mail, email, or in person. You may also be solicited by means of news releases issued by Target, postings on our website, www.target.com, and print advertisements. None of our officers or employees will receive any extra compensation for soliciting you. We have retained Morrow Sodali LLC to act as a proxy solicitor for a fee estimated to be $25,000, plus reimbursement of out-of-pocket expenses. We will pay the expenses in connection with our solicitation of proxies.

17.

How can I communicate with Target’s Board?

Shareholders and other interested parties seeking to communicate with any individual director or group of directors may send correspondence to Target Board of Directors, c/o Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403 or email BoardOfDirectors@target.com, which is managed by the Corporate Secretary. The Corporate Secretary, in turn, has been instructed by the Board to forward all communications, except those that are clearly unrelated to Board or shareholder matters, to the relevant Board members.

18.

How do I submit a proposal or nominate a director candidate for the 2021 annual meeting of shareholders?

Shareholder proposals

Proposals by shareholders that are submitted for inclusion in our proxy statement for our 2021 annual meeting of shareholders must follow the procedures provided in Rule 14a-8 under the Exchange Act. To be timely under Rule 14a-8, they must be received by our Corporate Secretary by December 28, 2020. The contact information for our Corporate Secretary is Target Corporation, 1000 Nicollet Mall, Mail Stop TPS-2670, Minneapolis, Minnesota 55403.

If a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at an annual meeting of shareholders (other than director nominations), that shareholder must give advance written notice of such proposal to our Corporate Secretary, which notice must be received at least 90 days prior to the anniversary of the most recent annual meeting of shareholders. For our 2021 annual meeting of shareholders, notice must be received by March 12, 2021, and must comply with all applicable statutes and regulations, as well as certain other provisions contained in our bylaws, which generally require the shareholder to provide a brief description of the proposed business, reasons for proposing the business, and certain information about the shareholder and the Target securities held by the shareholder.

Nomination of director candidates

Any shareholder who wishes the Governance Committee to consider a candidate for nomination should submit a written request and related information to our Corporate Secretary no later than December 31 of the calendar year preceding the next annual meeting of shareholders. Under our bylaws, if a shareholder plans to directly nominate a person as a director at an annual meeting of shareholders, the shareholder is required to place the proposed director’s name in nomination by written request received by our Corporate Secretary at least 90 days prior to the anniversary of the most recent annual meeting of shareholders. Shareholder-proposed nominations for our 2021 annual meeting of shareholders must be received by March 12, 2021, and must comply with all applicable statutes and regulations, as well as certain other provisions contained in our bylaws, which generally require the shareholder to provide certain information about the proposed director, the shareholder, and the Target securities held by the shareholder.

In addition, our bylaws provide that under certain circumstances, a shareholder or group of shareholders may include director candidates that they have nominated in our proxy statement for an annual meeting of shareholders. These proxy access provisions of our bylaws provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include their director candidates in our proxy statement must own 3% or more of Target’s outstanding common stock continuously for at least the previous three years. The number of shareholder-nominated candidates appearing in any proxy statement cannot exceed 20% of the number of directors then serving on the

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Board, but may be at least two directors. If 20% is not a whole number, the maximum number of shareholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size of 13 directors, the maximum number of proxy access candidates that we would be required to include in our proxy statement is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of shareholder nominated candidates exceeds 20%, each nominating shareholder or group of shareholders may select one nominee for inclusion in the proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of Target common stock held by each nominating shareholder or group of shareholders. Requests to include shareholder-nominated candidates in our proxy materials for next year’s annual meeting of shareholders must be received by our Corporate Secretary not less than 120 days and not more than 150 days prior to the anniversary of the date that Target distributed its proxy statement to shareholders for the preceding year’s annual meeting of shareholders. For our 2021 annual meeting, notice must be received by not earlier than November 28, 2020, and not later than December 28, 2020. The nominating shareholder or group of shareholders also must deliver the information required by our bylaws, and each nominee must meet the qualifications required by our bylaws.

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Appendix A

Target Corporation 2020 Long-Term Incentive Plan

1.

Purpose. The purpose of the Plan is to advance the performance and long-term growth of the Company by offering long-term incentives to directors and employees of the Company and its Subsidiaries and such other Participants who the Committee determines will contribute to such performance and growth inuring to the benefit of the shareholders of the Company. This Plan is also intended to facilitate recruiting and retaining personnel.

2.

Definitions. In this Plan, the following definitions will apply.

(a)

“Agreement” means the written or electronic agreement containing the terms and conditions applicable to each Award granted under the Plan. An Agreement is subject to the terms and conditions of the Plan.

(b)

“Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units or Other Stock-Based Awards.

(c)

“Board” means the Board of Directors of the Company.

(d)

“Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Subsidiary. In the absence of any such then-effective agreement or definition, “Cause” means, (i) failure to substantially perform a Participant’s duties for the Company or one of its Subsidiaries (other than failure resulting from incapacity due to physical or mental illness) after receipt of a written demand for such performance specifically identifying such failure and which affords the Participant a reasonable period of time (as determined by the Company or one of its Subsidiaries in its discretion under the circumstances) in which to cure such failure; or (ii) deliberate and serious disloyal or dishonest conduct that justifies and results in prompt discharge for specific cause under the established policies and practices of the Company or one of its Subsidiaries. Examples of such deliberate and serious disloyal or dishonest conduct would include material unlawful conduct, material and conscious falsification or unauthorized disclosure of important records or reports, embezzlement or unauthorized conversion of property, serious violation of conflict of interest, vendor relations policies, or the Company’s Code of Ethics (or any successor or replacement code of conduct for employees), or misuse or disclosure of significant trade secrets, or other information likely to be detrimental to the Company or its interests.

(e)

“Change in Control” means, unless otherwise provided in an Agreement, one of the following:

(1)

Individuals who are Continuing Directors cease for any reason to constitute 50% or more of the directors of the Company; or

(2)

30% or more of the outstanding voting power of the Voting Stock of the Company is acquired or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by any Person, other than an entity resulting from a Business Combination in which clauses (x) and (y) of Section 2(e)(3) apply; or

(3)

the consummation of a merger or consolidation of the Company with or into another entity, a statutory share exchange, a sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the Company’s assets, or a similar business combination (each, a “Business Combination”), in each case unless, immediately following such Business Combination, (x) all or substantially all of the beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) of the Company’s Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the voting power of the then outstanding shares of voting stock (or comparable voting equity interests) of the surviving or acquiring entity resulting from such Business Combination (including such beneficial ownership of an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), in substantially the same proportions (as compared to the other beneficial owners of the Company’s Voting Stock immediately prior to such Business Combination) as their beneficial ownership of the Company’s Voting Stock immediately prior to such Business Combination, and (y) no Person beneficially owns, directly or indirectly, 30% or more of the voting power of the outstanding voting stock (or comparable equity interests) of the surviving or acquiring entity (other than a direct or indirect parent entity of the surviving or acquiring entity, that, after giving effect to the Business Combination, beneficially owns, directly or indirectly, 100% of the outstanding voting stock (or comparable equity interests) of the surviving or acquiring entity); or

(4)

approval by the shareholders of a definitive agreement or plan to liquidate or dissolve the Company.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then, solely for purposes of applying such change in the time or form of payment provision, a Change in Control shall be deemed to have occurred upon an event described in this Section 2(e) only if the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(f)

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.

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(g)

“Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the New York Stock Exchange and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3.

(h)

“Company” means Target Corporation, a Minnesota corporation, or any successor thereto.

(i)

“Continuing Director” means an individual (A) who is, as of the effective date of the Plan, a director of the Company, or (B) who becomes a director of the Company after the effective date hereof and whose initial appointment, or nomination for election by the Company’s shareholders, was approved by at least a majority of the then Continuing Directors; provided, however, that any individual whose initial assumption of office occurs as a result of either an actual or threatened contested election by any Person (other than the Board of Directors) seeking the election of such nominee in which the number of nominees exceeds the number of directors to be elected shall not be a Continuing Director.

(j)

“Disability” means, unless provided otherwise in an Agreement, total and permanent disability.

(k)

“Employee” means an employee of the Company or a Subsidiary.

(l)

“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, and the regulations promulgated thereunder.

(m)

“Fair Market Value” of a Share:

(1)

Solely for purposes of determining the exercise price of an Option or Stock Appreciation Right, “Fair Market Value” of a Share on any date is the Volume Weighted Average Price for such Share as reported for such stock by Bloomberg L.P. on such date, or in the absence of such report the Volume Weighted Average Price for such stock as reported for such stock by the New York Stock Exchange on such date or, if no sale has been recorded by Bloomberg L.P. or the New York Stock Exchange on such date, then on the last preceding date on which any such sale shall have been made in the order of primacy indicated above; or

(2)

For all other purposes of the Plan except Section 11(c)(2), “Fair Market Value” of a Share shall be the amount determined by the Committee through a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(n)

“Full Value Award” means an Award other than an Option or Stock Appreciation Right.

(o)

“Fundamental Change” means a (i) consummation of a merger or consolidation of the Company with or into another entity, regardless of whether the Company is the surviving entity, (ii) the sale of all or substantially all of the assets of the Company, (iii) a statutory share exchange involving the capital stock of the Company, or (iv) a dissolution or liquidation of the Company.

(p)

“Goal Level” means, which respect to a performance-based Award, the satisfaction of the Award’s performance goal(s) based on the specified Performance Measures for the applicable performance period which would result in a payout of the Award at 100%.

(q)

“Good Reason” means, for purposes of Section 11(b), any material diminution of the Participant’s position, authority, duties or responsibilities (including the assignment of duties materially inconsistent with the Participant’s position or a material increase in the time Participant is required by the Company or its successor to travel), any reduction in salary or in the Participant’s aggregate bonus and incentive opportunities, any material reduction in the aggregate value of the Participant’s employee benefits (including retirement, welfare and fringe benefits), or relocation to a principal work site that is more than 40 miles from the Participant’s principal work site immediately prior to the Change in Control.

(r)

“Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(s)

“Non-Employee Director” means a member of the Board who is not an Employee.

(t)

“Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

(u)

“Other Stock-Based Award” means an Award described in Section 10 of this Plan.

(v)

“Participant” means a Service Provider to whom an Award is or has been made in accordance with the Plan.

(w)

“Performance Measures” means one or more of the following measures established by the Committee for any performance-based Award: cash flow return on investment; comparable store sales; debt leverage; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings before taxes; earnings per share; economic value added; free cash flow; gross margin rate; interest coverage; net debt to earnings before interest, taxes, depreciation, amortization, and rent expense ratio; net earnings; operating cash flow; operating income; return on assets; return on equity; return on invested capital; return on sales; sales; selling, general, and administrative expense rate; Target Corporation share price; total net debt; total revenue; total shareholder return; working capital; or any other financial, operational, or strategic measure approved by the Committee. Any performance goal based on one of the foregoing performance measures utilized may be expressed in absolute amounts, on a per share basis, relative to one or more of the other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies, indices or other external measures, and may relate to one or any combination of corporate, group, unit, division, Subsidiary, or individual performance. In specifying the performance goals applicable to any performance period, the Committee may provide that one or more adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission, such as excluding the impact of specified unusual or nonrecurring events such as acquisitions, divestitures, restructuring activities, asset write-downs, litigation judgments or settlements or changes in tax laws, or accounting principles.

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(x)

“Person” as used in Sections 2(f) and 2(j), means any individual, firm, corporation, or other entity and shall include any group comprised of any person and any other person with whom such person or any affiliate or associate (as defined in Rule 14a-1(a) of the Exchange Act) of such person has any agreement, arrangement, or understanding, directly or indirectly, for the purpose of acquiring, holding, voting, or disposing of any capital stock of the Company.

(y)

“Plan” means this 2020 Target Corporation Long-Term Incentive Plan, as amended and in effect from time to time.

(z)

“Prior Plan” means each of the 2011 Target Corporation Long-Term Incentive Plan (as amended and restated on September 1, 2017) (the “2011 Plan”), and the Target Corporation Long-Term Incentive Plan (as amended and restated on May 28, 2009), as may be amended from time to time.

(aa)

“Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions, and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(bb)

“Service” means the provision of services by a Participant to the Company or any Subsidiary in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of actively providing services or upon the entity for which the Service Provider provides services ceasing to be a Subsidiary. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence or (ii) transfers among the Company and any Subsidiaries in the same Service Provider capacity; however, a termination shall occur if the relationship the Participant had with the Company or a Subsidiary at the Grant Date terminates, even if the Participant continues in another relationship with the Company or a Subsidiary.

(cc)

“Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Subsidiary.

(dd)

“Share” means a share of Stock.

(ee)

“Stock” means the common stock, $0.0833 par value, of the Company.

(ff)

“Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(gg)

“Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, forfeiture conditions, and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(hh)

“Subsidiary” means any corporation or other entity (other than the Company) in an unbroken chain of corporations or entities beginning with the Company, in which each of the corporations or entities other than the last corporation or other entity in the unbroken chain owns stock or other voting securities possessing fifty percent or more of the total combined voting power in one of the other corporations or entities in such chain as determined at the point in time when reference is made to such “Subsidiary” in this Plan.

(ii)

“Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

(jj)

“Voting Stock” means all then-outstanding capital stock of the Company entitled to vote generally in the election of directors of the Company.

3.

Administration of the Plan.

(a)

Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b)

Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1)

determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2)

cancelling or suspending an Award or the exercisability of an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 14(d) and 14(e);

(3)

establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement made under the Plan, and making all other determinations necessary or desirable for the administration of the Plan; and

(4)

taking such actions as are described in Section 3(c) with respect to Awards to foreign Service Providers.

(c)

Awards to Foreign Service Providers. The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company or a Subsidiary to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. The Committee may also modify the terms and conditions of such an Award to comply with applicable foreign laws or listing requirements, subject to compliance with the other provisions of the Plan. In connection therewith, the Committee may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

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(d)

Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i) and (ii) of Section 2(g). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more executive officers of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(e)

Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

4.

Shares Available Under the Plan.

(a)

Maximum Shares Available. Subject to Section 4(b) and to adjustment as provided in Section 11(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 35,000,000. After the effective date of the Plan, no additional awards may be granted under the 2011 Plan. Shares issued under the Plan may come from authorized and unissued shares or treasury shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

(1)

Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against the share reserve as one Share for every one Share granted.

(2)

Shares that are subject to Full Value Awards shall be counted against the share reserve as two Shares for every one Share granted.

(3)

Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of Shares could be received.

(4)

Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any thirty-six month period.

(b)

Effect of Forfeitures and Other Actions. Any Shares subject to an Award, or to an award granted under a Prior Plan that is outstanding on the effective date of this Plan (a “Prior Plan Award”), that is forfeited or expires or is settled for cash shall, to the extent of such forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the total number of Shares available for grant under Section 4(a) shall be correspondingly increased as provided in Section 4(c) below. The following Shares shall not, however, again become available for Awards or increase the number of Shares available for grant under Section 4(a): (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an option issued under this Plan or a Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or a Prior Plan Award, (iii) Shares repurchased by the Company with proceeds received from the exercise of an option issued under this Plan or a Prior Plan, and (iv) Shares subject to a Stock Appreciation Right issued under this Plan or a Prior Plan that are not issued in connection with the stock settlement of that Stock Appreciation Right upon its exercise.

(c)

Counting Shares Again Available. Each Share that again becomes available for Awards as provided in Section 4(b) shall increase the total number of Shares available for grant under Section 4(a) by (i) one Share if such Share was subject to an Option or Stock Appreciation Right under the Plan or a stock option or stock appreciation right under a Prior Plan, and (ii) two Shares if such Share was subject to a Full Value Award under the Plan or an award other than a stock option or stock appreciation right under a Prior Plan.

(d)

Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(e)

No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.

(f)

Award Compensation Limit. The maximum number of Shares that may be the subject of any Full Value Awards that are to be settled in Shares and that are granted to any one Participant during any consecutive thirty-six month period shall not exceed 2,000,000 Shares (subject to adjustment as provided in Section 11(a)), and the maximum amount payable with respect to any Full Value Awards that are to be settled in cash and that are granted to any one Participant during any consecutive thirty-six month period shall not exceed $15,000,000. The aggregate number of Shares subject to Options and/or Stock Appreciation Rights granted during any thirty-six month period to any one Participant shall not exceed 4,000,000 Shares.

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5.

General Terms of Awards.

(a)

Award Agreement. Each Award shall be evidenced by an Agreement setting forth the number of Shares or Stock Units subject to the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award to a Participant may be made singly or in combination with any form of Award.

(b)

Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date, provided that an Agreement may provide that an Option or SAR may continue for up to one year following termination of Service due to death), and any applicable performance period. The Committee may provide in an Agreement for such vesting conditions as it may determine, subject to the following limitations:

(1)

A Full Value Award that vests as the result of the passage of time and continued Service by the Participant shall be subject to a vesting period of not less than one year from the applicable Grant Date (but permitting pro rata vesting over such vesting period); and

(2)

A Full Value Award whose vesting is subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year.

The minimum vesting periods specified in clauses (1) and (2) above will not, however, apply: (i) to Awards made in payment of or exchange for other earned compensation (including performance-based Awards); (ii) upon a Change in Control; (iii) to termination of Service due to death, Disability, or retirement; (iv) to a Substitute Award that does not reduce the vesting period of the award being replaced; (v) Awards made to Non-Employee Directors as part of their retainer; and (vi) Awards involving an aggregate number of Shares not in excess of 5% of the number of Shares available for Awards under Section 4(a).

(c)

Transferability. Except as provided in this Section 5(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged, or encumbered other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 5(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a qualified domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of Service of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

(d)

Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant’s death. Any such designation shall be on a written or electronic form approved by the Committee and shall be effective upon its receipt by the Company or an agent selected by the Company.

(e)

Termination of Service. Unless otherwise provided in an Agreement, and subject to Section 11 of this Plan, if a Participant’s Service terminates in accordance with Section 2(bb), the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or Stock Appreciation Right, as applicable):

(1)

Upon termination of Service for Cause, all unexercised Options and SARs and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2)

Upon termination of Service for any reason other than Cause, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

(3)

Upon termination of Service for any reason other than Cause, death, or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period of 90 days (210 days if Participant would be subject to the provisions of Rule 16b of the Exchange Act on the date of termination) after the date of such termination. However, if a Participant thereafter dies during such 90-day (or 210-day) period, the vested and exercisable portions of the Options and SARs may be exercised for a period of one year after the date of such termination, but in no event later than the stated expiration date of the Option or SAR.

(4)

Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period of one year after the date of such termination, which may, if so provided in an Agreement, extend beyond the stated expiration date of the Option or SAR.

(f)

Rights as Shareholder. No Participant shall have any rights as a shareholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

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(g)

Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more performance goals to be attained based on one or more Performance Measures, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee will select the applicable Performance Measure(s) and specify the performance goal(s) based on those Performance Measures for any performance period, specify in terms of a formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and determine the degree to which the vesting, exercisability, lapse of restrictions, and/or settlement in cash or Shares of such Award has been earned, including the degree to which applicable performance goals and other applicable terms and conditions have been satisfied. The Committee may, in its discretion and based on such considerations as it deems appropriate, adjust any amount otherwise determined by the application of the performance goals to be otherwise payable in connection with an Award. The Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance measures upon the occurrence of certain events, which may include a Change of Control, a Fundamental Change, a recapitalization, a change in applicable tax laws or the accounting practices of the Company, or the Participant’s death or Disability.

(h)

Dividends and Dividend Equivalents. No dividends, dividend equivalents, or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate. In its discretion, the Committee may provide in an Award Agreement for any Full Value Award that the Participant will be entitled to receive dividend equivalents on the Shares subject to the Award based on dividends actually declared on outstanding Shares, provided that any dividend equivalents on a Full Value Award that is subject to service-based or performance-based vesting conditions shall be subject to the same vesting conditions as, and any payment thereof shall occur to the same extent as, the Shares underlying such Full Value Award. The terms of any dividend equivalents will be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. The Committee may, in its discretion, provide in Award Agreements for restrictions on dividends and dividend equivalents in addition to those specified in this Section 5(h).

6.

Stock Option Awards.

(a)

Type and Exercise Price. The Agreement pursuant to which an Option is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards.

(b)

Payment of Exercise Price. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, which may include, to the extent permitted by the Committee, payment under a broker-assisted sale and remittance program acceptable to the Committee. The purchase price may be paid in cash in U.S. dollars or check denominated in U.S. dollars or in such other manner as the Committee may permit, which may include by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

(c)

Exercisability and Expiration. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. No Option shall be exercisable at any time after its scheduled expiration, which shall be set in a manner consistent with Section 5(b). When an Option is no longer exercisable, it shall be deemed to have terminated.

(d)

Incentive Stock Options.

(1)

An Option will constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Subsidiaries) does not exceed $100,000. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Qualified Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the maximum number of Shares that may be the subject of Awards and issued under the Plan as provided in the first sentence of Section 4(a).

(2)

No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option will expire no later than five years after its Grant Date.

(3)

For purposes of continued Service by a Participant who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(4)

If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Qualified Stock Option.

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(5)

The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option.

7.

Stock Appreciation Rights.

(a)

Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions determined by the Committee, and shall entitle the Award recipient to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified exercise price that shall not be less than the Fair Market Value of such Shares on the Grant Date of the Stock Appreciation Right, except in the case of Substitute Awards.

(b)

Exercise of SAR. Each Stock Appreciation Right may be exercisable in whole or in part at the times, on the terms, and in the manner provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its scheduled expiration, which shall be set in a manner consistent with Section 5(b). When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares, or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

8.

Restricted Stock Awards.

(a)

Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time (the “restriction period”) as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Subsidiary as a condition precedent to the grant of a Restricted Stock Award.

(b)

Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to transfer restrictions and accompanied by a similar legend. Upon the vesting of Shares of Restricted Stock and the corresponding lapse of the restrictions and forfeiture conditions, the corresponding transfer restrictions and restrictive legend will be removed from the book-entry evidencing such Shares or the certificate evidencing such Shares, and such certificate shall be delivered to the Participant. Such vested Shares may, however, remain subject to additional restrictions as provided in Section 16(c).

(c)

Rights of a Shareholder. Except as otherwise provided in this Plan, including Section 5(h), and the applicable Agreement, a Participant with a Restricted Stock Award shall have all the other rights of a shareholder, including the right to vote the Shares of Restricted Stock.

9.

Stock Unit Awards.

(a)

Vesting and Consideration. A Stock Unit Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such restriction period as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Subsidiary as a condition precedent to the settlement of a Stock Unit Award.

(b)

Payment of Award. Following the vesting of a Stock Unit Award, settlement of the Award, and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions), or a combination of cash and Shares as determined by the Committee. If the Stock Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions necessary to avoid adverse tax consequences specified in Code Section 409A.

10.

Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

11.

Changes in Capitalization; Change in Control; Fundamental Change; Reduction in Awards.

(a)

Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718 – Stock Compensation) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and Stock Appreciation Rights, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 11(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Code Section 422(b) or cause an Award to be subject to adverse tax consequences under Code Section 409A.

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(b)

Change in Control. Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control. Nothing in this Section 11(b) shall limit the provisions of Section 11(c).

(1)

Continuation, Assumption or Replacement. If the Company is the surviving entity and an outstanding Award is not adjusted as necessary to preserve the intrinsic value of the Award or if the Company’s successor does not irrevocably assume the Company’s obligations under this Plan or replace the outstanding Awards with Awards having substantially the same intrinsic value and having terms and conditions no less favorable to the Participant than those applicable to the Awards immediately prior to the Change in Control then, without any action by the Committee or the Board, each such outstanding Option, SAR or Full Value Award granted under the Plan shall become immediately fully vested (which in the case of a performance-based Award, shall be deemed to equal the amount that would be vested upon satisfaction of the Goal Level of performance under the Award) and, if applicable, exercisable, in full.

(2)

Options and Stock Appreciation Rights. In the event of a Change in Control in which the Participant’s outstanding Options and Stock Appreciation Rights granted under the Plan are continued, assumed, or replaced as provided in Section 11(b)(1) above, such Options and Stock Appreciation Rights shall become immediately exercisable in full (which in the case of a performance-based Award, shall be deemed to equal the amount that would be vested upon satisfaction of the Goal Level of performance under the Award) and shall remain exercisable for one year following the Participant’s termination of Service if, within two years after the Change in Control, the Participant’s Service:

(x)

is terminated by the Company or a Subsidiary without Cause;

(y)

is terminated by the Participant for Good Reason; or

(z)

terminates under circumstances that entitle the Participant to accelerated exercisability under any individual employment agreement between the Participant and the Company, a Subsidiary, or any successor thereof.

(3)

Service-Based Full Value Awards. In the event of a Change in Control in which the Participant’s outstanding service-based Restricted Stock, Stock Units, and Other Stock-Based Awards granted under the Plan are continued, assumed or replaced as provided in Section 11(b)(1) above, such outstanding Restricted Stock, Stock Units, and Other Stock-Based Awards will vest (and any restrictions on such Awards shall lapse) if, within two years after the Change in Control and during the vesting period of the Restricted Stock, Stock Units, and Other Stock-Based Awards, the Participant’s Service:

(x)

is terminated by the Company or a Subsidiary without Cause; or

(y)

is terminated by the Participant for Good Reason.

(4)

Performance-Based Full Value Awards. In the event of a Change in Control in which the Participant’s outstanding performance-based Full Value Awards granted under the Plan are continued, assumed, or replaced as provided in Section 11(b)(1) above, such outstanding performance-based Full Value Awards will be deemed to have satisfied any applicable performance-based vesting conditions at the Goal Level, but will continue to be subject to any continuing service-based vesting requirements of the Awards. However, such outstanding performance-based Full Value Awards granted under the Plan will vest (and any restrictions on such Awards shall lapse) if, within two years after the Change in Control and during the continuing service-based vesting period of the performance-based Full Value Awards, the Participant’s Service:

(x)

is terminated by the Company or any Subsidiary without Cause; or

(y)

terminated by the Participant for Good Reason.

(c)

Fundamental Change. In the case of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

(1)

with respect to a Fundamental Change that involves a merger, consolidation, or statutory share exchange, make appropriate provision for the protection of each outstanding Award granted thereunder by the substitution on an equitable basis of appropriate awards and voting stock of the surviving corporation or, if appropriate, the “parent corporation” (as defined in Code Section 424(e) or any successor provision) of such surviving corporation, in lieu of the Awards and Shares, subject to compliance with Treasury Regulation Section 1.409A-1(b)(5)(v)(D), to the extent applicable; or

(2)

with respect to any Fundamental Change, declare, prior to the occurrence of the Fundamental Change, and provide written notice to (x) the holders of all outstanding Options and Stock Appreciation Rights of the declaration, that the outstanding Options and Stock Appreciation Rights shall accelerate and become exercisable in full (which in the case of a performance-based Award, shall be deemed to equal the amount that would be vested and exercisable upon satisfaction of the Goal Level of performance under the Award) and that all such Options and Stock Appreciation Rights, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in such notice or they will terminate and (y) the holders of all outstanding Full Value Awards that such Full Value Awards shall fully vest (which in the case of a performance-based Full Value Award, shall be deemed to equal the amount that would be vested upon satisfaction of the Goal Level of performance under the Award) immediately prior to the effective time of the Fundamental Change. In lieu of any notice of acceleration pursuant to this Section 11(c)(2) and, with respect to Awards subject to Code Section 409A, only if and to the extent such cancellation and liquidation is permitted under Code Section 409A, the Committee may provide notice of the cancellation of any outstanding Award and shall provide for a cash payment (or, if the Committee so elects in lieu of solely cash, of such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that the Participant would have received as a result of the Fundamental Change if the holder of an Option or Stock Appreciation Right had

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exercised the Option or Stock Appreciation Right immediately prior to the Fundamental Change or if the holder of a Full Value Award had held the number of shares subject to the Full Value Award at the time of the Fundamental Change, for which purpose, the number of shares subject to a performance-based Full Value Award shall be deemed to be the number of shares or units that would vest upon satisfaction of the Goal Level of performance under the Award) to each holder of an Award that is terminated in an amount equal to: (i) for each Share covered by a canceled Option, the amount, if any, by which the Proceeds Per Share (as defined below) exceeds the exercise price per share covered by such Option, (ii) for each Stock Appreciation Right, the amount determined pursuant to Section 7(a), except that solely for purposes of this Section 11(c)(2)(ii), the Fair Market Value of a Share as of the date of exercise of the Stock Appreciation Right shall be deemed to be the Proceeds Per Share, or (iii) for each Share covered by a Full Value Award, the Proceeds Per Share. In the event of a declaration pursuant to this Section 11(c)(2), each Option and Stock Appreciation Right, to the extent that it has not been exercised prior to the Fundamental Change, shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, the holder of an Award shall not be entitled to the payment provided for in this Section 11(c)(2) if the Award shall have expired or been forfeited. For purposes of this Section 11(c)(2), the “Proceeds Per Share” shall mean the fair market value, as determined in good faith by the Committee, of the consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

(d)

Reduction in Awards.

(1)

When Applicable. Anything in this Plan to the contrary notwithstanding, the provisions of this Section 11(d) shall apply to a Participant if an independent auditor selected by the Committee (the “Auditor”) determines that each of (x) and (y) below are applicable.

(x)

Payments or distributions hereunder, determined without application of this Section 11(d), either alone or together with other payments in the nature of compensation to the Participant which are contingent on a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, or otherwise (but after any elimination or reduction of such payments under the terms of the Company’s Officer Income Continuation Plan, as amended), would result in any portion of the payments hereunder being subject to an excise tax on excess parachute payments imposed under Section 4999 of the Code.

(y)

The excise tax imposed on the Participant under Section 4999 of the Code on excess parachute payments, from whatever source, would result in a lesser net aggregate present value of payments and distributions to the Participant (after subtraction of the excise tax) than if payments and distributions to the Participant were reduced to the maximum amount that could be made without incurring the excise tax.

(2)

Reduced Amount. Under this Section 11(d) the payments and distributions under this Plan shall be reduced (but not below zero) so that the present value of such payments and distributions shall equal the Reduced Amount. The “Reduced Amount” (which may be zero) shall be an amount expressed in present value which maximizes the aggregate present value of payments and distributions under this Plan which can be made without causing any such payment to be subject to the excise tax under Section 4999 of the Code. The determinations and reductions under this Section 11(d)(2) shall be made after eliminations or reductions, if any, have been made under the Company’s Officer Income Continuation Plan, as amended.

(3)

Procedure. If the Auditor determines that this Section 11(d) is applicable to a Participant, it shall so advise the Committee in writing. The Committee shall then promptly give the Participant notice to that effect together with a copy of the detailed calculation supporting such determination which shall include a statement of the Reduced Amount. Such notice shall also include a description of which and how much of the Awards shall be eliminated or reduced (as long as their aggregate present value equals the Reduced Amount). For purposes of this Section 11(d), Awards shall be reduced in the following order: (1) Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, as determined under applicable IRS guidance; (2) pro rata among Awards that constitute deferred compensation subject to Code Section 409A; and (3) if a further reduction is necessary to reach the Reduced Amount, among the Awards that are not subject to Code Section 409A. Present value shall be determined in accordance with Code Section 280G. All the foregoing determinations made by the Auditor under this Section 11(d) shall be made as promptly as practicable after it is determined that excess parachute payments (as defined in Section 280G of the Code) will be made to the Participant if an elimination or reduction is not made. As promptly as practicable, the Company shall provide to or for the benefit of the Participant such amounts and shares as are then due to the Participant under this Plan and shall promptly provide to or for the benefit of the Participant in the future such amounts and shares as become due to the Participant under this Plan.

(4)

Corrections. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Auditor hereunder, it is possible that payments or distributions under this Plan will have been made which should not have been made (“Overpayment”) or that additional payments or distributions which will have not been made could have been made (“Underpayment”), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Auditor, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditor believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan

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to the Participant which the Participant shall repay together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant if and to the extent such payment would not reduce the amount which is subject to the excise tax under Section 4999 of the Code. In the event that the Auditor, based upon controlling precedent, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid to or for the benefit of the Participant together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

(5)

Non-Cash Benefits. In making its determination under this Section 11(d), the value of any non-cash benefit shall be determined by the Auditor in accordance with the principles of Section 280G(d)(3) of the Code.

(6)

Determinations Binding. All determinations made by the Auditor under this Section 11(d) shall be binding upon the Company, the Committee, and the Participant.

12.

Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Subsidiary (as applicable), nor shall it interfere with or limit in any way any right of the Company or any Subsidiary (as applicable) to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities, or title provided in compliance with applicable local laws and permitted under the terms of Participant’s employment contract (if any).

13.

Tax Withholding. The Company or any Subsidiary, as applicable, shall have the right to (i) withhold from any cash payment made under the Plan or any other compensation or payments owed to a Participant an amount sufficient to cover any required withholding taxes (including income taxes, social insurance contributions, payments on account, or any other taxes or charges owed by Participant) related to the grant, vesting, exercise, or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes (as described above) before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings (up to the maximum individual statutory tax rates in the applicable jurisdictions) through a reduction in the number of Shares delivered or a delivery or tender to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

14.

Effective Date, Duration, Amendment and Termination of the Plan.

(a)

Effective Date. The Plan shall become effective on the date it is approved by the requisite vote of the Company’s shareholders. No Awards shall be made under the Plan prior to its effective date. If the Company’s shareholders fail to approve the Plan by June 30, 2021, the Plan will be of no further force or effect.

(b)

Duration of the Plan. The Plan shall remain in effect until all Shares subject to it shall be distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 14(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date may be exercised, vested, or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise.

(c)

Amendment and Termination of the Plan. The Board may at any time terminate, suspend, or amend the Plan. The Company shall submit any amendment of the Plan to its shareholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d)

Amendment of Awards. Subject to Section 14(e), the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules.

(e)

No Option or SAR Repricing. Except as provided in Section 11(a), no Option or Stock Appreciation Right granted under the Plan may be amended to decrease the exercise price thereof, be cancelled in exchange for the grant of any new Option or Stock Appreciation Right with a lower exercise price or any new Full Value Award, be repurchased by the Company or any Subsidiary, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a “repricing” of such Option or Stock Appreciation Right (including a cash buyout or voluntary surrender/subsequent regrant of an underwater Option or Stock Appreciation Right), unless such action is first approved by the Company’s shareholders.

15.

Substitute Awards. The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, corporate reorganization or liquidation to which the Company or a Subsidiary is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

16.

Other Provisions.

(a)

Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Subsidiaries, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Subsidiaries, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

TARGET CORPORATION	2020 Proxy Statement	A-10

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(b)

Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(d) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c)

Compliance with Applicable Legal Requirements. No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state, federal and foreign securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. No such restriction shall affect the termination date of an Award, which shall be suspended until such restriction is removed. During any period in which the offering and issuance of Shares under the Plan are not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any book-entry or stock certificate evidencing Shares issued under the Plan that are subject to such securities law restrictions shall be accompanied by or bear an appropriate restrictive legend.

(d)

Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e)

Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

(f)

Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g)

Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1)

If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2)

If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

(3)

Any cancellation or termination of an Award and its liquidation, including under Section 11(c)(2), may only be made if and only to the extent and at the time permitted under Code Section 409A.

(h)

Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it to Participants who are subject to Section 16 of the Exchange Act shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 16(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(i)

Compensation Recoupment Policy. Awards may be made subject to any compensation recoupment policy adopted by the Board or the Committee at any time prior to or after the effective date of the Plan, and as such policy may be amended from time to time after its adoption. The compensation recoupment policy shall be applied to any Award that constitutes the deferral of compensation subject to Code Section 409A in a manner that complies with the requirements of Code Section 409A.

TARGET CORPORATION	2020 Proxy Statement	A-11

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1000 Nicollet Mall
Minneapolis, MN 55403
612.304.6073
Target.com

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*** Exercise Your *Right* to Vote ***

TARGET CORPORATION

TARGET

TARGET CORPORATION
1000 NICOLLET MALL
TPN-0841
MINNEAPOLIS, MN 55403

D13229-P35565

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 13, 2020
Date: June 10, 2020 **Time:** 9:00 AM CDT
Location: Online at *virtualshareholdermeeting.com/TGT2020*

Target will be hosting the meeting exclusively via the Internet this year. You may attend the meeting by visiting *virtualshareholdermeeting.com/TGT2020*. Be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *virtualshareholdermeeting.com/TGT2020.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card with a toll-free number for voting.

D13230-P35565

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Voting Items

The Board of Directors recommends you vote "FOR" the nominees listed in Item 1 and "FOR" Items 2, 3, and 4.

1. Election of Directors

   Nominees:

   1a. Douglas M. Baker, Jr.

   1b. George S. Barrett

   1c. Brian C. Cornell

   1d. Calvin Darden

   1e. Robert L. Edwards

   1f. Melanie L. Healey

   1g. Donald R. Knauss

   1h. Monica C. Lozano

   1i. Mary E. Minnick

   1j. Kenneth L. Salazar

   1k. Dmitri L. Stockton

3. Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay).

4. Company proposal to approve the Target Corporation 2020 Long-Term Incentive Plan.

D13231-P35565

NOTE: At their discretion, the proxies are authorized to vote on any other business properly brought before the meeting, including adjournment of the meeting and any other matters incident to the conduct of the meeting.

The proxy, when properly executed and returned to Target, will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1 and "FOR" the proposals set forth in Items 2, 3, and 4.

If you are a participant whose shares are held in the Target Corporation 401(k) Plan (the Plan), please note the following:

- **Your vote will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974.**
- **Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target. If you return your proxy, but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees listed in Item 1 and "FOR" the proposals set forth in Items 2, 3, and 4.**
- **If you do not provide voting instructions by 6:00 a.m. Eastern Daylight Time on June 8, 2020, the Trustee will vote your shares held in the Plan in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Participants whose shares are held in the Plan may not vote during the meeting.**

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TARGET

TARGET CORPORATION
1000 NICOLLET MALL
TPN-0841
MINNEAPOLIS, MN 55403

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access **www.proxyvote.com** and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **virtualshareholdermeeting.com/TGT2020**

Target will be hosting the meeting exclusively via the Internet this year. You may attend and vote at the meeting by visiting **virtualshareholdermeeting.com/TGT2020**. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your card.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Target Corporation in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D13223-P35565 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TARGET CORPORATION

The Board of Directors recommends you vote "FOR" the nominees listed in Item 1 and "FOR" Items 2, 3, and 4.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Douglas M. Baker, Jr.	☐	☐	☐
1b. George S. Barrett	☐	☐	☐
1c. Brian C. Cornell	☐	☐	☐
1d. Calvin Darden	☐	☐	☐
1e. Robert L. Edwards	☐	☐	☐
1f. Melanie L. Healey	☐	☐	☐
1g. Donald R. Knauss	☐	☐	☐
1h. Monica C. Lozano	☐	☐	☐
1i. Mary E. Minnick	☐	☐	☐
1j. Kenneth L. Salazar	☐	☐	☐
1k. Dmitri L. Stockton	☐	☐	☐

	For	**Against**	**Abstain**
2. Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.	☐	☐	☐
3. Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay).	☐	☐	☐
4. Company proposal to approve the Target Corporation 2020 Long-Term Incentive Plan.	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to vote on any other business properly brought before the meeting, including adjournment of the meeting and any other matters incident to the conduct of the meeting.

For comments, please check this box and write them on the back where indicated. ☐

Mark here if you would like your voting instructions to be confidential pursuant to the Target Corporation policy on confidential voting described in the 2020 Proxy Statement. ☐ **Yes** ☐ **No**

If you are a registered or beneficial shareholder, consenting to receive all future annual meeting materials electronically is simple and fast! Enroll today at www.icsdelivery.com/target for secure online access to your proxy materials.

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and, if signing for a corporation, please give your full title. Joint owners should each sign personally. Please sign, date, and return the proxy card promptly using the enclosed envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Target Corporation
2020 Annual Meeting of Shareholders
Wednesday, June 10, 2020
9:00 A.M., Central Daylight Time

Registered Shareholders can access their Target Corporation accounts online via:
www.shareowneronline.com

For Shareholder Information Call 1-800-794-9871
Monday - Friday between 7 a.m. - 7 p.m. Central Daylight Time

D13224-P35565

TARGET

Proxy Solicited on Behalf of the Board of Directors for the June 10, 2020 Annual Meeting of Shareholders
Vote by Internet, Telephone, or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting deadlines are:

- **11:59 p.m. Eastern Daylight Time on June 9, 2020 for all shareholders except participants whose shares are held in the Target Corporation 401(k) Plan (the Plan), and**
- **6:00 a.m. Eastern Daylight Time on June 8, 2020 for participants whose shares are held in the Plan.**

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned your proxy card. In addition, all shareholders except participants whose shares are held in the Plan may vote during the meeting at virtualshareholdermeeting.com/TGT2020.

Brian C. Cornell, Michael J. Fiddelke, and Don H. Liu, and each of them, are hereby appointed proxies, with power of substitution to each, to represent and to vote as designated on the reverse side of this proxy card, all shares of capital stock of Target Corporation, a Minnesota corporation, held by the undersigned on April 13, 2020, the record date for the Annual Meeting of Shareholders to be held on June 10, 2020, and at any adjournment of the meeting. **This proxy card will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1 and "FOR" the proposals set forth in Items 2, 3, and 4. The proxies cannot vote these shares unless you vote by Internet or telephone or unless you sign this card on the reverse side and return it.**

The following information applies only to participants whose shares are held in the Plan:

- This proxy card or your response by Internet or telephone as described on the reverse side will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974.
- Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of the Corporation. **If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees listed in Item 1 and "FOR" the proposals set forth in Items 2, 3, and 4.**
- Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 8, 2020, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 8, 2020, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.

Comments: ____

____

(If you noted any Comments above, please mark corresponding box on the reverse side.)